REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Paragon Separate Account D
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account D (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2023, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 2024

We have served as the Separate Account's auditor since 2000.

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PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023

	DWS I CROCI® International VIP Division	DWS II Government Money Market VIP Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division
Assets:
Investments at fair value	$115,417	$16,153	$371,242	$206,727
Accrued dividends	—	23	—	—
Due from Metropolitan Life Insurance Company	—	10	8	2
Total Assets	115,417	16,186	371,250	206,729
Liabilities:
Accrued fees	—	—	7	2
Total Liabilities	—	—	7	2
Net Assets	$115,417	$16,186	$371,243	$206,727

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2023

	Fidelity® VIP Growth Division	Fidelity® VIP Index 500 Division	MFS® VIT Growth Division	Putnam VT High Yield Division	Putnam VT Income Division
Assets:
Investments at fair value	$1,682,634	$844,016	$173,701	$32,795	$90,689
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	3	12	—	—	—
Total Assets	1,682,637	844,028	173,701	32,795	90,689
Liabilities:
Accrued fees	—	11	—	—	—
Total Liabilities	—	11	—	—	—
Net Assets	$1,682,637	$844,017	$173,701	$32,795	$90,689

The accompanying notes are an integral part of these financial statements.

	Putnam VT Large Cap Growth Division	Putnam VT Sustainable Leaders Division	T. Rowe Price ES All-Cap Opportunities Division	T. Rowe Price ES Moderate Allocation Division	T. Rowe Price FIS Limited-Term Bond Division
Assets:
Investments at fair value	$70,157	$140,571	$171,174	$247,341	$252,440
Accrued dividends	—	—	—	—	—
Due from Metropolitan Life Insurance Company	—	—	—	1	2
Total Assets	70,157	140,571	171,174	247,342	252,442
Liabilities:
Accrued fees	—	—	—	1	1
Total Liabilities	—	—	—	1	1
Net Assets	$70,157	$140,571	$171,174	$247,341	$252,441

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the years ended December 31, 2023, 2022 and 2021

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$3,409	$3,072	$2,537	$8,733	$6,202	$3
Expenses:
Mortality and expense risk charges	653	594	673	1,418	1,187	270
Net investment income (loss)	2,756	2,478	1,864	7,315	5,015	(267)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(182)	(464)	126	—	—	—
Net realized gains (losses)	(182)	(464)	126	—	—	—
Change in unrealized gains (losses) on investments	15,051	(17,258)	6,472	—	—	—
Net realized and changes in unrealized gains (losses) on investments	14,869	(17,722)	6,598	—	—	—
Net increase (decrease) in net assets resulting from operations	$17,625	$(15,244)	$8,462	$7,315	$5,015	$(267)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division
	2023	2022	2021
Investment Income:
Dividends	$1,647	$1,571	$201
Expenses:
Mortality and expense risk charges	2,103	1,958	2,165
Net investment income (loss)	(456)	(387)	(1,964)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,745	14,693	42,390
Realized gains (losses) on sale of investments	1,428	769	1,636
Net realized gains (losses)	13,173	15,462	44,026
Change in unrealized gains (losses) on investments	78,349	(116,183)	37,513
Net realized and changes in unrealized gains (losses) on investments	91,522	(100,721)	81,539
Net increase (decrease) in net assets resulting from operations	$91,066	$(101,108)	$79,575

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Equity-Income Division			Fidelity® VIP Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$3,705	$3,569	$3,458	$1,942	$12,285	$—
Expenses:
Mortality and expense risk charges	1,220	1,191	1,162	9,417	14,369	17,268
Net investment income (loss)	2,485	2,378	2,296	(7,475)	(2,084)	(17,268)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,562	6,248	20,263	69,516	150,219	548,091
Realized gains (losses) on sale of investments	1,232	976	1,553	6,908	168,855	15,312
Net realized gains (losses)	6,794	7,224	21,816	76,424	319,074	563,403
Change in unrealized gains (losses) on investments	8,995	(20,397)	13,724	370,221	(1,036,334)	(15,776)
Net realized and changes in unrealized gains (losses) on investments	15,789	(13,173)	35,540	446,645	(717,260)	547,627
Net increase (decrease) in net assets resulting from operations	$18,274	$(10,795)	$37,836	$439,170	$(719,344)	$530,359

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2023	2022	2021
Investment Income:
Dividends	$11,195	$10,547	$9,336
Expenses:
Mortality and expense risk charges	4,622	4,435	4,575
Net investment income (loss)	6,573	6,112	4,761
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,742	5,506	4,998
Realized gains (losses) on sale of investments	17,583	13,017	12,952
Net realized gains (losses)	24,325	18,523	17,950
Change in unrealized gains (losses) on investments	138,972	(180,558)	158,188
Net realized and changes in unrealized gains (losses) on investments	163,297	(162,035)	176,138
Net increase (decrease) in net assets resulting from operations	$169,870	$(155,923)	$180,899

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	MFS® VIT Growth Division			Putnam VT High Yield Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$1,621	$1,529	$1,448
Expenses:
Mortality and expense risk charges	941	889	1,048	192	186	194
Net investment income (loss)	(941)	(889)	(1,048)	1,429	1,343	1,254
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,083	16,587	23,275	—	55	—
Realized gains (losses) on sale of investments	573	377	1,008	(217)	(87)	(9)
Net realized gains (losses)	12,656	16,964	24,283	(217)	(32)	(9)
Change in unrealized gains (losses) on investments	33,506	(75,987)	11,052	2,106	(5,064)	81
Net realized and changes in unrealized gains (losses) on investments	46,162	(59,023)	35,335	1,889	(5,096)	72
Net increase (decrease) in net assets resulting from operations	$45,221	$(59,912)	$34,287	$3,318	$(3,753)	$1,326

The accompanying notes are an integral part of these financial statements.

	Putnam VT Income Division
	2023	2022	2021
Investment Income:
Dividends	$5,038	$5,069	$1,556
Expenses:
Mortality and expense risk charges	552	562	619
Net investment income (loss)	4,486	4,507	937
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	4,363
Realized gains (losses) on sale of investments	(928)	(458)	(88)
Net realized gains (losses)	(928)	(458)	4,275
Change in unrealized gains (losses) on investments	143	(17,659)	(10,248)
Net realized and changes in unrealized gains (losses) on investments	(785)	(18,117)	(5,973)
Net increase (decrease) in net assets resulting from operations	$3,701	$(13,610)	$(5,036)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Putnam VT Large Cap Growth Division			Putnam VT Sustainable Leaders Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$899	$959	$434
Expenses:
Mortality and expense risk charges	387	361	420	798	763	858
Net investment income (loss)	(387)	(361)	(420)	101	196	(424)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	782	9,541	5,776	3,682	17,057	11,602
Realized gains (losses) on sale of investments	403	320	801	56	318	1,713
Net realized gains (losses)	1,185	9,861	6,577	3,738	17,375	13,315
Change in unrealized gains (losses) on investments	20,724	(31,472)	6,836	24,655	(51,039)	13,809
Net realized and changes in unrealized gains (losses) on investments	21,909	(21,611)	13,413	28,393	(33,664)	27,124
Net increase (decrease) in net assets resulting from operations	$21,522	$(21,972)	$12,993	$28,494	$(33,468)	$26,700

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES All-Cap Opportunities Division
	2023	2022	2021
Investment Income:
Dividends	$393	$—
Expenses:
Mortality and expense risk charges	930	866	917
Net investment income (loss)	(537)	(866)	(917)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,282	7,366	31,295
Realized gains (losses) on sale of investments	(66)	(134)	528
Net realized gains (losses)	11,216	7,232	31,823
Change in unrealized gains (losses) on investments	26,785	(43,392)	(4,907)
Net realized and changes in unrealized gains (losses) on investments	38,001	(36,160)	26,916
Net increase (decrease) in net assets resulting from operations	$37,464	$(37,026)	$25,999

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021

	T. Rowe Price ES Moderate Allocation Division
	2023	2022	2021
Investment Income:
Dividends	$5,368	$3,631	$2,545
Expenses:
Mortality and expense risk charges	1,494	1,503	1,620
Net investment income (loss)	3,874	2,128	925
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	672	4,492	24,998
Realized gains (losses) on sale of investments	(941)	(798)	1,048
Net realized gains (losses)	(269)	3,694	26,046
Change in unrealized gains (losses) on investments	28,062	(56,746)	(5,619)
Net realized and changes in unrealized gains (losses) on investments	27,793	(53,052)	20,427
Net increase (decrease) in net assets resulting from operations	$31,667	$(50,924)	$21,352

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price FIS Limited-Term Bond Division
	2023	2022	2021
Investment Income:
Dividends	$8,161	$4,759	$3,336
Expenses:
Mortality and expense risk charges	1,593	1,578	1,626
Net investment income (loss)	6,568	3,181	1,710
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	382	1,519
Realized gains (losses) on sale of investments	(974)	(653)	294
Net realized gains (losses)	(974)	(271)	1,813
Change in unrealized gains (losses) on investments	4,717	(15,795)	(4,867)
Net realized and changes in unrealized gains (losses) on investments	3,743	(16,066)	(3,054)
Net increase (decrease) in net assets resulting from operations	$10,311	$(12,885)	$(1,344)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2023, 2022 and 2021

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,756	$2,478	$1,864	$7,315	$5,015	$(267)
Net realized gains (losses)	(182)	(464)	126	—	—	—
Change in unrealized gains (losses) on investments	15,051	(17,258)	6,472	—	—	—
Net increase (decrease) in net assets resulting from operations	17,625	(15,244)	8,462	7,315	5,015	(267)
Policy Transactions:
Premium payments received from Policy owners	5,457	5,457	10,535	—	—	—
Net transfers (including fixed account)	—	—	—	—	952,232	(170,942)
Policy charges	(3,793)	(5,728)	(7,355)	(39)	(39)	(165)
Transfers for Policy benefits and terminations	(40)	(29)	(34)	(963,827)	—	—
Net increase (decrease) in net assets resulting from Policy transactions	1,624	(300)	3,146	(963,866)	952,193	(171,107)
Net increase (decrease) in net assets	19,249	(15,544)	11,608	(956,551)	957,208	(171,374)
Net Assets:
Beginning of year	96,168	111,712	100,104	972,737	15,529	186,903
End of year	$115,417	$96,168	$111,712	$16,186	$972,737	$15,529

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(456)	$(387)	$(1,964)
Net realized gains (losses)	13,173	15,462	44,026
Change in unrealized gains (losses) on investments	78,349	(116,183)	37,513
Net increase (decrease) in net assets resulting from operations	91,066	(101,108)	79,575
Policy Transactions:
Premium payments received from Policy owners	7,003	7,003	7,106
Net transfers (including fixed account)	—	—	337
Policy charges	(3,968)	(3,699)	(3,781)
Transfers for Policy benefits and terminations	(2,118)	(24)	—
Net increase (decrease) in net assets resulting from Policy transactions	917	3,280	3,662
Net increase (decrease) in net assets	91,983	(97,828)	83,237
Net Assets:
Beginning of year	279,260	377,088	293,851
End of year	$371,243	$279,260	$377,088

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Equity-Income Division			Fidelity® VIP Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,485	$2,378	$2,296	$(7,475)	$(2,084)	$(17,268)
Net realized gains (losses)	6,794	7,224	21,816	76,424	319,074	563,403
Change in unrealized gains (losses) on investments	8,995	(20,397)	13,724	370,221	(1,036,334)	(15,776)
Net increase (decrease) in net assets resulting from operations	18,274	(10,795)	37,836	439,170	(719,344)	530,359
Policy Transactions:
Premium payments received from Policy owners	13,651	10,586	10,267	14,842	11,777	17,779
Net transfers (including fixed account)	—	—	—	—	—	—
Policy charges	(10,793)	(10,216)	(9,389)	(13,255)	(16,723)	(19,289)
Transfers for Policy benefits and terminations	(94)	(34)	(122)	(2,638)	(928,021)	(92)
Net increase (decrease) in net assets resulting from Policy transactions	2,764	336	756	(1,051)	(932,967)	(1,602)
Net increase (decrease) in net assets	21,038	(10,459)	38,592	438,119	(1,652,311)	528,757
Net Assets:
Beginning of year	185,689	196,148	157,556	1,244,518	2,896,829	2,368,072
End of year	$206,727	$185,689	$196,148	$1,682,637	$1,244,518	$2,896,829

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,573	$6,112	$4,761
Net realized gains (losses)	24,325	18,523	17,950
Change in unrealized gains (losses) on investments	138,972	(180,558)	158,188
Net increase (decrease) in net assets resulting from operations	169,870	(155,923)	180,899
Policy Transactions:
Premium payments received from Policy owners	39,784	27,876	27,435
Net transfers (including fixed account)	—	141	56,412
Policy charges	(38,672)	(35,054)	(32,537)
Transfers for Policy benefits and terminations	(212)	—	(717)
Net increase (decrease) in net assets resulting from Policy transactions	900	(7,037)	50,593
Net increase (decrease) in net assets	170,770	(162,960)	231,492
Net Assets:
Beginning of year	673,247	836,207	604,715
End of year	$844,017	$673,247	$836,207

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	MFS® VIT Growth Division			Putnam VT High Yield Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(941)	$(889)	$(1,048)	$1,429	$1,343	$1,254
Net realized gains (losses)	12,656	16,964	24,283	(217)	(32)	(9)
Change in unrealized gains (losses) on investments	33,506	(75,987)	11,052	2,106	(5,064)	81
Net increase (decrease) in net assets resulting from operations	45,221	(59,912)	34,287	3,318	(3,753)	1,326
Policy Transactions:
Premium payments received from Policy owners	4,446	4,446	4,446	2,705	1,727	1,727
Net transfers (including fixed account)	—	—	—	—	—	—
Policy charges	(2,084)	(1,911)	(2,251)	(1,002)	(918)	(828)
Transfers for Policy benefits and terminations	(2,650)	(29)	(99)	(520)	(2)	(2)
Net increase (decrease) in net assets resulting from Policy transactions	(288)	2,506	2,096	1,183	807	897
Net increase (decrease) in net assets	44,933	(57,406)	36,383	4,501	(2,946)	2,223
Net Assets:
Beginning of year	128,768	186,174	149,791	28,294	31,240	29,017
End of year	$173,701	$128,768	$186,174	$32,795	$28,294	$31,240

The accompanying notes are an integral part of these financial statements.

	Putnam VT Income Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,486	$4,507	$937
Net realized gains (losses)	(928)	(458)	4,275
Change in unrealized gains (losses) on investments	143	(17,659)	(10,248)
Net increase (decrease) in net assets resulting from operations	3,701	(13,610)	(5,036)
Policy Transactions:
Premium payments received from Policy owners	5,352	5,352	5,352
Net transfers (including fixed account)	—	—	—
Policy charges	(3,058)	(2,876)	(2,832)
Transfers for Policy benefits and terminations	(433)	(2)	(32)
Net increase (decrease) in net assets resulting from Policy transactions	1,861	2,474	2,488
Net increase (decrease) in net assets	5,562	(11,136)	(2,548)
Net Assets:
Beginning of year	85,127	96,263	98,811
End of year	$90,689	$85,127	$96,263

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Putnam VT Large Cap Growth Division			Putnam VT Sustainable Leaders Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(387)	$(361)	$(420)	$101	$196	$(424)
Net realized gains (losses)	1,185	9,861	6,577	3,738	17,375	13,315
Change in unrealized gains (losses) on investments	20,724	(31,472)	6,836	24,655	(51,039)	13,809
Net increase (decrease) in net assets resulting from operations	21,522	(21,972)	12,993	28,494	(33,468)	26,700
Policy Transactions:
Premium payments received from Policy owners	1,705	1,705	1,705	2,747	2,747	7,720
Net transfers (including fixed account)	—	—	—	—	—	—
Policy charges	(2,331)	(2,118)	(2,000)	(1,068)	(3,519)	(5,647)
Transfers for Policy benefits and terminations	(42)	(34)	(34)	(46)	(32)	(36)
Net increase (decrease) in net assets resulting from Policy transactions	(668)	(447)	(329)	1,633	(804)	2,037
Net increase (decrease) in net assets	20,854	(22,419)	12,664	30,127	(34,272)	28,737
Net Assets:
Beginning of year	49,303	71,722	59,058	110,444	144,716	115,979
End of year	$70,157	$49,303	$71,722	$140,571	$110,444	$144,716

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price ES All-Cap Opportunities Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(537)	$(866)	$(917)
Net realized gains (losses)	11,216	7,232	31,823
Change in unrealized gains (losses) on investments	26,785	(43,392)	(4,907)
Net increase (decrease) in net assets resulting from operations	37,464	(37,026)	25,999
Policy Transactions:
Premium payments received from Policy owners	3,226	3,226	3,226
Net transfers (including fixed account)	—	—	56,412
Policy charges	(1,864)	(1,700)	(1,868)
Transfers for Policy benefits and terminations	(49)	(37)	(1,589)
Net increase (decrease) in net assets resulting from Policy transactions	1,313	1,489	56,181
Net increase (decrease) in net assets	38,777	(35,537)	82,180
Net Assets:
Beginning of year	132,397	167,934	85,754
End of year	$171,174	$132,397	$167,934

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021

	T. Rowe Price ES Moderate Allocation Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,874	$2,128	$925
Net realized gains (losses)	(269)	3,694	26,046
Change in unrealized gains (losses) on investments	28,062	(56,746)	(5,619)
Net increase (decrease) in net assets resulting from operations	31,667	(50,924)	21,352
Policy Transactions:
Premium payments received from Policy owners	5,404	5,404	5,560
Net transfers (including fixed account)	—	3	67,025
Policy charges	(7,763)	(7,007)	(6,207)
Transfers for Policy benefits and terminations	(9)	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(2,368)	(1,600)	66,378
Net increase (decrease) in net assets	29,299	(52,524)	87,730
Net Assets:
Beginning of year	218,042	270,566	182,836
End of year	$247,341	$218,042	$270,566

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price FIS Limited-Term Bond Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,568	$3,181	$1,710
Net realized gains (losses)	(974)	(271)	1,813
Change in unrealized gains (losses) on investments	4,717	(15,795)	(4,867)
Net increase (decrease) in net assets resulting from operations	10,311	(12,885)	(1,344)
Policy Transactions:
Premium payments received from Policy owners	19,410	18,433	18,433
Net transfers (including fixed account)	—	—	—
Policy charges	(16,955)	(15,211)	(13,188)
Transfers for Policy benefits and terminations	(3)	(1)	(1)
Net increase (decrease) in net assets resulting from Policy transactions	2,452	3,221	5,244
Net increase (decrease) in net assets	12,763	(9,664)	3,900
Net Assets:
Beginning of year	239,678	249,342	245,442
End of year	$252,441	$239,678	$249,342

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Paragon Separate Account D (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on January 3, 1995 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Deutsche DWS Variable Series I ("DWS I")

Deutsche DWS Variable Series II ("DWS II")

Fidelity® Variable Insurance Products ("Fidelity VIP")

MFS® Variable Insurance Trust ("MFS VIT")

Putnam Variable Trust ("Putnam VT")

T. Rowe Price Equity Series, Inc. ("T. Rowe Price ES")

T. Rowe Price Fixed Income Series, Inc. ("T. Rowe Price FIS")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2. LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner.

The following Divisions had net assets as of December 31, 2023:

DWS I CROCI® International VIP Division

DWS II Government Money Market VIP Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Growth Division

Fidelity® VIP Index 500 Division

MFS® VIT Growth Division

Putnam VT High Yield Division

Putnam VT Income Division

Putnam VT Large Cap Growth Division

Putnam VT Sustainable Leaders Division

T. Rowe Price ES All-Cap Opportunities Division

T. Rowe Price ES Moderate Allocation Division

T. Rowe Price FIS Limited-Term Bond Division

3. PORTFOLIO CHANGE

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2023:

Name Change:

Former Name

Putnam VT Growth Opportunities Fund

New Name

Putnam VT Large Cap Growth Fund

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio, series or fund of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5. EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, and is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.35	% - 0.65%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. The administrative charge ranges from $3.50 to $6.00 and is assessed per month per Policy. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $.04 to $42.28 per $1,000 of coverage. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2023, 2022 and 2021.

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6. STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
DWS I CROCI® International VIP Division	15,451	114,133	7,450	6,928	11,848	3,070	4,749	6,838
DWS II Government Money Market VIP Division	16,153	16,153	10,556	956,592	4	965,296	1,229	171,377
Fidelity® VIP Contrafund® Division	7,634	265,089	18,326	21,315	48,213	6,123	3,725	4,126
Fidelity® VIP Equity-Income Division	8,319	185,668	24,609	17,724	31,140	13,799	8,760	7,827
Fidelity® VIP Growth Division	18,073	1,135,631	86,115	171,381	561,869	25,137	956,190	32,663
Fidelity® VIP Index 500 Division	1,828	428,904	51,855	32,706	85,485	37,646	28,118	25,138
MFS® VIT Growth Division	2,881	140,450	15,705	20,277	26,632	4,852	2,071	2,310
Putnam VT High Yield Division	5,846	35,828	3,888	2,845	2,765	1,277	639	614
Putnam VT Income Division	10,796	116,218	9,059	8,950	9,683	2,713	1,970	1,895
Putnam VT Large Cap Growth Division	4,997	49,003	1,998	10,729	6,997	2,272	1,995	1,972
Putnam VT Sustainable Leaders Division	3,398	119,931	6,653	19,842	19,093	1,237	3,392	5,879
T. Rowe Price ES All-Cap Opportunities Division	4,976	167,414	14,499	10,174	88,590	2,442	2,183	2,032
T. Rowe Price ES Moderate Allocation Division	12,355	257,166	11,057	13,167	99,511	8,881	8,146	7,212
T. Rowe Price FIS Limited-Term Bond Division	54,172	262,228	27,110	23,241	22,802	18,091	16,457	14,330

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2023, 2022 and 2021:

	DWS I CROCI® International VIP Division			DWS II Government Money Market VIP Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	5,310	5,341	5,225	940,905	15,119	180,809
Units issued and transferred from other funding options	270	287	1,285	—	925,823	—
Units redeemed and transferred to other funding options	(213)	(318)	(1,169)	(925,861)	(37)	(165,690)
Units end of year	5,367	5,310	5,341	15,044	940,905	15,119
	Fidelity® VIP Growth Division			Fidelit® VIP Index 500 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	6,084	10,628	10,636	2,626	2,703	2,682
Units issued and transferred from other funding options	78	54	72	74	50	1,813
Units redeemed and transferred to other funding options	(85)	(4,598)	(80)	(151)	(127)	(1,792)
Units end of year	6,077	6,084	10,628	2,549	2,626	2,703
	Putnam VT Income Division			Putnam VT Large Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	3,155	3,113	3,076	290	292	293
Units issued and transferred from other funding options	192	183	482	8	9	8
Units redeemed and transferred to other funding options	(176)	(141)	(445)	(12)	(11)	(9)
Units end of year	3,171	3,155	3,113	286	290	292

	T. Rowe Price ES Moderate Allocation Division			T. Rowe Price FIS Limited-Term Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	4,545	4,577	3,382	31,338	30,928	30,286
Units issued and transferred from other funding options	107	108	1,303	2,501	2,375	2,268
Units redeemed and transferred to other funding options	(153)	(140)	(108)	(2,181)	(1,965)	(1,626)
Units end of year	4,499	4,545	4,577	31,658	31,338	30,928

	Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	2,163	2,138	2,116	1,957	1,952	1,945
Units issued and transferred from other funding options	46	52	48	189	113	119
Units redeemed and transferred to other funding options	(40)	(27)	(26)	(165)	(108)	(112)
Units end of year	2,169	2,163	2,138	1,981	1,957	1,952
	MFS® VIT Growth Division			Putnam VT High Yield Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,491	1,469	1,458	889	864	839
Units issued and transferred from other funding options	40	42	315	81	53	49
Units redeemed and transferred to other funding options	(43)	(20)	(304)	(47)	(28)	(24)
Units end of year	1,488	1,491	1,469	923	889	864
	Putnam VT Sustainable Leaders Division			T. Rowe Price ES All-Cap Opportunities Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,103	1,110	1,094	1,211	1,202	798
Units issued and transferred from other funding options	25	26	64	23	24	685
Units redeemed and transferred to other funding options	(10)	(33)	(48)	(16)	(15)	(281)
Units end of year	1,118	1,103	1,110	1,218	1,211	1,202

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying portfolio, series or fund, and total return ratios for the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
DWS I CROCI® International	2023	5,367	16.59 - 22.10	115,417	3.22	0.35 - 0.65	18.18 - 18.41
VIP Division	2022	5,310	14.01 - 18.70	96,168	3.17	0.35 - 0.65	(13.75) - (13.58)
	2021	5,341	16.39 - 21.68	111,712	2.34	0.35 - 0.65	8.53 - 8.86
	2020	5,225	14.91 - 19.98	100,104	3.36	0.45 - 0.65	1.95 - 2.15
	2019	4,981	14.59 - 19.59	93,181	2.89	0.45 - 0.65	20.98 - 21.23
DWS II Government Money	2023	15,044	1.08	16,186	4.10	0.65	4.07
Market VIP Division	2022	940,905	1.03	972,737	3.34	0.65	0.65
	2021	15,119	1.03	15,529	0.01	0.65	(0.64)
	2020	180,809	1.03	186,903	0.13	0.65	(0.42)
	2019	36,772	1.04	38,170	1.76	0.65	1.11
Fidelity® VIP Contrafund®	2023	2,169	171.19	371,243	0.51	0.65	32.59
Division	2022	2,163	129.11	279,260	0.52	0.65	(26.79)
	2021	2,138	176.35	377,088	0.06	0.65	27.01
	2020	2,116	138.85	293,851	0.26	0.65	29.72
	2019	2,157	107.04	230,886	0.47	0.65	30.73
Fidelity® VIP	2023	1,981	104.33	206,727	1.96	0.65	9.93
Equity-Income Division	2022	1,957	94.91	185,689	1.94	0.65	(5.57)
	2021	1,952	100.51	196,148	1.93	0.65	24.08
	2020	1,945	81.00	157,556	1.83	0.65	6.00
	2019	1,964	76.41	150,079	2.03	0.65	26.62
Fidelity® VIP Growth	2023	6,077	276.90	1,682,637	0.13	0.65	35.36
Division	2022	6,084	204.57	1,244,518	0.56	0.65	(24.95)
	2021	10,628	272.56	2,896,829	—	0.65	22.42
	2020	10,636	222.65	2,368,072	0.07	0.65	42.96
	2019	10,705	155.75	1,667,312	0.26	0.65	33.44
Fidelity® VIP Index 500	2023	2,549	53.11 - 718.71	844,017	1.50	0.35 - 0.65	25.38 - 25.63
Division	2022	2,626	42.27 - 573.23	673,247	1.47	0.35 - 0.65	(18.74) - (18.58)
	2021	2,703	52.49 - 705.45	836,207	1.26	0.35 - 0.65	27.74 - 28.13
	2020	2,682	40.56 - 552.23	604,715	1.66	0.45 - 0.65	17.47 - 17.71
	2019	2,886	34.46 - 470.10	589,683	1.63	0.45 - 0.65	30.50 - 30.76
MFS® VIT Growth Division	2023	1,488	60.81 - 128.94	173,701	—	0.35 - 0.65	34.99 - 35.26
	2022	1,491	44.96 - 95.52	128,768	—	0.35 - 0.65	(32.08) - (31.94)
	2021	1,469	67.02 - 140.63	186,174	—	0.35 - 0.65	22.73 - 23.10
	2020	1,458	53.72 - 114.59	149,791	—	0.45 - 0.65	31.00 - 31.26
	2019	1,482	40.92 - 87.47	116,236	—	0.45 - 0.65	37.25 - 37.53
Putnam VT High Yield	2023	923	35.52	32,795	5.42	0.65	11.57
Division	2022	889	31.84	28,294	5.31	0.65	(11.94)
	2021	864	36.16	31,240	4.82	0.65	4.52
	2020	839	34.60	29,017	5.82	0.65	4.82
	2019	833	33.01	27,502	5.93	0.65	13.81

PARAGON SEPARATE ACCOUNT D
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Putnam VT Income Division	2023	3,171	13.88 - 29.20	90,689	5.81	0.35 - 0.65	4.28 - 4.49
	2022	3,155	13.29 - 28.00	85,127	5.71	0.35 - 0.65	(14.04) - (13.87)
	2021	3,113	15.59 - 32.58	96,263	1.60	0.35 - 0.65	(5.05) - (4.77)
	2020	3,076	16.21 - 34.31	98,811	4.85	0.45 - 0.65	5.32 - 5.53
	2019	3,083	15.36 - 32.58	93,352	3.29	0.45 - 0.65	11.52 - 11.74
Putnam VT Large Cap Growth	2023	286	245.01	70,157	—	0.65	43.95
Division	2022	290	170.20	49,303	—	0.65	(30.81)
	2021	292	246.01	71,722	—	0.65	22.20
	2020	293	201.31	59,058	0.24	0.65	38.18
	2019	296	145.68	43,083	0.36	0.65	36.22
Putnam VT Sustainable	2023	1,118	125.78	140,571	0.73	0.65	25.60
Leaders Division	2022	1,103	100.14	110,444	0.81	0.65	(23.22)
	2021	1,110	130.43	144,716	0.33	0.65	23.04
	2020	1,094	106.01	115,979	0.57	0.65	28.23
	2019	1,162	82.67	96,052	0.62	0.65	35.83
T. Rowe Price ES All-Cap	2023	1,218	69.16 - 159.04	171,174	0.26	0.35 - 0.65	28.13 - 28.39
Opportunities Division	2022	1,211	53.87 - 124.12	132,397	—	0.35 - 0.65	(22.02) - (21.86)
	2021	1,202	69.69 - 159.17	167,934	—	0.35 - 0.65	20.01 - 20.37
	2020	798	57.33 - 132.62	85,754	—	0.45 - 0.65	43.44 - 43.72
	2019	1,675	39.89 - 92.46	140,660	0.41	0.45 - 0.65	34.05 - 34.32
T. Rowe Price ES Moderate	2023	4,499	54.98	247,341	2.32	0.65	14.60
Allocation Division	2022	4,545	47.98	218,042	1.57	0.65	(18.84)
	2021	4,577	59.12	270,566	1.02	0.65	9.35
	2020	3,382	54.06	182,836	1.27	0.65	13.80
	2019	7,194	47.51	341,774	1.90	0.65	19.03
T. Rowe Price FIS	2023	31,658	7.97	252,441	3.32	0.65	4.26
Limited-Term Bond Division	2022	31,338	7.65	239,678	1.95	0.65	(5.13)
	2021	30,928	8.06	249,342	1.33	0.65	(0.52)
	2020	30,286	8.10	245,442	1.97	0.65	4.03
	2019	29,473	7.79	229,602	2.42	0.65	3.68

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, series or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio, series or fund in which the Division invests.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying portfolio, series or fund have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Adoption of New Accounting Standard

As discussed in Note 1 to the financial statements, the Company has changed its method of accounting and presentation related to long-duration insurance contracts and certain related balances effective January 1, 2023, due to the adoption of Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), with a transition date of January 1, 2021. Also see Critical Audit Matters section below.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

MLIC - 2

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 10, and 12 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3.

We have determined that the fair value of Level 3 fixed maturity securities valued using internal matrix pricing or discounted cash flow techniques, is a critical audit matter because of the critical judgments made by management. This required complex auditor judgment and an increased extent of effort, including the use of fair value specialists in performing audit procedures to evaluate the estimate of fair value of these securities.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

Insurance Liabilities – Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions. Management’s estimate of future policy benefits for long-term care insurance in the MetLife Holdings segment was $15,240 million as of December 31, 2023.

Management applies considerable judgment in evaluating actual experience and other information to determine current best estimate assumptions. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include incidence, claim terminations, utilization, premium rate increases and mortality.

We have determined that future policy benefits for long-term care insurance is a critical audit matter because of the significant judgments made by management when estimating future policy benefits liability. This required subjective auditor judgment and an increased extent of effort, including the involvement of actuarial specialists, when performing audit procedures to evaluate the judgments made and the reasonableness of the principal assumptions used in the valuation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of future policy benefits and the effectiveness of controls over the underlying data.
MLIC - 3

•With the involvement of our actuarial specialists, we:

◦evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

◦evaluated that principal assumptions were applied in the valuation model as intended, on a sample basis.

Market Risk Benefits – Valuation of Market Risk Benefits for MetLife Holdings — Refer to Notes 1, 5, and 12 to the financial statements

Critical Audit Matter Description

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which, expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. The Company adopted ASU 2018-12, effective January 1, 2023 with a transition date of January 1, 2021 (see Adoption of New Accounting Standard explanatory paragraph above). As part of the adoption, market risk benefits were required to be measured at fair value, using a full retrospective transition method. Management’s estimates of market risk benefits in the MetLife Holdings segment were $2,858 million in liabilities and $156 million in assets as of December 31, 2023.

Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. In addition, at the transition date, management judgment was involved in estimating the assumptions at contract inception for the market risk benefits not previously accounted for as embedded derivatives. Principal assumptions include mortality, withdrawal, utilization, lapse and implied volatility.

We have identified the valuation of MetLife Holdings’ market risk benefits as a critical audit matter due to the high degree of auditor judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over valuation of market risk benefits under ASU 2018-12, including the related methodologies, models and assumptions used for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the principal assumptions.

◦developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 6, 2024

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $132 and $114, respectively); and amortized cost: $152,080 and $160,477, respectively	$142,805	$145,576
Mortgage loans (net of allowance for credit loss of $509 and $448, respectively; includes $166 and $144, respectively, relating to variable interest entities)	62,584	62,570
Policy loans	5,671	5,729
Real estate and real estate joint ventures (includes $1,427 and $1,358, respectively, relating to variable interest entities, $317 and $299, respectively, under the fair value option)	8,690	8,416
Other limited partnership interests	7,765	7,887
Short-term investments, at estimated fair value	3,048	2,759
Other invested assets (net of allowance for credit loss of $14 and $19, respectively; includes $805 and $858, respectively, of leveraged and direct financing leases; $117 and $161, respectively, relating to variable interest entities)	17,040	19,148
Total investments	247,603	252,085
Cash and cash equivalents, principally at estimated fair value	6,795	9,405
Accrued investment income	2,026	1,949
Premiums, reinsurance and other receivables	28,236	20,791
Market risk benefits, at estimated fair value	177	174
Deferred policy acquisition costs and value of business acquired	3,305	3,757
Current income tax recoverable	112	165
Deferred income tax asset	2,922	2,920
Other assets	4,312	4,352
Separate account assets	83,197	89,241
Total assets	$378,685	$384,839
Liabilities and Equity
Liabilities
Future policy benefits	$129,182	$126,914
Policyholder account balances	103,894	103,407
Market risk benefits, at estimated fair value	2,878	3,270
Other policy-related balances	8,289	7,931
Policyholder dividends payable	233	240
Payables for collateral under securities loaned and other transactions	11,790	14,171
Short-term debt	—	99
Long-term debt	1,887	1,676
Other liabilities	23,719	24,495
Separate account liabilities	83,197	89,241
Total liabilities	365,069	371,444
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,476
Retained earnings	7,645	9,022
Accumulated other comprehensive income (loss)	(6,872)	(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	13,253	13,183
Noncontrolling interests	363	212
Total equity	13,616	13,395
Total liabilities and equity	$378,685	$384,839
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Revenues
Premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees	1,664	1,817	1,874
Net investment income	11,206	10,122	12,486
Other revenues	1,673	1,694	1,616
Net investment gains (losses)	(1,375)	(127)	652
Net derivative gains (losses)	(1,537)	752	(1,629)
Total revenues	36,349	45,447	41,187
Expenses
Policyholder benefits and claims	26,150	33,133	29,084
Policyholder liability remeasurement (gains) losses	(150)	(11)	—
Market risk benefit remeasurement (gains) losses	(703)	(3,379)	(758)
Interest credited to policyholder account balances	3,602	2,509	2,185
Policyholder dividends	470	563	732
Other expenses	5,785	5,703	5,700
Total expenses	35,154	38,518	36,943
Income (loss) before provision for income tax	1,195	6,929	4,244
Provision for income tax expense (benefit)	60	1,273	529
Net income (loss)	1,135	5,656	3,715
Less: Net income (loss) attributable to noncontrolling interests	41	28	5
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,094	$5,628	$3,710
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Net income (loss)	$1,135	$5,656	$3,715
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	5,841	(30,335)	(5,341)
Deferred gains (losses) on derivatives	(1,078)	(399)	111
Future policy benefits discount rate remeasurement gains (losses)	(2,957)	21,623	5,118
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(59)	(236)	311
Foreign currency translation adjustments	56	(177)	9
Defined benefit plans adjustment	(34)	325	82
Other comprehensive income (loss), before income tax	1,769	(9,199)	290
Income tax (expense) benefit related to items of other comprehensive income (loss)	(321)	1,934	(20)
Other comprehensive income (loss), net of income tax	1,448	(7,265)	270
Comprehensive income (loss)	2,583	(1,609)	3,985
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	41	28	5
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$2,542	$(1,637)	$3,980
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2020	$5	$12,460	$10,548	$11,662	$34,675	$183	$34,858
Cumulative effects of changes in accounting principles, net of income tax			(3,932)	(12,987)	(16,919)		(16,919)
Capital contributions from MetLife, Inc.		4			4		4
Dividends to MetLife, Inc.			(3,393)		(3,393)		(3,393)
Change in equity of noncontrolling interests					—	(14)	(14)
Net income (loss)			3,710		3,710	5	3,715
Other comprehensive income (loss), net of income tax				270	270		270
Balance at December 31, 2021	5	12,464	6,933	(1,055)	18,347	174	18,521
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			5,628		5,628	28	5,656
Other comprehensive income (loss), net of income tax				(7,265)	(7,265)		(7,265)
Balance at December 31, 2022	5	12,476	9,022	(8,320)	13,183	212	13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	$5	$12,475	$7,645	$(6,872)	$13,253	$363	$13,616
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$1,135	$5,656	$3,715
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	124	127	136
Amortization of premiums and accretion of discounts associated with investments, net	(858)	(595)	(656)
(Gains) losses on investments and from sales of businesses, net	1,353	127	(652)
(Gains) losses on derivatives, net	2,461	935	2,712
(Income) loss from equity method investments, net of dividends or distributions	1,098	890	(1,873)
Interest credited to policyholder account balances	3,623	2,293	2,104
Universal life and investment-type product policy fees	(1,175)	(1,163)	(1,091)
Change in fair value option and trading securities	39	123	(125)
Change in accrued investment income	(146)	(230)	69
Change in premiums, reinsurance and other receivables	(992)	215	590
Change in market risk benefits	(455)	(3,141)	(476)
Change in deferred policy acquisition costs and value of business acquired, net	452	108	278
Change in income tax	(267)	853	4
Change in other assets	(77)	187	(303)
Change in insurance-related liabilities and policy-related balances	(1,546)	(1,330)	(257)
Change in other liabilities	84	(63)	(372)
Other, net	(18)	148	(74)
Net cash provided by (used in) operating activities	4,835	5,140	3,729
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	30,090	54,515	51,010
Equity securities	104	213	565
Mortgage loans	6,129	8,912	16,790
Real estate and real estate joint ventures	354	925	1,329
Other limited partnership interests	415	992	541
Short-term investments	7,271	8,914	10,309
Purchases and originations of:
Fixed maturity securities available-for-sale	(27,700)	(49,620)	(52,513)
Equity securities	(162)	(127)	(48)
Mortgage loans	(6,087)	(12,083)	(10,502)
Real estate and real estate joint ventures	(931)	(589)	(1,042)
Other limited partnership interests	(715)	(1,036)	(1,896)
Short-term investments	(7,438)	(6,727)	(12,604)
Cash received in connection with freestanding derivatives	1,628	2,967	1,720
Cash paid in connection with freestanding derivatives	(2,998)	(3,971)	(5,181)
Cash received from the redemption of an investment in affiliated preferred stock	—	—	315
Receipts on loans to affiliates	100	—	87
Purchases of loans to affiliates	—	(19)	(15)
Net change in policy loans	58	87	157
Net change in other invested assets	6	114	74
Net change in property, equipment and leasehold improvements	2	12	15
Other, net	41	19	14
Net cash provided by (used in) investing activities	$167	$3,498	$(875)
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$69,794	$85,285	$78,129
Withdrawals	(72,788)	(80,492)	(80,850)
Net change in payables for collateral under securities loaned and other transactions	(2,381)	(10,695)	1,744
Long-term debt issued	210	64	35
Long-term debt repaid	—	(57)	(26)
Derivatives with certain financing elements and other derivative related transactions, net	24	308	173
Dividends paid to MetLife, Inc.	(2,471)	(3,539)	(3,393)
Other, net	(2)	(57)	(42)
Net cash provided by (used in) financing activities	(7,614)	(9,183)	(4,230)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	2	(7)	(4)
Change in cash and cash equivalents	(2,610)	(552)	(1,380)
Cash and cash equivalents, beginning of year	9,405	9,957	11,337
Cash and cash equivalents, end of year	$6,795	$9,405	$9,957
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$131	$102	$95
Income tax	$374	$344	$388
Non-cash transactions:
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$6,527	$—	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,113	$7,450	$—
Fixed maturity securities available-for-sale received from an affiliate	$502	$139	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$502	$—	$—
Mortgage loans disposed of in connection with a reinsurance transaction	$110	$—	$—
Equity securities received due to in-kind distributions from other limited partnership interests	$64	$84	$337
Real estate and real estate joint ventures acquired in satisfaction of debt	$34	$313	$174
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$328	$—
Fair value option securities received from an affiliate	$—	$186	$—
Real estate and real estate joint ventures received from an affiliate	$—	$144	$—
Real estate and real estate joint ventures transferred to an affiliate	$—	$144	$—
Other invested assets received in connection with an affiliated reinsurance transaction	$—	$—	$3,140
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits; Retirement and Income Solutions (“RIS”); and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. In addition, the Company continues to report certain of its results of operations in Corporate & Other. See Note 2 for further information on the Company’s segments and Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Effective January 1, 2023, the Company adopted Accounting Standards Update (“ASU”) 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date; ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; and ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts (“LDTI”), with a transition date of January 1, 2021 (the “Transition Date”). Adoption of LDTI impacted the Company’s accounting and presentation related to long-duration insurance contracts and certain related balances for the years ended December 31, 2022 and 2021. Amounts within these consolidated financial statements which were previously presented, have been revised to conform with the current year accounting and presentation under LDTI. Disclosures as of the Transition Date are reflected in summary within “— Recent Accounting Pronouncements — Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts,” and in further detail (at the disaggregated level) within Notes 3, 4, 5 and 7.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.
The Company uses the equity method of accounting, unless the fair value option (“FVO”) is applied, for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the Transition Date or inception (for contracts sold after the Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the Transition Date for contracts issued prior to the Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes a FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPB discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities together with the present value of future fees and/or premiums are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and subsequently protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to RIS annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements (“DSI”) is included in policyholder benefits and claims. DSI assets were $45 million and $49 million at December 31, 2023 and 2022, respectively.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the Transition Date, or at the inception of the reinsurance coverage for new reinsurance agreements entered into subsequent to the Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) lease assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 10 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 10 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated (“PCD”) fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain consolidated real estate joint ventures and other limited partnership interests are initially recorded at estimated fair value. The Company elects the FVO for certain real estate joint ventures that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for real estate joint ventures and other limited partnership interests recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. The Company accounts for its tax credit and renewable energy investments under the equity method. See Note 18.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Company-owned life insurance policies (“COLI”) are carried at cash surrender value.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $67 million, $67 million and $59 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the useful life or remaining lease term up to 20 years. The cost basis of the property, equipment and leasehold improvements was $826 million and $840 million at December 31, 2023 and 2022, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $727 million and $719 million at December 31, 2023 and 2022, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2023 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $84 million, $2 million and $31 million in the Group Benefits, RIS and MetLife Holdings segments, respectively, at both December 31, 2023 and 2022.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of ASUs to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
The Company adopted LDTI effective January 1, 2023 with a Transition Date of January 1, 2021. The standard required a full retrospective transition approach for MRBs, and allowed for a transition method election for FPBs and DAC, as well as other balances that have historically been amortized in a manner consistent with DAC. The Company has elected the modified retrospective transition approach for all FPBs, DAC, and related balances on all long-duration contracts, subject to the transition provisions. Additionally, an amendment in LDTI allowed entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company did not make such an election.
MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Under the modified retrospective approach, the Company was required to establish LDTI-compliant FPBs, DAC and related balances for the Company’s Transition Date opening balance sheet by utilizing the Company’s December 31, 2020 balances with certain adjustments as described below.
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet:

	Premiums, Reinsurance and Other Receivables	Deferred Policy Acquisition Costs and Value of Business Acquired	Deferred Tax Asset	Other Assets	Future Policy Benefits	Policyholder Account Balances	Market Risk Benefit Liabilities	Deferred Income Tax Liability	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
	(In millions)
Balances as reported, December 31, 2020	$21,478	$2,649	$—	$4,276	$133,921	$96,635	$—	$1,980	$10,548	$11,662
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	(59)	—	—	—	(1,447)	(495)	1,883	—	—	—
Adjustments for the difference between previous carrying amounts and fair value measurements for market risk benefits	—	—	—	—	—	—	4,906	(1,030)	(3,897)	21
Removal of related amounts in accumulated other comprehensive income	—	1,482	—	29	(6,835)	—	—	1,751	—	6,595
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	32	—	—	—	89	—	—	(12)	(45)	—
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	403	—	—	—	25,208	—	—	(5,209)	—	(19,596)
Adjustments for the cumulative effect of adoption on additional insurance assets and liabilities	29	—	—	—	36	—	—	—	—	(7)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	2	12	2,518	—	(4,794)	4,794	—	2,520	10	—
Balances as adjusted, January 1, 2021	$21,885	$4,143	$2,518	$4,305	$146,178	$100,934	$6,789	$—	$6,616	$(1,325)
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Transition Date impacts associated with the implementation of LDTI were applied as follows:
Market Risk Benefits (See Note 5)
The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI. If the MRB was a bifurcated embedded derivative prior to the adoption of LDTI, the existing measurement approach was retained, except that the fair value of the MRB at inception was recalculated to isolate the contract issue date nonperformance risk of the Company.
If, prior to the adoption of LDTI, the MRB was partially a bifurcated embedded derivative (e.g., a contract with multiple features where one was a bifurcated embedded derivative and one was an additional insurance liability), or was accounted for under a different model, the at-inception attributed fee ratio was calculated for every identified MRB, and using the at inception attributed fee ratio, the fair value of the MRB at the contract issue date was calculated to isolate the contract issue date nonperformance risk of the Company.
At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:
•The amounts previously recorded for these contracts within additional insurance liabilities, embedded derivatives, and other insurance liabilities were reclassified to MRB liabilities;
•The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, excluding the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of retained earnings; and
•The cumulative effect of changes in nonperformance risk between the contract issue date and the Transition Date was recorded as an adjustment to opening AOCI as of the Transition Date.
Future Policy Benefits (See Note 3)
Traditional Non-participating Long-duration products
•Loss recognition balances related to unrealized investment gains associated with certain long-duration products previously recorded in AOCI were removed;
•Contracts in-force as of the Transition Date were grouped into cohorts; a revised NPR was calculated for each cohort using the existing Transition Date balance, best estimate cash flow assumptions without a provision for adverse deviation, and the historical discount rates used for the contracts within the cohort prior to the adoption of LDTI (the “locked-in” discount rate). For any cohorts where the net premiums exceeded gross premiums (NPR exceeded 100%), the FPB was increased for the excess of net premiums over gross premiums, with a corresponding adjustment recorded to opening retained earnings as of the Transition Date;
•The difference between the FPB balance calculated at the current upper-medium grade discount rate and the FPB balance calculated at the locked-in discount rate was recorded as an adjustment to opening AOCI as of the Transition Date; and
•Corresponding adjustments were made to ceded reinsurance balances.
Limited-payment Long-duration products
Limited-payment long-duration products transition to LDTI follows a similar approach to traditional non-participating products, except that these product cohorts may have a DPL which is adjusted at the Transition Date. If an increase to FPB depleted the DPL, the remaining adjustment was recorded to opening retained earnings as of the Transition Date.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Additional insurance liabilities
•The contracts and contract features that met the definition of a MRB were reclassified;
•The impact of updating assessments used in the calculation of the additional insurance liabilities to reflect the constant margin amortization basis for UREV liabilities was recorded as an adjustment to opening retained earnings and AOCI; and
•Corresponding adjustments were made to ceded reinsurance balances.
DAC and other balances to be amortized in a manner consistent with DAC (VOBA, DSI and UREV) (See Note 7 for information on DAC, VOBA and UREV)
The opening balances of these accounts were adjusted for removal of the related amounts in AOCI, as these balances are no longer amortized using expected future gross premiums, margins, profits or earned premiums.
Other balance sheet reclassifications and adjustments at LDTI adoption (See Notes 3, 4 and 7)
Individual income annuities reclassification
Prior to the Transition Date, the Company classified all structured settlement and institutional income annuity products within FPBs. While the pre-LDTI GAAP reserving model was the same for these products, upon transition to LDTI, the reserving model for a subset of these products changed, requiring the Company to reclassify $4.7 billion of FPBs to PABs at the Transition Date.
Other reclassifications and adjustments
Other minor reclassifications and adjustments were made to conform to LDTI presentation requirements.
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated balance sheet:

	December 31, 2022
	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Assets
Premiums, reinsurance and other receivables	$20,704	$87	$20,791
Market risk benefits	$—	$174	$174
Deferred policy acquisition costs and value of business acquired	$5,263	$(1,506)	$3,757
Deferred income tax asset	$2,661	$259	$2,920
Other assets	$4,367	$(15)	$4,352
Total assets	$385,840	$(1,001)	$384,839

Liabilities
Future policy benefits	$133,725	$(6,811)	$126,914
Policyholder account balances	$99,967	$3,440	$103,407
Market risk benefits	$—	$3,270	$3,270
Other policy-related balances	$7,863	$68	$7,931
Other liabilities	$24,489	$6	$24,495
Total liabilities	$371,471	$(27)	$371,444

Equity
Retained earnings	$10,572	$(1,550)	$9,022
Accumulated other comprehensive income (loss)	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	$14,157	$(974)	$13,183
Total equity	$14,369	$(974)	$13,395
Total liabilities and equity	$385,840	$(1,001)	$384,839
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of operations:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Revenues
Premiums	$31,198	$(9)	$31,189	$26,191	$(3)	$26,188
Universal life and investment-type product policy fees	$1,997	$(180)	$1,817	$2,062	$(188)	$1,874
Other revenues	$1,698	$(4)	$1,694	$1,616	$—	$1,616
Net derivative gains (losses)	$472	$280	$752	$(964)	$(665)	$(1,629)
Total revenues	$45,360	$87	$45,447	$42,043	$(856)	$41,187
Expenses
Policyholder benefits and claims	$32,954	$179	$33,133	$29,423	$(339)	$29,084
Policyholder liability remeasurement (gains) losses	$—	$(11)	$(11)	$—	$—	$—
Market risk benefits remeasurement (gains) losses	$—	$(3,379)	$(3,379)	$—	$(758)	$(758)
Interest credited to policyholder account balances	$2,382	$127	$2,509	$2,027	$158	$2,185
Policyholder dividends	$559	$4	$563	$728	$4	$732
Other expenses	$5,555	$148	$5,703	$5,617	$83	$5,700
Total expenses	$41,450	$(2,932)	$38,518	$37,795	$(852)	$36,943
Income (loss) before provision for income tax	$3,910	$3,019	$6,929	$4,248	$(4)	$4,244
Provision for income tax expense (benefit)	$639	$634	$1,273	$530	$(1)	$529
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,243	$2,385	$5,628	$3,713	$(3)	$3,710
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of comprehensive income:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Unrealized investment gains (losses), net of related offsets	$(23,566)	$(6,769)	$(30,335)	$(2,462)	$(2,879)	$(5,341)
Future policy benefits discount rate remeasurement gains (losses)	$—	$21,623	$21,623	$—	$5,118	$5,118
Market risk benefits instrument-specific credit risk remeasurement gains (losses)	$—	$(236)	$(236)	$—	$311	$311
Other comprehensive income (loss), before income tax	$(23,817)	$14,618	$(9,199)	$(2,260)	$2,550	$290
Income tax (expense) benefit related to items of other comprehensive income (loss)	$5,004	$(3,070)	$1,934	$515	$(535)	$(20)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)	$(1,745)	$2,015	$270
Comprehensive income (loss)	$(15,542)	$13,933	$(1,609)	$1,973	$2,012	$3,985
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$(15,570)	$13,933	$(1,637)	$1,968	$2,012	$3,980
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of equity:

	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Retained Earnings
Balance at December 31, 2020	$10,548	$—	$10,548
Cumulative effects of changes in accounting principles, net of income tax	$—	$(3,932)	$(3,932)
Net income (loss)	$3,713	$(3)	$3,710
Balance at December 31, 2021	$10,868	$(3,935)	$6,933
Net income (loss)	$3,243	$2,385	$5,628
Balance at December 31, 2022	$10,572	$(1,550)	$9,022
Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2020	$11,662	$—	$11,662
Cumulative effects of changes in accounting principles, net of income tax	$—	$(12,987)	$(12,987)
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$9,917	$(10,972)	$(1,055)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company Stockholder’s Equity
Balance at December 31, 2020	$34,675	$—	$34,675
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,713	$(3)	$3,710
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,254	$(14,907)	$18,347
Net income (loss)	$3,243	$2,385	$5,628
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,157	$(974)	$13,183
Total Equity
Balance at December 31, 2020	$34,858	$—	$34,858
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,718	$(3)	$3,715
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,428	$(14,907)	$18,521
Change in equity of noncontrolling interests	$10	$—	$10
Net income (loss)	$3,271	$2,385	$5,656
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,369	$(974)	$13,395
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Cash flows from operating activities
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
(Gains) losses on derivatives, net	$1,122	$(187)	$935	$2,480	$232	$2,712
Interest credited to policyholder account balances	$2,344	$(51)	$2,293	$1,988	$116	$2,104
Universal life and investment-type product policy fees	$(1,162)	$(1)	$(1,163)	$(1,070)	$(21)	$(1,091)
Change in premiums, reinsurance and other receivables	$146	$69	$215	$752	$(162)	$590
Change in market risk benefits	$—	$(3,141)	$(3,141)	$—	$(476)	$(476)
Change in deferred policy acquisition costs and value of business acquired, net	$(39)	$147	$108	$194	$84	$278
Change in income tax	$219	$634	$853	$5	$(1)	$4
Change in other assets	$201	$(14)	$187	$(308)	$5	$(303)
Change in insurance-related liabilities and policy-related balances	$(1,958)	$628	$(1,330)	$(957)	$700	$(257)
Change in other liabilities	$(67)	$4	$(63)	$(370)	$(2)	$(372)
Net cash provided by (used in) operating activities	$4,667	$473	$5,140	$3,257	$472	$3,729
Cash flows from financing activities
Policyholder account balances - deposits	$85,294	$(9)	$85,285	$78,129	$—	$78,129
Policyholder account balances - withdrawals	$(80,028)	$(464)	$(80,492)	$(80,378)	$(472)	$(80,850)
Net cash provided by (used in) financing activities	$(8,710)	$(473)	$(9,183)	$(3,758)	$(472)	$(4,230)
Other Adopted Accounting Pronouncements
The table below describes the impacts of the other ASUs adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, the Company adopted, using a prospective approach.
The new guidance has reduced the complexity involved with evaluating and accounting for certain loan modifications. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements, other than expanded disclosures in Note 10.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate, affected by reference rate reform.

Contract modifications to replace reference rates affected by the reform occurred during 2021, 2022 and 2023. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the chief operating decision maker (CODM) and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by reportable segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a reportable segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
Effective for annual periods beginning January 1, 2024 and interim periods beginning January 1, 2025, to be applied on a retrospective basis unless it is impracticable (with early adoption permitted).
The Company is evaluating the impact of the guidance on its annual disclosures to be included in its 2024 consolidated financial statements and interim condensed consolidated financial statements to be issued thereafter.

ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method	The amendments in this update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. In addition, disclosures describing the nature of the investments and related income tax credits and benefits will be required.	January 1, 2024, to be applied on either a modified retrospective or a retrospective basis subject to certain exceptions (with early adoption permitted).
Effective January 1, 2024, the Company will elect to account for its tax equity investments using the proportional amortization method if certain criteria are met. The adoption of the proportional amortization method will be applied on a modified retrospective basis and the Company estimates that the January 1, 2024 transition date impact from adoption will result in a decrease to total equity not to exceed $250 million, net of income tax.

MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits, RIS and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. These changes were applied retrospectively and did not have an impact on prior period total consolidated net income (loss) or adjusted earnings. In addition, the Company continues to report certain of its results of operations in Corporate & Other.
Group Benefits
The Group Benefits segment, based in the U.S., offers a broad range of products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
RIS
The RIS segment, based in the U.S., offers a broad range of life and annuity-based insurance and investment products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the United States. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to intersegment loans bearing interest rates commensurate with related borrowings).
Financial Measures and Segment Accounting Policies
Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company’s GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
The adoption of LDTI impacted the Company’s calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as MRBs. As a result, the Company updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with MRBs, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.
These financial measures focus on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.
Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), MRB remeasurement gains (losses) and goodwill impairments.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment.
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Interest credited to PABs excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income and interest credited to PABs excludes certain amounts related to contractholder-directed equity securities.
•Other revenues include fee revenue on synthetic guaranteed interest contracts (“GICs”) accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
Set forth in the tables below is certain financial information with respect to the Company’s segments, as well as Corporate & Other, for the years ended December 31, 2023, 2022 and 2021 and at December 31, 2023 and 2022. The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards. The adoption of LDTI resulted in changes to the economic capital model. The changes related to this adoption do not represent a change in the composition of the segments and, in accordance with GAAP guidance for segment reporting, the Company will apply the changes to the economic capital model prospectively and did not update the economic capital model for 2022 and 2021.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. With the adoption of LDTI, net investment income was reallocated for certain segments to reflect the impact of the change to certain liability balances, with no impact to consolidated net investment income. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.

Year Ended December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,593	$1,776	$2,346	$3	$24,718	$—	$24,718
Universal life and investment-type product policy fees	878	264	519	3	1,664	—	1,664
Net investment income (1)	1,272	6,508	3,991	224	11,995	(789)	11,206
Other revenues	711	256	197	499	1,663	10	1,673
Net investment gains (losses)	—	—	—	—	—	(1,375)	(1,375)
Net derivative gains (losses)	—	—	—	—	—	(1,537)	(1,537)
Total revenues	23,454	8,804	7,053	729	40,040	(3,691)	36,349
Expenses
Policyholder benefits and claims and policyholder dividends	17,976	4,163	4,462	1	26,602	18	26,620
Policyholder liability remeasurement (gains) losses	(26)	(158)	34	—	(150)	—	(150)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(703)	(703)
Interest credited to policyholder account balances	193	2,492	582	317	3,584	18	3,602
Capitalization of DAC	(18)	(46)	1	(55)	(118)	—	(118)
Amortization of DAC and VOBA	26	31	224	17	298	—	298
Interest expense on debt	2	14	13	103	132	—	132
Other expenses	3,318	559	794	852	5,523	(50)	5,473
Total expenses	21,471	7,055	6,110	1,235	35,871	(717)	35,154
Provision for income tax expense (benefit)	416	365	182	(283)	680	(620)	60
Adjusted earnings	$1,567	$1,384	$761	$(223)	3,489
Adjustments to:
Total revenues					(3,691)
Total expenses					717
Provision for income tax (expense) benefit					620
Net income (loss)					$1,135		$1,135
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

At December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$34,185	$180,625	$133,219	$30,656	$378,685
Separate account assets	$1,159	$47,310	$34,728	$—	$83,197
Separate account liabilities	$1,159	$47,310	$34,728	$—	$83,197
__________________
(1)Net investment income from equity method invested assets represents 0%, 1% and 2% of segment net investment income, and equity method invested assets represent 1%, 3% and 4% of segment total assets for the Group Benefits, RIS and MetLife Holdings segments, respectively.

Year Ended December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,269	$8,425	$2,495	$—	$31,189	$—	$31,189
Universal life and investment-type product policy fees	855	267	695	—	1,817	—	1,817
Net investment income (1)	1,126	5,236	4,393	(45)	10,710	(588)	10,122
Other revenues	653	407	149	485	1,694	—	1,694
Net investment gains (losses)	—	—	—	—	—	(127)	(127)
Net derivative gains (losses)	—	—	—	—	—	752	752
Total revenues	22,903	14,335	7,732	440	45,410	37	45,447
Expenses
Policyholder benefits and claims and policyholder dividends	18,157	10,666	4,757	—	33,580	116	33,696
Policyholder liability remeasurement (gains) losses	7	(85)	67	—	(11)	—	(11)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(3,379)	(3,379)
Interest credited to policyholder account balances	143	1,687	643	67	2,540	(31)	2,509
Capitalization of DAC	(18)	(51)	—	(120)	(189)	—	(189)
Amortization of DAC and VOBA	26	28	237	6	297	—	297
Interest expense on debt	1	8	8	87	104	—	104
Other expenses	3,073	391	801	1,249	5,514	(23)	5,491
Total expenses	21,389	12,644	6,513	1,289	41,835	(3,317)	38,518
Provision for income tax expense (benefit)	318	350	240	(339)	569	704	1,273
Adjusted earnings	$1,196	$1,341	$979	$(510)	3,006
Adjustments to:
Total revenues					37
Total expenses					3,317
Provision for income tax (expense) benefit					(704)
Net income (loss)					$5,656		$5,656

At December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$33,179	$187,479	$133,393	$30,788	$384,839
Separate account assets	$990	$55,020	$33,231	$—	$89,241
Separate account liabilities	$990	$55,020	$33,231	$—	$89,241
__________________
(1)Net investment income from equity method invested assets represents 1%, 5% and 7% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2021	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$19,640	$3,823	$2,725	$—	$26,188	$—	$26,188
Universal life and investment-type product policy fees	829	272	773	—	1,874	—	1,874
Net investment income (1)	1,152	6,097	5,768	48	13,065	(579)	12,486
Other revenues	617	244	243	512	1,616	—	1,616
Net investment gains (losses)	—	—	—	—	—	652	652
Net derivative gains (losses)	—	—	—	—	—	(1,629)	(1,629)
Total revenues	22,238	10,436	9,509	560	42,743	(1,556)	41,187
Expenses
Policyholder benefits and claims and policyholder dividends	18,820	5,813	5,154	—	29,787	29	29,816
Policyholder liability remeasurement (gains) losses	(4)	(11)	15	—	—	—	—
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(758)	(758)
Interest credited to policyholder account balances	127	1,397	666	1	2,191	(6)	2,185
Capitalization of DAC	(19)	(40)	2	(6)	(63)	—	(63)
Amortization of DAC and VOBA	26	29	286	—	341	—	341
Interest expense on debt	1	5	5	85	96	—	96
Other expenses	2,819	447	839	1,230	5,335	(9)	5,326
Total expenses	21,770	7,640	6,967	1,310	37,687	(744)	36,943
Provision for income tax expense (benefit)	100	580	514	(505)	689	(160)	529
Adjusted earnings	$368	$2,216	$2,028	$(245)	4,367
Adjustments to:
Total revenues					(1,556)
Total expenses					744
Provision for income tax (expense) benefit					160
Net income (loss)					$3,715		$3,715
__________________
(1)Net investment income from equity method invested assets represents 5%, 26% and 28% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Life insurance	$14,721	$14,809	$15,396
Accident & health insurance	10,460	10,111	9,493
Annuities	2,412	9,346	4,386
Other	462	434	403
Total	$28,055	$34,700	$29,678
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one RIS customer were $8.1 billion for the year ended December 31, 2022, which represented 23%, of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from one Group Benefits customer were $3.6 billion, $3.8 billion and $3.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively, which represented 13%, 11% and 13% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2023, 2022 or 2021.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The LDTI transition adjustments related to traditional and limited-payment contracts, DPLs, and additional insurance liabilities, as well as the associated ceded recoverables, as described in Note 1, were as follows at the Transition Date:
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	RIS Annuities	MetLife Holdings Long-Term Care	MetLife Holdings Participating Life	Other Long-Duration	Short-Duration and Other	Total
	(In millions)
Balance, future policy benefits, at December 31, 2020	$54,535	$14,281	$45,349	$9,625	$10,131	$133,921
Removal of additional insurance liabilities for separate presentation (1)	(4)	—	—	(2,925)	—	(2,929)
Subtotal - pre-adoption balance, excluding additional liabilities	54,531	14,281	45,349	6,700	10,131	130,992
Removal of related amounts in AOCI	(5,571)	(1,210)	—	(54)	—	(6,835)
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	41	—	—	48	—	89
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	15,011	8,270	—	1,927	—	25,208
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(4,747)	—	—	(47)	—	(4,794)
Removal of remeasured deferred profit liabilities for separate presentation (1)	(2,413)	—	—	(250)	—	(2,663)
Balance, traditional and limited-payment contracts, at January 1, 2021	$56,852	$21,341	$45,349	$8,324	$10,131	$141,997

Balance, deferred profit liabilities at January 1, 2021	$2,413	$—	$—	$250	$—	$2,663

Balance, ceded recoverables on traditional and limited-payment contracts at December 31, 2020	$203	$—		$752		$955
Effect of remeasurement of the ceded recoverable to an upper-medium grade discount rate	135	—		268		403
Adjustments for loss contracts (with net premiums in excess of gross premiums) under the modified retrospective approach	—	—		32		32
Adjustments for the cumulative effect of adoption on ceded recoverables on traditional and limited-payment contract	6	—		20		26
Balance ceded recoverables on traditional and limited-payment contracts at January 1, 2021	$344	$—		$1,072		$1,416
__________________
(1)LDTI requires separate disaggregated rollforwards of the additional insurance liabilities balance and the traditional and limited-payment FPBs. Therefore, the additional insurance liabilities and DPL amounts that are recorded in the FPB financial statement line item are removed to derive the opening balance of traditional and limited-payment contracts at the Transition Date.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	MetLife Holdings Universal and Variable Universal Life	Other Long-Duration	Total
	(In millions)
Additional insurance liabilities at December 31, 2020	$1,478	$1,451	$2,929
Reclassification of carrying amount of contracts and contract features that are market risk benefits	—	(1,447)	(1,447)
Adjustments for the cumulative effect of adoption on additional insurance liabilities	36	—	36
Additional insurance liabilities at January 1, 2021	$1,514	$4	$1,518

Ceded recoverables on additional insurance liabilities at December 31, 2020	$554	$—	$554
Adjustments for the cumulative effect of adoption on ceded recoverables on additional insurance liabilities	9	—	9
Ceded recoverables on additional insurance liabilities at January 1, 2021	$563	$—	$563

Balance, traditional and limited-payment contracts, at January 1, 2021			$141,997
Balance, deferred profit liabilities at January 1, 2021			2,663
Balance, additional insurance liabilities at January 1, 2021			1,518
Total future policy benefits at January 1, 2021			$146,178
The Company’s future policy benefits on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$48,695	$47,990
MetLife Holdings - Long-term care	15,240	13,845
Deferred Profit Liabilities:
RIS - Annuities	3,000	2,699
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	1,841	1,641
MetLife Holdings - Participating life	43,586	44,434
Other long-duration (1)	6,605	6,297
Short-duration and other	10,215	10,008
Total	$129,182	$126,914
__________________
(1) This balance represents liabilities for various smaller product lines across all segments.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for future policy benefits includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for future policy benefits balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
RIS - Annuities
The RIS segment’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(44)	—	—
Adjusted balance	(44)	—	—
Issuances	1,607	8,326	3,370
Net premiums collected	(1,563)	(8,326)	(3,370)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$48,190	$54,172	$55,778

Balance at January 1, at original discount rate	$49,194	$42,453	$40,767
Effect of changes in cash flow assumptions (1)	(193)	(99)	(112)
Effect of actual variances from expected experience (2)	(411)	(136)	(183)
Adjusted balance	48,590	42,218	40,472
Issuances	1,642	8,427	3,419
Interest accrual	2,377	2,182	2,098
Benefit payments	(4,618)	(3,633)	(3,536)
Balance at December 31, at original discount rate	47,991	49,194	42,453
Effect of changes in discount rate assumptions	895	(1,004)	11,719
Balance at December 31, at current discount rate at balance sheet date	48,886	48,190	54,172

Cumulative amount of fair value hedging adjustments	(191)	(200)	727
Net liability for future policy benefits	48,695	47,990	54,899
Less: Reinsurance recoverables	—	—	312
Net liability for future policy benefits, net of reinsurance	$48,695	$47,990	$54,587

Undiscounted - Expected future benefit payments	$93,959	$95,493	$80,524
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$48,886	$48,190	$54,172
Weighted-average duration of the liability	9 years	9 years	12 years
Weighted-average interest accretion (original locked-in) rate	5.0%	4.9%	5.2%
Weighted-average current discount rate at balance sheet date	5.1%	5.5%	2.9%
__________________
(1)    For the years ended December 31, 2023 and 2021, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $136 million and $95 million, respectively. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $113 million.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
(2)    For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $269 million. For the year ended December 31, 2022, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $51 million. For the year ended December 31, 2021, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $188 million.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the RIS segment’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
For each of the years ended December 31, 2023, 2022 and 2021, the net effect of changes in cash flow assumptions was primarily driven by updates in biometric assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance treaty and model refinements. For the years ended December 31, 2022 and 2021, the net effect of actual variances from expected experience was primarily driven by favorable mortality.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2022, the Company incurred a loss at issue of $91 million and recognized a net remeasurement gain of $8 million attributable to cohorts with no DPL or where the DPL was depleted during the year.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings - Long-term Care
The MetLife Holdings segment’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,775	$7,058	$7,142

Balance at January 1, at original discount rate	$5,807	$5,699	$5,516
Effect of changes in cash flow assumptions	(152)	272	270
Effect of actual variances from expected experience	199	120	183
Adjusted balance	5,854	6,091	5,969
Interest accrual	294	298	287
Net premiums collected	(582)	(582)	(557)
Balance at December 31, at original discount rate	5,566	5,807	5,699
Effect of changes in discount rate assumptions	121	(32)	1,359
Balance at December 31, at current discount rate at balance sheet date	$5,687	$5,775	$7,058

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$19,619	$27,627	$28,483

Balance at January 1, at original discount rate	$20,165	$19,406	$18,586
Effect of changes in cash flow assumptions	(190)	301	276
Effect of actual variances from expected experience	223	115	188
Adjusted balance	20,198	19,822	19,050
Interest accrual	1,070	1,043	998
Benefit payments	(774)	(700)	(642)
Balance at December 31, at original discount rate	20,494	20,165	19,406
Effect of changes in discount rate assumptions	433	(546)	8,221
Balance at December 31, at current discount rate at balance sheet date	20,927	19,619	27,627
Other adjustments	—	1	—
Net liability for future policy benefits	$15,240	$13,845	$20,569

Undiscounted:
Expected future gross premiums	$10,603	$11,201	$11,404
Expected future benefit payments	$45,016	$45,872	$45,835
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$7,139	$7,200	$9,049
Expected future benefit payments	$20,927	$19,619	$27,627
Weighted-average duration of the liability	15 years	15 years	18 years
Weighted -average interest accretion (original locked-in) rate	5.4%	5.5%	5.5%
Weighted-average current discount rate at balance sheet date	5.2%	5.6%	3.0%
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB reserve for long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in biometric assumptions associated with an increase in incidence rates. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to inflation, which increased the expected cost of care.
For the year ended December 31, 2021, the net effect of actual variances from expected experience was primarily driven by a model refinement resulting in unfavorable claim utilization expectations, largely offset by higher than expected claim terminations and mortality.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings
The MetLife Holdings segment’s universal life and variable universal life products offer a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,642	$1,623	$1,514
Less: AOCI adjustment	(63)	66	78
Balance, at January 1, before AOCI adjustment	1,705	1,557	1,436
Effect of changes in cash flow assumptions	26	18	—
Effect of actual variances from expected experience	16	31	13
Adjusted balance	1,747	1,606	1,449
Assessments accrual	91	90	100
Interest accrual	90	82	75
Excess benefits paid	(73)	(73)	(67)
Balance, at December 31, before AOCI adjustment	1,855	1,705	1,557
Add: AOCI adjustment	(14)	(63)	66
Balance, at December 31	1,841	1,642	1,623
Less: Reinsurance recoverables	1,841	627	605
Balance, at December 31, net of reinsurance	$—	$1,015	$1,018

Weighted-average duration of the liability	17 years	18 years	18 years
Weighted-average interest accretion rate	5.2%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations and comprehensive income (loss) for long-duration contracts, excluding MetLife Holdings’ participating life contracts, were as follows:

	Years Ended December 31,
	2023		2022		2021
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$1,584	$2,377	$8,353	$2,182	$3,383	$2,098
MetLife Holdings - Long-term care	731	776	734	745	736	711
Deferred Profit Liabilities:
RIS - Annuities	N/A	144	N/A	136	N/A	132
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	452	90	470	82	535	75
Other long-duration	887	304	821	301	1,131	304
Total	$3,654	$3,691	$10,378	$3,446	$5,785	$3,320
__________________
(1) Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2) Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% and 3% of the Company’s life insurance in-force at December 31, 2023 and 2022, respectively. Participating policies represented 11%, 13% and 14% of gross traditional life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2023. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2023 is presented as supplementary information.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Benefits
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$6,986	$6,919	$6,913	$6,910	$6,914	$6,919	$6,920	$6,918	$6,920	$6,921	$1	216,354
2015		7,040	7,015	7,014	7,021	7,024	7,025	7,026	7,026	7,028	1	219,102
2016			7,125	7,085	7,095	7,104	7,105	7,104	7,107	7,109	2	221,155
2017				7,432	7,418	7,425	7,427	7,428	7,428	7,432	2	264,341
2018					7,757	7,655	7,646	7,650	7,651	7,652	2	252,744
2019						7,935	7,900	7,907	7,917	7,914	4	254,564
2020							8,913	9,367	9,389	9,384	11	299,634
2021								10,555	10,795	10,777	23	332,964
2022									9,640	9,653	44	331,022
2023										9,584	1,198	263,329
Total										83,454
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(80,287)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										20
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,187

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$5,428	$6,809	$6,858	$6,869	$6,902	$6,912	$6,915	$6,916	$6,917	$6,919
2015		5,524	6,913	6,958	6,974	7,008	7,018	7,022	7,024	7,027
2016			5,582	6,980	7,034	7,053	7,086	7,096	7,100	7,106
2017				5,761	7,292	7,355	7,374	7,400	7,414	7,427
2018					6,008	7,521	7,578	7,595	7,629	7,646
2019						6,178	7,756	7,820	7,853	7,898
2020							6,862	9,103	9,242	9,296
2021								8,008	10,476	10,640
2022									7,101	9,399
2023										6,929
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$80,287
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	76.3%	21.1%	0.9%	0.3%	0.5%	0.2%	0.1%	—%	—%	—%
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Long-Term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$1,076	$1,077	$1,079	$1,101	$1,109	$1,098	$1,097	$1,081	$1,078	$1,071	$—	22,854
2015		1,082	1,105	1,093	1,100	1,087	1,081	1,067	1,086	1,078	—	21,218
2016			1,131	1,139	1,159	1,162	1,139	1,124	1,123	1,086	—	17,974
2017				1,244	1,202	1,203	1,195	1,165	1,181	1,101	—	16,329
2018					1,240	1,175	1,163	1,147	1,170	1,102	—	15,215
2019						1,277	1,212	1,169	1,177	1,103	—	15,408
2020							1,253	1,223	1,155	1,100	—	15,773
2021								1,552	1,608	1,477	9	19,557
2022									1,641	1,732	46	18,006
2023										1,725	793	10,994
Total										12,575
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,295)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										1,477
Total unpaid claims and claim adjustment expenses, net of reinsurance										$7,757

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$51	$266	$428	$526	$609	$677	$732	$778	$818	$850
2015		50	264	427	524	601	665	718	764	801
2016			49	267	433	548	628	696	750	769
2017				56	290	476	579	655	719	718
2018					54	314	497	594	666	663
2019						57	342	522	620	621
2020							59	355	535	560
2021								95	505	620
2022									76	609
2023										84
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,295
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-Term Disability	5.0%	24.0%	14.9%	8.3%	6.0%	4.8%	3.7%	3.4%	3.6%	3.0%
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
Group Life - Term and Group Long-Term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2023 compared to the 2022 incurral year due to the decline in COVID-19 related death claims. For Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2023 compared to 2022 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.7 billion and $6.5 billion at December 31, 2023 and 2022, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.3 billion and $1.2 billion at December 31, 2023 and 2022, respectively. The amount of interest accretion recognized was $516 million, $461 million and $518 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2023
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Benefits:
Group Life - Term	$3,187
Group Long-Term Disability	7,757
Total		$10,944
Other insurance lines - all segments combined		894
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		11,838

Reinsurance recoverables on unpaid claims:
Group Benefits:
Group Life - Term	8
Group Long-Term Disability	272
Total		280
Other insurance lines - all segments combined		31
Total reinsurance recoverable on unpaid claims		311
Total unpaid claims and allocated claims adjustment expense		12,149
Discounting		(1,325)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,824
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		785
Total liability for unpaid claims and claim adjustment expense (included in future policy benefits and other policy-related balances)		$11,609

MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$11,300	$10,820	$9,791
Less: Reinsurance recoverables	1,633	1,857	1,209
Net balance at January 1,	9,667	8,963	8,582
Incurred related to:
Current year	19,983	19,997	19,876
Prior years (1)	14	359	567
Total incurred	19,997	20,356	20,443
Paid related to:
Current year	(14,484)	(14,439)	(15,331)
Prior years	(5,311)	(5,213)	(4,731)
Total paid	(19,795)	(19,652)	(20,062)
Net balance at December 31,	9,869	9,667	8,963
Add: Reinsurance recoverables	1,740	1,633	1,857
Balance at December 31,	$11,609	$11,300	$10,820
______________
(1)For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year. For the years ended December 31, 2022 and 2021, incurred claims and claim adjustment expenses include expenses associated with prior years but reported in 2022 and 2021 which contain impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The LDTI transition adjustments related to PABs, as described in Note 1, were as follows at the Transition Date:

	Group Benefits Group Life	RIS Capital Markets Investment Products and Stable Value GICs	RIS Annuities and Risk Solutions	MetLife Holdings Annuities	Other	Total
	(In millions)
Balance at December 31, 2020	$7,585	$60,641	$5,316	$15,012	$8,081	$96,635
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	(1)	(494)	—	(495)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	—	—	4,747	—	47	4,794
Balance at January 1, 2021	$7,585	$60,641	$10,062	$14,518	$8,128	$100,934
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Group Benefits - Group Life	$7,605	$7,954
RIS:
Capital Markets Investment Products and Stable Value GICs	58,554	58,508
Annuities and Risk Solutions	10,650	10,244
MetLife Holdings - Annuities	10,888	12,598
Other	16,197	14,103
Total	$103,894	$103,407
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
Group Benefits
Group Life
The Group Benefits segment’s group life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$7,954	$7,889	$7,585
Deposits	3,227	3,227	3,444
Policy charges	(635)	(612)	(589)
Surrenders and withdrawals	(3,121)	(2,680)	(2,667)
Benefit payments	(12)	(10)	(9)
Net transfers from (to) separate accounts	—	(2)	(1)
Interest credited	192	142	126
Balance at December 31,	$7,605	$7,954	$7,889

Weighted-average annual crediting rate	2.5%	1.8%	1.6%

At period end:
Cash surrender value	$7,543	$7,900	$7,837
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$250,033	$244,638	$238,062
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The Group Benefits segment’s group life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$899	$4,471	$236	$5,606
Equal to or greater than 2% but less than 4%	1,303	52	21	—	1,376
Equal to or greater than 4%	803	1	11	30	845
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	127
Total	$2,106	$952	$4,503	$266	$7,954

December 31, 2021
Equal to or greater than 0% but less than 2%	$5,228	$132	$—	$131	$5,491
Equal to or greater than 2% but less than 4%	1,374	50	23	—	1,447
Equal to or greater than 4%	793	—	—	29	822
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	129
Total	$7,395	$182	$23	$160	$7,889
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
RIS
Capital Markets Investment Products and Stable Value GICs
The RIS segment’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $13.0 billion and $13.5 billion at December 31, 2023 and 2022, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $15.9 billion at both December 31, 2023 and 2022. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2023 and 2022. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion and $2.1 billion at December 31, 2023 and 2022, respectively.
Information regarding the RIS segment’s capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$58,508	$58,495	$60,641
Deposits	62,605	74,689	72,504
Surrenders and withdrawals	(65,444)	(75,129)	(75,079)
Interest credited	1,907	1,190	885
Effect of foreign currency translation and other, net	978	(737)	(456)
Balance at December 31,	$58,554	$58,508	$58,495

Weighted-average annual crediting rate	3.3%	2.1%	1.5%
Cash surrender value at period end	$1,583	$1,706	$1,571
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$1	$3,053	$3,054
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,454
Total	$—	$—	$1	$3,053	$58,508

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$632	$3,542	$10	$4,184
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	54,311
Total	$—	$632	$3,542	$10	$58,495
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The RIS segment’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$10,244	$10,009	$10,062
Deposits	850	912	754
Policy charges	(160)	(135)	(108)
Surrenders and withdrawals	(215)	(176)	(444)
Benefit payments	(547)	(555)	(570)
Net transfers from (to) separate accounts	53	(1)	10
Interest credited	427	396	388
Other	(2)	(206)	(83)
Balance at December 31,	$10,650	$10,244	$10,009

Weighted-average annual crediting rate	4.2%	4.0%	4.0%

At period end:
Cash surrender value	$6,798	$6,365	$5,637
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1)	$33,148	$33,908	$32,158
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s annuities and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$64	$1,201	$1,265
Equal to or greater than 2% but less than 4%	301	39	40	375	755
Equal to or greater than 4%	3,657	122	1	4	3,784
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,440
Total	$3,958	$161	$105	$1,580	$10,244

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$114	$490	$604
Equal to or greater than 2% but less than 4%	258	36	41	469	804
Equal to or greater than 4%	3,650	126	1	5	3,782
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,819
Total	$3,908	$162	$156	$964	$10,009
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
MetLife Holdings
Annuities
The MetLife Holdings segment’s annuity PABs primarily includes fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$12,598	$13,692	$14,518
Deposits	172	229	274
Policy charges	(12)	(13)	(13)
Surrenders and withdrawals	(1,916)	(1,453)	(1,341)
Benefit payments	(408)	(406)	(404)
Net transfers from (to) separate accounts	72	198	237
Interest credited	359	375	394
Other	23	(24)	27
Balance at December 31,	$10,888	$12,598	$13,692

Weighted-average annual crediting rate	3.1%	2.9%	2.9%

At period end:
Cash surrender value	$10,181	$11,688	$12,554
Net amount at risk, excluding offsets from ceded reinsurance (1):
In the event of death (2)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (3)	$646	$917	$538
__________________
(1)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “MetLife Holdings – Annuities” in Note 5.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The MetLife Holdings segment’s annuities account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888

December 31, 2022
Equal to or greater than 0% but less than 2%	$934	$4	$8	$16	$962
Equal to or greater than 2% but less than 4%	9,381	892	186	12	10,471
Equal to or greater than 4%	593	43	—	—	636
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	529
Total	$10,908	$939	$194	$28	$12,598

December 31, 2021
Equal to or greater than 0% but less than 2%	$1,066	$7	$14	$11	$1,098
Equal to or greater than 2% but less than 4%	10,671	299	192	1	11,163
Equal to or greater than 4%	623	40	—	—	663
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	768
Total	$12,360	$346	$206	$12	$13,692
5. Market Risk Benefits
The Company establishes liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The LDTI transition adjustments related to MRB liabilities, as described in Note 1, were as follows at the Transition Date:

	MetLife Holdings Annuities	Other	Total
	(In millions)
Direct and assumed MRB liabilities at December 31, 2020	$—	$—	$—
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	1,882	1	1,883
Adjustments for the cumulative effect of changes in nonperformance risk between contract issue date and Transition Date	(9)	(17)	(26)
Adjustments for the difference between the fair value of the MRB balance, excluding the cumulative effect of changes in nonperformance risk, and the historical carrying value	4,728	204	4,932
Direct and assumed MRB liabilities at January 1, 2021	$6,601	$188	$6,789
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2023			2022
	Asset	Liability	Net	Asset	Liability	Net
	(In millions)
MetLife Holdings - Annuities	$156	$2,858	$2,702	$153	$3,224	$3,071
Other	21	20	(1)	21	46	25
Total	$177	$2,878	$2,701	$174	$3,270	$3,096
Rollforwards
The following information about the direct liability for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MetLife Holdings - Annuities
The MetLife Holdings segment’s variable annuity products offer contract features where the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantees contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding MetLife Holdings annuity products was as follows:
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$3,071	$5,715	$6,601

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$3,164	$6,017	$6,610
Attributed fees collected	315	316	320
Benefit payments	(57)	(42)	(41)
Effect of changes in interest rates	(156)	(3,584)	(524)
Effect of changes in capital markets	(734)	896	(934)
Effect of changes in equity index volatility	(120)	41	20
Actual policyholder behavior different from expected behavior	115	3	(46)
Effect of changes in future expected policyholder behavior and other assumptions (1)	9	(317)	557
Effect of foreign currency translation and other, net (2)	219	72	399
Effect of changes in risk margin	(14)	(238)	(344)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2,741	3,164	6,017
Cumulative effect of changes in the instrument-specific credit risk	(39)	(93)	(302)
Balance at December 31,	$2,702	$3,071	$5,715

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (5)	$646	$917	$538
Weighted-average attained age of contractholders:
In the event of death (4)	70 years	69 years	70 years
At annuitization or exercise of other living benefits (5)	70 years	69 years	67 years
__________________
(1)    For the year ended December 31, 2022, the effect of changes in future expected policyholder behavior and other assumptions was primarily driven by changes in policyholder behavior assumptions relating to projected annuitizations for variable annuities.
(2)    Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)    Includes amounts for certain variable annuities guarantees recorded as MRBs on contracts also recorded as PABs which are disclosed in “MetLife Holdings – Annuities” in Note 4.
(4)    For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(5)    For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.

MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$25	$286	$188

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$34	$322	$205
Attributed fees collected	2	2	2
Effect of changes in interest rates	(9)	(156)	(63)
Effect of changes in capital markets	—	(2)	(5)
Actual policyholder behavior different from expected behavior	(26)	(5)	(4)
Effect of changes in future expected policyholder behavior and other assumptions	1	(2)	63
Effect of foreign currency translation and other, net	—	(125)	124
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2	34	322
Cumulative effect of changes in the instrument-specific credit risk	(3)	(9)	(36)
Balance at December 31,	$(1)	$25	$286
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $54.7 billion and $52.4 billion at December 31, 2023 and 2022, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $28.5 billion and $36.8 billion at December 31, 2023 and 2022, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.6% and 2.5% at December 31, 2023 and 2022, respectively.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
RIS:
Stable Value and Risk Solutions	$35,562	$43,249
Annuities	11,659	11,694
MetLife Holdings - Annuities	29,162	28,443
Other	6,814	5,855
Total	$83,197	$89,241
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The separate account liabilities are primarily comprised of the following: RIS stable value and risk solutions contracts, RIS annuities participating and non-participating group contracts and MetLife Holdings variable annuities.
The balances of and changes in separate account liabilities were as follows:

	RIS Stable Value and Risk Solutions	RIS Annuities	MetLife Holdings Annuities
	(In millions)
Balance, January 1, 2021	$58,704	$21,895	$40,755
Premiums and deposits	3,411	944	298
Policy charges	(263)	(35)	(788)
Surrenders and withdrawals	(8,170)	(2,457)	(4,454)
Benefit payments	(137)	—	(500)
Investment performance	400	1,189	5,023
Net transfers from (to) general account	(41)	30	(237)
Other	487	(274)	(1)
Balance, December 31, 2021	$54,391	$21,292	$40,096
Premiums and deposits	4,329	1,233	266
Policy charges	(263)	(25)	(665)
Surrenders and withdrawals	(5,882)	(7,481)	(2,906)
Benefit payments	(108)	—	(431)
Investment performance	(4,492)	(2,823)	(7,722)
Net transfers from (to) general account	57	(56)	(199)
Other (1)	(4,783)	(446)	4
Balance, December 31, 2022	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162

Cash surrender value at December 31, 2021 (2)	$44,774	N/A	$39,855
Cash surrender value at December 31, 2022 (2)	$38,420	N/A	$28,292
Cash surrender value at December 31, 2023 (2)	$30,841	N/A	29,016
_____________
(1)    Other for RIS stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(2)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31, 2023
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$509	$—	$509
U.S. government and agency	—	9,603	—	9,603
Public utilities	—	1,066	—	1,066
Municipals	—	346	—	346
Corporate bonds:
Materials	—	143	—	143
Communications	—	883	—	883
Consumer	—	1,843	—	1,843
Energy	—	906	—	906
Financial	—	2,670	—	2,670
Industrial and other	—	757	—	757
Technology	—	541	—	541
Foreign	—	1,889	—	1,889
Total corporate bonds	—	9,632	—	9,632
Total bonds	—	21,156	—	21,156
Mortgage-backed securities	—	9,515	—	9,515
Asset-backed securities and collateralized loan obligations	—	2,341	—	2,341
Redeemable preferred stock	—	9	—	9
Total fixed maturity securities	—	33,021	—	33,021
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,338	—	2,338
Banks, trust and insurance companies	—	716	—	716
Public utilities	—	65	—	65
Non-redeemable preferred stock	—	—	—	—
Mutual funds	1,159	3,672	34,728	39,559
Total equity securities	1,159	6,791	34,728	42,678
Other invested assets	—	1,425	—	1,425
Total investments	1,159	41,237	34,728	77,124
Other assets	—	6,073	—	6,073
Total	$1,159	$47,310	$34,728	$83,197
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)

	December 31, 2022
	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$588	$—	$588
U.S. government and agency	—	11,189	—	11,189
Public utilities	—	1,174	—	1,174
Municipals	—	475	—	475
Corporate bonds:
Materials	—	242	—	242
Communications	—	1,174	—	1,174
Consumer	—	2,365	—	2,365
Energy	—	861	—	861
Financial	—	3,495	—	3,495
Industrial and other	—	876	—	876
Technology	—	711	—	711
Foreign	—	2,451	—	2,451
Total corporate bonds	—	12,175	—	12,175
Total bonds	—	25,601	—	25,601
Mortgage-backed securities	—	12,202	—	12,202
Asset-backed securities and collateralized loan obligations	—	2,763	—	2,763
Redeemable preferred stock	—	4	—	4
Total fixed maturity securities	—	40,570	—	40,570
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,853	—	2,853
Banks, trust and insurance companies	—	586	—	586
Public utilities	—	94	—	94
Non-redeemable preferred stock	—	2	—	2
Mutual funds	988	3,367	33,231	37,586
Total equity securities	988	6,902	33,231	41,121
Other invested assets	2	1,634	—	1,636
Total investments	990	49,106	33,231	83,327
Other assets	—	5,914	—	5,914
Total	$990	$55,020	$33,231	$89,241
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
The transition adjustments related to DAC, VOBA, and UREV, as described in Note 1, were as follows at the Transition Date:

	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
DAC:
Balance at December 31, 2020	$278	$100	$2,248	$2,626
Removal of related amounts in AOCI	—	—	1,480	1,480
Other adjustments upon adoption of the LDTI standard	—	—	12	12
Balance at January 1, 2021	$278	$100	$3,740	$4,118

VOBA:
Balance at December 31, 2020	$—	$20	$3	$23
Removal of related amounts in AOCI	—	—	2	2
Balance at January 1, 2021	$—	$20	$5	$25

UREV:
Balance at December 31, 2020	$—	$22	$157	$179
Removal of related amounts in AOCI	—	—	—	—
Balance at January 1, 2021	$—	$22	$157	$179
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
DAC and VOBA
Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	Group Benefits (1)	RIS (1)	MetLife Holdings (2)	Corporate & Other	Total
	(In millions)
DAC:
Balance at January 1, 2021	$278	$100	$3,740	$—	$4,118
Capitalizations	19	40	(2)	6	63
Amortization	(25)	(28)	(281)	—	(334)
Balance at December 31, 2021	272	112	3,457	6	3,847
Capitalizations	18	51	—	120	189
Amortization	(26)	(26)	(237)	(6)	(295)
Balance at December 31, 2022	264	137	3,220	120	3,741
Capitalizations	18	46	(1)	55	118
Amortization	(27)	(28)	(224)	(17)	(296)
Other (3)	—	—	(272)	—	(272)
Balance at December 31, 2023	$255	$155	$2,723	$158	$3,291

Total DAC and VOBA:
Balance at December 31, 2021					$3,865
Balance at December 31, 2022					$3,757
Balance at December 31, 2023					$3,305
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
(2)Includes DAC balances primarily related to whole life, variable annuities, disability income, term life, long-term care, and universal life products.
(3)MetLife Holdings segment includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for RIS annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
VODA and VOCRA:
Balance at January 1,	$99	$116	$135
Amortization	(15)	(17)	(19)
Balance at December 31,	$84	$99	$116
Accumulated amortization	$373	$358	$341
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products by segment included in other policy-related balances was as follows:

	RIS (1)	MetLife Holdings	Total
	(In millions)
Balance at January 1, 2021	$22	$157	$179
Deferrals	3	49	52
Amortization	(4)	(11)	(15)
Balance at December 31, 2021	21	195	216
Deferrals	1	45	46
Amortization	(4)	(13)	(17)
Balance at December 31, 2022	18	227	245
Deferrals	2	33	35
Amortization	(4)	(14)	(18)
Other (2)	—	(241)	(241)
Balance at December 31, 2023	$16	$5	$21
__________________
(1)     See Note 2 for information on the reorganization of the Company’s segments.
(2)MetLife Holdings segment includes activity for total UREV ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
Group Benefits
For its Group Benefits segment, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures an 80% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The majority of the Company’s other reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
RIS
The Company’s RIS segment has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its Group Benefits segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. For its other segments, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2023 and 2022, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
At December 31, 2023, the Company had $9.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.9 billion, or 93%, were with the Company’s five largest unaffiliated ceded reinsurers, including $925 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $2.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.6 billion, or 80%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.1 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$25,027	$31,265	$23,005
Reinsurance assumed	847	872	4,121
Reinsurance ceded	(1,156)	(948)	(938)
Net premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,019	$2,079	$2,173
Reinsurance assumed	(17)	30	(16)
Reinsurance ceded	(338)	(292)	(283)
Net universal life and investment-type product policy fees	$1,664	$1,817	$1,874
Other revenues
Direct other revenues	$1,025	$1,025	$1,066
Reinsurance assumed	125	54	13
Reinsurance ceded	523	615	537
Net other revenues	$1,673	$1,694	$1,616
Policyholder benefits and claims
Direct policyholder benefits and claims	$26,768	$33,433	$26,322
Reinsurance assumed	708	856	3,962
Reinsurance ceded	(1,326)	(1,156)	(1,200)
Net policyholder benefits and claims	$26,150	$33,133	$29,084
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(87)	$43	$(19)
Reinsurance assumed	(48)	(39)	31
Reinsurance ceded	(15)	(15)	(12)
Net policyholder liability remeasurement (gains) losses	$(150)	$(11)	$—
Market risk benefits remeasurement (gains) losses
Direct market risk benefits remeasurement (gains) losses	$(701)	$(3,389)	$(758)
Reinsurance assumed	(2)	10	—
Reinsurance ceded	—	—	—
Net market risk benefits remeasurement (gains) losses	$(703)	$(3,379)	$(758)
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$3,276	$2,418	$2,157
Reinsurance assumed	354	109	43
Reinsurance ceded	(28)	(18)	(15)
Net interest credited to policyholder account balances	$3,602	$2,509	$2,185
Other expenses
Direct other expenses	$5,365	$5,026	$4,551
Reinsurance assumed	280	97	162
Reinsurance ceded	140	580	987
Net other expenses	$5,785	$5,703	$5,700
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,287	$736	$24,213	$28,236	$2,952	$1,302	$16,537	$20,791
Market risk benefits	170	7	—	177	167	7	—	174
Deferred policy acquisition costs and value of business acquired	3,628	158	(481)	3,305	3,860	120	(223)	3,757
Total assets	$7,085	$901	$23,732	$31,718	$6,979	$1,429	$16,314	$24,722
Liabilities
Future policy benefits	$125,885	$3,297	$—	$129,182	$123,335	$3,579	$—	$126,914
Policyholder account balances	94,825	9,069	—	103,894	97,162	6,245	—	103,407
Market risk benefits	2,863	15	—	2,878	3,255	15	—	3,270
Other policy-related balances	8,186	384	(281)	8,289	7,596	358	(23)	7,931
Other liabilities	7,800	2,112	13,807	23,719	8,718	2,160	13,617	24,495
Total liabilities	$239,559	$14,877	$13,526	$267,962	$240,066	$12,357	$13,594	$266,017
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on reinsurance of $14.3 billion and $11.6 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on reinsurance of $1.5 billion and $1.7 billion at December 31, 2023 and 2022, respectively.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities, which are reported in the MetLife Holdings segment. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $7.5 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $7.2 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $1.7 billion pre-tax ceding commission, ii) retained $4.5 billion separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $240 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Reinsurance assumed	$(19)	$7	$3,237
Reinsurance ceded	(372)	(139)	(114)
Net premiums	$(391)	$(132)	$3,123
Universal life and investment-type product policy fees
Reinsurance assumed	$4	$—	$1
Reinsurance ceded	(6)	(4)	(9)
Net universal life and investment-type product policy fees	$(2)	$(4)	$(8)
Other revenues
Reinsurance assumed	$91	$78	$(11)
Reinsurance ceded	471	472	505
Net other revenues	$562	$550	$494
Policyholder benefits and claims
Reinsurance assumed	$(121)	$52	$3,141
Reinsurance ceded	(310)	(142)	(146)
Net policyholder benefits and claims	$(431)	$(90)	$2,995
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$(40)	$(47)	$10
Reinsurance ceded	(11)	(9)	(2)
Net policyholder liability remeasurement (gains) losses	$(51)	$(56)	$8
Interest credited to policyholder account balances
Reinsurance assumed	$344	$97	$31
Reinsurance ceded	(11)	(12)	(12)
Net interest credited to policyholder account balances	$333	$85	$19
Other expenses
Reinsurance assumed	$239	$36	$89
Reinsurance ceded	220	651	1,065
Net other expenses	$459	$687	$1,154
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2023		2022
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$164	$11,302	$723	$11,303
Deferred policy acquisition costs and value of business acquired	158	(160)	120	(164)
Total assets	$322	$11,142	$843	$11,139
Liabilities
Future policy benefits	$2,236	$—	$2,484	$—
Policyholder account balances	9,040	—	6,216	—
Other policy-related balances	65	(35)	61	(23)
Other liabilities	957	10,267	910	10,380
Total liabilities	$12,298	$10,232	$9,671	$10,357
Effective April 1, 2021, the Company, through its wholly-owned subsidiary, Missouri Reinsurance, Inc. (“MoRe”), entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily in future policy benefits of $2.2 billion and $2.4 billion and other invested assets of $2.8 billion and $3.0 billion at December 31, 2023 and 2022, respectively. Also, the Company recorded policyholder benefits and claims of ($130) million, $50 million and $3.1 billion and other expenses of $194 million, $24 million and $89 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this reinsurance agreement are included within other liabilities and were ($39) million and ($28) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with these embedded derivatives were $11 million, $59 million and $15 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($265) million and ($423) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with the embedded derivative were ($158) million, $1.5 billion and $341 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $822 million and $757 million of unsecured affiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $9.6 billion and $9.7 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on affiliated reinsurance of $764 million and $874 million at December 31, 2023 and 2022, respectively.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2023	2022
	(In millions)
Closed Block Liabilities
Future policy benefits	$36,142	$37,222
Other policy-related balances	319	273
Policyholder dividends payable	174	181
Other liabilities	668	455
Total closed block liabilities	37,303	38,131
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	19,939	19,648
Mortgage loans	6,151	6,564
Policy loans	3,960	4,084
Real estate and real estate joint ventures	668	635
Other invested assets	506	705
Total investments	31,224	31,636
Cash and cash equivalents	717	437
Accrued investment income	383	375
Premiums, reinsurance and other receivables	54	52
Current income tax recoverable	3	88
Deferred income tax asset	312	423
Total assets designated to the closed block	32,693	33,011
Excess of closed block liabilities over assets designated to the closed block	4,610	5,120
AOCI:
Unrealized investment gains (losses), net of income tax	(820)	(1,357)
Unrealized gains (losses) on derivatives, net of income tax	130	262
Total amounts included in AOCI	(690)	(1,095)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,920	$4,025
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$—	$1,682	$2,969
Change in unrealized investment and derivative gains (losses)	—	(1,682)	(1,287)
Balance at December 31,	$—	$—	$1,682
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Revenues
Premiums	$922	$1,104	$1,298
Net investment income	1,362	1,382	1,541
Net investment gains (losses)	7	(51)	(36)
Net derivative gains (losses)	—	33	18
Total revenues	2,291	2,468	2,821
Expenses
Policyholder benefits and claims	1,706	1,890	2,150
Policyholder dividends	366	458	626
Other expenses	86	90	96
Total expenses	2,158	2,438	2,872
Revenues, net of expenses before provision for income tax expense (benefit)	133	30	(51)
Provision for income tax expense (benefit)	28	6	(11)
Revenues, net of expenses and provision for income tax expense (benefit)	$105	$24	$(40)
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2023					2022
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$52,479	$(62)	$1,126	$3,050	$50,493	$55,280	$(28)	$649	$4,811	$51,090
Foreign corporate	27,520	(2)	536	2,839	25,215	28,328	(3)	206	4,538	23,993
U.S. government and agency	23,100	—	243	2,283	21,060	24,409	—	333	2,384	22,358
RMBS	20,700	(1)	228	1,979	18,948	21,539	—	177	2,383	19,333
ABS & CLO	12,049	(6)	30	432	11,641	12,639	—	9	812	11,836
Municipals	6,429	—	318	428	6,319	7,880	—	256	672	7,464
CMBS	6,387	(11)	28	570	5,834	6,691	(15)	7	640	6,043
Foreign government	3,416	(50)	156	227	3,295	3,711	(68)	140	324	3,459
Total fixed maturity securities AFS	$152,080	$(132)	$2,665	$11,808	$142,805	$160,477	$(114)	$1,777	$16,564	$145,576
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$4,011	$24,416	$27,330	$57,073	$39,118	$151,948
Estimated fair value	$3,949	$23,787	$26,459	$52,187	$36,423	$142,805
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$3,537	$95	$25,752	$2,924	$34,358	$3,953	$3,383	$856
Foreign corporate	714	64	16,982	2,775	16,834	3,350	3,977	1,188
U.S. government and agency	4,322	228	9,980	2,055	13,489	1,895	2,756	489
RMBS	1,470	37	12,813	1,941	11,622	1,280	4,585	1,103
ABS & CLO	937	20	8,250	410	7,725	499	3,009	313
Municipals	262	10	2,102	418	3,526	616	133	56
CMBS	587	23	4,096	542	4,376	426	1,254	213
Foreign government	431	12	1,452	212	1,803	209	306	115
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Investment grade	$11,499	$453	$77,325	$10,849	$88,059	$11,710	$17,470	$3,897
Below investment grade	761	36	4,102	428	5,674	518	1,933	436
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Total number of securities in an unrealized loss position	1,679		8,441		10,688		2,110
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $4.8 billion for the year ended December 31, 2023 to $11.8 billion primarily due to interest rate volatility, narrowing credit spreads, impairments in connection with a reinsurance transaction and, to a lesser extent, the strengthening of foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2023 relate to investment grade securities. These unrealized losses are principally due to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2023, $428 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the transportation, consumer and communications sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
At December 31, 2023, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2023.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2023	(In millions)
Balance at January 1,	$28	$3	$68	$—	$—	$15	$114
ACL not previously recorded	31	—	—	2	6	1	40
Changes for securities with previously recorded ACL	7	(1)	(2)	(1)	—	5	8
Securities sold or exchanged	(4)	—	(16)	—	—	(10)	(30)
Write-offs	—	—	—	—	—	—	—
Balance at December 31,	$62	$2	$50	$1	$6	$11	$132

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2022	(In millions)
Balance at January 1,	$30	$10	$—	$—	$—	$13	$53
ACL not previously recorded	13	12	103	—	—	2	130
Changes for securities with previously recorded ACL	17	3	(15)	—	—	—	5
Securities sold or exchanged	(10)	(22)	(20)	—	—	—	(52)
Write-offs	(22)	—	—	—	—	—	(22)
Balance at December 31,	$28	$3	$68	$—	$—	$15	$114
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$37,129	59.3%	$37,196	59.4%
Agricultural	15,831	25.3	15,869	25.4
Residential	10,133	16.2	9,953	15.9
Total amortized cost	63,093	100.8	63,018	100.7
Allowance for credit loss	(509)	(0.8)	(448)	(0.7)
Total mortgage loans	$62,584	100.0%	$62,570	100.0%
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($720) million and ($717) million at December 31, 2023 and 2022, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2023 was $196 million, $166 million and $79 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $171 million, $147 million and $70 million, respectively.
Purchases of mortgage loans from unaffiliated parties, consisting primarily of residential mortgage loans, were $1.1 billion, $2.3 billion and $1.4 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the year ended December 31, 2023, the Company disposed of commercial mortgage loans with an amortized cost of $141 million in connection with a reinsurance transaction. The disposition resulted in a loss of $31 million for the year ended December 31, 2023.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2023, 2022 and 2021 was $22 million, $167 million and $277 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $536 million, $576 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2023, 2022 and 2021 was $2.1 billion, $4.8 billion and $4.7 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $2.5 billion, $2.6 billion and $1.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. As of December 31, 2023, the Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $13.1 billion.
During the years ended December 31, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $14 million and $306 million, respectively, to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the years ended December 31, 2023 and 2022, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $35 million and $285 million, respectively. During the year ended December 31, 2023, no gains or losses were recognized on foreclosures or deed-in-lieu of foreclosures within joint ventures as the estimated fair value of the real estate collateralizing the foreclosures or deed-in-lieu of foreclosures approximated amortized cost. The real estate collateralizing the 2022 foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. Therefore, during the year ended December 31, 2022, the Company recognized its pro rata share of $19 million within net investment gains (losses) upon consummation of the foreclosures or deed-in-lieu of foreclosures. See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2023				2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$174	$105	$169	$448	$260	$79	$197	$536	$199	$97	$221	$517
Provision (release)	50	83	(22)	111	(3)	47	(20)	24	61	6	(25)	42
Initial credit losses on PCD loans (1)	—	—	—	—	—	—	—	—	—	—	3	3
Charge-offs, net of recoveries	(14)	(36)	—	(50)	(83)	(21)	(8)	(112)	—	(24)	(2)	(26)
Balance at December 31,	$210	$152	$147	$509	$174	$105	$169	$448	$260	$79	$197	$536
__________________
(1)Represents the initial credit losses on purchased mortgage loans accounted for as PCD.
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted are considered in determining any ACL recorded. Mortgage loans are summarized as follows at:

	December 31, 2023
	Maturity Extension	Weighted Average Life Increase	% of Total BV
	Amortized Cost	Affected Loans (in Years)
	(Dollars in millions)
Commercial	$419	Less than one year	1.0%
For the year ended December 31, 2023, the Company did not have a significant amount of mortgage loans that were modified to borrowers experiencing financial difficulty that are not considered current.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,609	$1,228	$1,795	$989	$1,980	$8,873	$2,698	$19,172	51.7%
65% to 75%	226	3,030	1,416	937	1,024	3,549	—	10,182	27.4
76% to 80%	—	359	227	111	843	996	—	2,536	6.8
Greater than 80%	31	587	723	611	659	2,628	—	5,239	14.1
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
DSCR:
> 1.20x	$1,309	$4,221	$3,777	$2,375	$3,963	$13,609	$2,698	$31,952	86.1%
1.00x - 1.20x	459	393	368	—	331	1,427	—	2,978	8.0
<1.00x	98	590	16	273	212	1,010	—	2,199	5.9
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$772	$1,985	$1,474	$1,977	$1,512	$5,596	$1,293	$14,609	92.3%
65% to 75%	22	82	201	126	24	489	118	1,062	6.7
76% to 80%	—	—	—	—	—	—	—	—	—
Greater than 80%	5	—	—	5	133	12	5	160	1.0
Total	$799	$2,067	$1,675	$2,108	$1,669	$6,097	$1,416	$15,831	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$243	$1,855	$880	$151	$565	$6,096	$—	$9,790	96.6%
Nonperforming (1)	1	32	15	8	32	255	—	343	3.4
Total	$244	$1,887	$895	$159	$597	$6,351	$—	$10,133	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $134 million and $143 million at December 31, 2023 and 2022, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $1.0 billion, or 2%, of total commercial and agricultural mortgage loans at December 31, 2023.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2023 and 2022. The Company defines delinquency consistent with industry practice,
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Commercial	$19	$—	$—	$—	$303	$158
Agricultural	40	120	—	18	206	131
Residential	343	428	—	—	343	429
Total	$402	$548	$—	$18	$852	$718
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,594	$1,618	$171	$198	$209
Other real estate	506	487	287	243	186
Real estate joint ventures	6,590	6,311	(75)	308	180
Total real estate and real estate joint ventures	$8,690	$8,416	$383	$749	$575
The carrying value of wholly-owned real estate acquired through foreclosure was $190 million and $179 million at December 31, 2023 and 2022, respectively. Depreciation expense on real estate investments was $81 million, $86 million and $86 million for the years ended December 31, 2023, 2022 and 2021, respectively. Real estate investments were net of accumulated depreciation of $638 million and $566 million at December 31, 2023 and 2022, respectively.
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$848	$797	$114	$74	$73
Apartment	324	328	23	34	40
Retail	280	298	23	35	44
Industrial	119	171	11	55	52
Land	23	24	—	—	—
Total leased real estate investments	$1,594	$1,618	$171	$198	$209
Future contractual receipts under operating leases at December 31, 2023 were $99 million in 2024, $101 million in 2025, $93 million in 2026, $84 million in 2027, $71 million in 2028, $223 million thereafter and, in total, were $671 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”), an operating joint venture (see Note 1) and COLI (see Note 1).
Tax Credit Partnerships
The carrying value of tax credit partnerships was $518 million and $749 million at December 31, 2023 and 2022, respectively. Losses from tax credit partnerships included within net investment income were $145 million, $175 million and $197 million for the years ended December 31, 2023, 2022 and 2021, respectively.
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by security type. Common stock includes common stock and certain mutual funds. FVO securities includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.

	December 31,
	2023			2022
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Security Type
		(In millions)
FVO securities	$379	$367	$746	$673	$171	$844

Equity securities
Common stock	$118	$45	$163	$119	$47	$166
Non-redeemable preferred stock	177	7	184	77	(3)	74
Total equity securities	$295	$52	$347	$196	$44	$240
__________________
(1) Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.5 billion and $6.6 billion, principally at estimated fair value, at December 31, 2023 and 2022, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2023 and 2022.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023			2022
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$5,528	$5,684	$5,565	$6,601	$6,773	$6,625
Repurchase agreements	$3,029	$2,975	$2,913	$3,176	$3,125	$3,057
__________________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023 and within fixed maturity securities AFS and short-term investments at December 31, 2022.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023					2022
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$943	$2,523	$2,218	$—	$5,684	$935	$4,233	$1,605	$—	$6,773

Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$3,125	$—	$—	$3,125
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits)	$105	$98
Invested assets pledged as collateral (1)	21,177	20,612
Total invested assets on deposit and pledged as collateral	$21,282	$20,710
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $637 million and $659 million, at redemption value, at December 31, 2023 and 2022, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $16.0 billion at December 31, 2023, comprised primarily of other limited partnership interests (private equity funds and hedge funds), real estate joint ventures (including real estate funds), tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $3.0 billion of unfunded commitments at December 31, 2023.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2022 and 2021.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $991.6 billion and $1.0 trillion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $114.1 billion and $119.8 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $24.7 billion, ($8.3) billion and $218.6 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2023		2022
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate joint ventures	$1,427	$—	$1,357	$—
Mortgage loan joint ventures	171	—	147	—
Renewable energy partnership (primarily other invested assets)	65	—	76	—
Investment funds (primarily other invested assets)	61	—	98	—
Total	$1,724	$—	$1,678	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2023		2022
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$35,370	$35,370	$35,813	$35,813
Other limited partnership interests	7,319	9,452	7,299	9,716
Other invested assets	1,318	1,405	1,342	1,509
Real estate joint ventures	104	267	86	88
Total	$44,111	$46,494	$44,540	$47,126
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS and FVO securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests (“OLPI”) and real estate joint ventures (“REJV”) is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 19, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2023, 2022 and 2021.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS	$7,492	$6,458	$6,101
Mortgage loans	3,302	2,615	2,661
Policy loans	294	288	292
Real estate and REJV	383	749	575
OLPI	191	433	3,161
Cash, cash equivalents and short-term investments	382	147	11
FVO securities	147	(143)	102
Operating joint venture	18	34	65
Equity securities	7	11	16
Other	297	410	142
Subtotal investment income	12,513	11,002	13,126
Less: Investment expenses	1,307	880	640
Net investment income	$11,206	$10,122	$12,486

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily Residential - FVO mortgage loans and FVO securities)	$—	$(13)	$22
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	216	(33)	168
Net realized and unrealized gains (losses) recognized in NII	$216	$(46)	$190

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in NII:	$140	$(145)	$77

Equity method investments NII (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$51	$625	$3,235
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS (1)	$(1,284)	$(851)	$(49)
Equity securities	5	6	40
Mortgage loans (1)	(174)	(42)	(34)
Real estate and REJV (excluding changes in estimated fair value)	102	561	568
OLPI (excluding changes in estimated fair value)	9	4	(15)
Other gains (losses)	18	72	109
Subtotal	(1,324)	(250)	619
Change in estimated fair value of OLPI and REJV	(6)	(14)	45
Non-investment portfolio gains (losses)	(45)	137	(12)
Subtotal	(51)	123	33
Net investment gains (losses)	$(1,375)	$(127)	$652

Transaction Type
Realized gains (losses) on investments sold or disposed	$(193)	$(146)	$579
Impairment (losses) (1)	(994)	(38)	(24)
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(144)	(77)	(41)
Unrealized net gains (losses) recognized in earnings	1	(3)	150
Total recognized gains (losses)	(1,330)	(264)	664
Non-investment portfolio gains (losses)	(45)	137	(12)
Net investment gains (losses)	$(1,375)	$(127)	$652

Net Investment Gains (Losses) (“NIGL”) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in NIGL	$7	$8	$10

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$(10)	$48	$91
Gains (losses) on leveraged leases and renewable energy partnerships	$26	$33	$12

Foreign currency gains (losses)	$(61)	$97	$62

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in NIGL	$(193)	$(146)	$579
Recognized in NII	—	(13)	22
Net realized investment gains (losses) from sales and disposals of investments	$(193)	$(159)	$601
__________________

MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments, (calculated at lower of amortized cost or estimated fair value) and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2023	2022	2021
	(In millions)
Proceeds	$19,803	$42,903	$27,587
Gross investment gains	$354	$469	$232
Gross investment (losses)	(655)	(1,221)	(256)
Realized gains (losses) on sales and disposals	(301)	(752)	(24)
Net credit loss (provision) release (change in ACL recognized in earnings)	(18)	(61)	(1)
Impairment (losses)	(965)	(38)	(24)
Net credit loss (provision) release and impairment (losses)	(983)	(99)	(25)
Net investment gains (losses)	$(1,284)	$(851)	$(49)

Equity Securities
Realized gains (losses) on sales and disposals	$(2)	$(6)	$(61)
Unrealized net gains (losses) recognized in earnings	7	12	101
Net investment gains (losses)	$5	$6	$40
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$718	$472	$795
Amortized cost of invested assets transferred to affiliates	$756	$432	$776
Net investment gains (losses) recognized on transfers	$(38)	$40	$19
Estimated fair value of invested assets transferred from affiliates	$1,178	$497	$1,346
Estimated fair value of derivative liabilities transferred from affiliates	$—	$64	$—
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2023	2022	2023	2022	2021
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,130	$1,207	$20	$16	$31
Affiliated investments (2)	American Life Insurance Company	—	100	1	1	2
Affiliated investments (3)	Metropolitan General Insurance Company	150	—	—	—	—
Other invested assets		$1,280	$1,307	$21	$17	$33
________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion 2.16% affiliated senior unsecured notes due July 2030.
(2)Represents an affiliated surplus note which was prepaid in June 2023. The surplus note had an original maturity date in June 2025 and bore interest, payable semi-annually, at a rate per annum of 1.88%.
(3)Represents an investment in affiliated preferred stock with a dividend yield of 7.50% that will be cumulative and payable annually in arrears. The shares can be redeemed, at MetLife General Insurance Company’s option, after December 15, 2028.
The Company incurred investment advisory charges from an affiliate of $301 million, $272 million and $292 million for the years ended December 31, 2023, 2022, and 2021, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures and affiliated mortgage loan joint ventures.
See Note 8 “— Related Party Reinsurance Transactions” for information about affiliated funds withheld.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2023			2022
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,443	$1,257	$508	$4,036	$1,353	$443
Foreign currency swaps	Foreign currency exchange rate	1,459	55	1	565	74	—
Subtotal		5,902	1,312	509	4,601	1,427	443
Cash flow hedges:
Interest rate swaps	Interest rate	3,789	1	246	3,739	7	239
Interest rate forwards	Interest rate	970	—	175	2,227	—	404
Foreign currency swaps	Foreign currency exchange rate	30,342	1,977	846	29,290	2,453	1,364
Subtotal		35,101	1,978	1,267	35,256	2,460	2,007
Total qualifying hedges		41,003	3,290	1,776	39,857	3,887	2,450
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,516	1,476	638	15,358	1,579	704
Interest rate floors	Interest rate	13,921	39	—	23,371	114	—
Interest rate caps	Interest rate	28,890	355	—	46,666	903	—
Interest rate futures	Interest rate	25	—	—	414	—	1
Interest rate options	Interest rate	39,226	361	27	39,712	434	36
Synthetic GICs	Interest rate	6,145	—	—	13,044	—	—
Foreign currency swaps	Foreign currency exchange rate	4,304	446	24	4,739	720	5
Foreign currency forwards	Foreign currency exchange rate	1,176	8	10	1,328	16	25
Credit default swaps — purchased	Credit	809	3	7	843	16	—
Credit default swaps — written	Credit	10,007	186	4	9,074	113	26
Equity futures	Equity market	941	3	—	1,063	2	—
Equity index options	Equity market	17,703	339	193	14,143	585	179
Equity variance swaps	Equity market	—	—	—	90	4	—
Equity total return swaps	Equity market	1,912	—	218	1,922	23	103
Total non-designated or nonqualifying derivatives		140,575	3,216	1,121	171,767	4,509	1,079
Total		$181,578	$6,506	$2,897	$211,624	$8,396	$3,529
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	N/A	$(959)	$(231)	N/A
Hedged items	(8)	—	N/A	905	226	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	N/A	—	—	N/A
Hedged items	(105)	—	N/A	—	—	N/A
Subtotal	—	—	N/A	(54)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	N/A	(2,190)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	2	N/A	564	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	44	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	(66)	N/A	N/A	N/A
Equity derivatives (1)	29	N/A	491	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(300)	N/A	N/A	N/A
Subtotal	34	N/A	(1,457)	N/A	N/A	N/A
Earned income on derivatives	370	—	599	112	(120)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	1,610	N/A	N/A	N/A
Total	$468	$45	$752	$58	$(125)	$(399)
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$6	$—	N/A	$(372)	$(83)	N/A
Hedged items	(6)	—	N/A	327	78	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	49	—	N/A	—	—	N/A
Hedged items	(43)	—	N/A	—	—	N/A
Subtotal	6	—	N/A	(45)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(570)
Amount of gains (losses) reclassified from AOCI into income	57	87	—	—	—	(144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	600
Amount of gains (losses) reclassified from AOCI into income	4	(229)	—	—	—	225
Foreign currency transaction gains (losses) on hedged items	—	227	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	61	85	—	—	—	111
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	2	N/A	(1,523)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	264	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	2	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	23	N/A	N/A	N/A
Equity derivatives (1)	(1)	N/A	(1,308)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(65)	N/A	N/A	N/A
Subtotal	1	N/A	(2,607)	N/A	N/A	N/A
Earned income on derivatives	167	—	648	168	(121)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	330	—	N/A	N/A
Total	$235	$85	$(1,629)	$123	$(126)	$111
__________________
(1)Excludes earned income on derivatives.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Fixed maturity securities AFS	$120	$247	$1	$1
Mortgage loans	$345	$319	$(10)	$(18)
Future policy benefits	$(2,863)	$(2,816)	$191	$200
Policyholder account balances	$(1,844)	$(1,735)	$2	$80
__________________
(1)Includes ($113) million and ($136) million of hedging adjustments on discontinued hedging relationships at December 31, 2023 and 2022, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $23 million, $25 million, and $6 million for the years ended December 31, 2023, 2022 and 2021, respectively.
At December 31, 2023 and 2022, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.
At December 31, 2023 and 2022, the balance in AOCI associated with cash flow hedges was $894 million and $2.0 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2023, the Company expected to reclassify $210 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$—	$10	0.5	$1	$10	1.5
Credit default swaps referencing indices	80	3,831	2.7	79	4,251	3.4
Subtotal	80	3,841	2.7	80	4,261	3.4
Baa
Single name credit default swaps (3)	1	55	2.3	—	40	2.5
Credit default swaps referencing indices	102	5,982	5.6	13	4,598	5.9
Subtotal	103	6,037	5.5	13	4,638	5.8
Ba
Single name credit default swaps (3)	—	—	0.0	1	45	0.7
Credit default swaps referencing indices	2	25	3.0	2	25	4.0
Subtotal	2	25	3.0	3	70	1.9
B
Credit default swaps referencing indices	1	74	5.0	1	75	4.5
Subtotal	1	74	5.0	1	75	4.5
Caa
Credit default swaps referencing indices	(4)	30	2.5	(10)	30	3.5
Subtotal	(4)	30	2.5	(10)	30	3.5
Total	$182	$10,007	4.4	$87	$9,074	4.6
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2023		2022
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$6,534	$2,892	$8,456	$3,499
OTC-cleared (1)	112	13	57	29
Exchange-traded	3	—	2	1
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	6,649	2,905	8,515	3,529
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,350)	(2,350)	(3,317)	(3,317)
OTC-cleared	(4)	(4)	(14)	(14)
Cash collateral: (3), (4)
OTC-bilateral	(2,872)	—	(4,044)	—
OTC-cleared	(105)	(1)	(18)	(1)
Securities collateral: (5)
OTC-bilateral	(1,283)	(542)	(1,078)	(182)
OTC-cleared	—	(8)	—	(14)
Exchange-traded	—	—	—	(1)
Net amount after application of master netting agreements and collateral	$35	$—	$44	$—
__________________
(1)At December 31, 2023 and 2022, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $143 million and $119 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $8 million and $0, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2023 and 2022, the Company received excess cash collateral of $154 million and $210 million, respectively, and provided excess cash collateral of $4 million and $1 million, respectively, which are not included in the table above due to the foregoing limitation.
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2023, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2023 and 2022, the Company received excess securities collateral with an estimated fair value of $286 million and $366 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2023 and 2022, the Company provided excess securities collateral with an estimated fair value of $1.1 billion and $934 million, respectively, for its OTC-bilateral derivatives, $495 million and $442 million, respectively, for its OTC-cleared derivatives, and $56 million and $96 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2023	2022
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$542	$182
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$896	$221
__________________
(1)After taking into consideration the existence of netting agreements.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2023	2022
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$41	$149
Funds withheld on affiliated reinsurance	Other invested assets	(26)	—
Total		$15	$149
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$104	$—
Funds withheld on affiliated reinsurance	Other liabilities	(304)	(450)
Fixed annuities with equity indexed returns	Policyholder account balances	163	141
Total		$(37)	$(309)
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$41,718	$8,775	$50,493
Foreign corporate	—	16,875	8,340	25,215
U.S. government and agency	8,963	12,097	—	21,060
RMBS	3	17,616	1,329	18,948
ABS & CLO	—	10,109	1,532	11,641
Municipals	—	6,319	—	6,319
CMBS	—	5,499	335	5,834
Foreign government	—	3,281	14	3,295
Total fixed maturity securities AFS	8,966	113,514	20,325	142,805
Short-term investments	2,745	288	15	3,048
Other investments	76	77	1,317	1,470
Derivative assets: (1)
Interest rate	—	3,489	—	3,489
Foreign currency exchange rate	—	2,486	—	2,486
Credit	—	181	8	189
Equity market	3	332	7	342
Total derivative assets	3	6,488	15	6,506
Embedded derivatives within asset host contracts (4)	—	—	15	15
Market risk benefits	—	—	177	177
Separate account assets (2)	13,945	68,284	968	83,197
Total assets (3)	$25,735	$188,651	$22,832	$237,218
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,419	$175	$1,594
Foreign currency exchange rate	—	881	—	881
Credit	—	11	—	11
Equity market	—	411	—	411
Total derivative liabilities	—	2,722	175	2,897
Embedded derivatives within liability host contracts (4)	—	—	(37)	(37)
Market risk benefits	—	—	2,878	2,878
Separate account liabilities (2)	4	4	—	8
Total liabilities	$4	$2,726	$3,016	$5,746
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,147	$7,943	$51,090
Foreign corporate	—	17,203	6,790	23,993
U.S. government and agency	9,126	13,232	—	22,358
RMBS	4	17,804	1,525	19,333
ABS & CLO	—	10,329	1,507	11,836
Municipals	—	7,464	—	7,464
CMBS	—	5,702	341	6,043
Foreign government	—	3,444	15	3,459
Total fixed maturity securities AFS	9,130	118,325	18,121	145,576
Short-term investments	2,677	35	47	2,759
Other investments	246	212	1,022	1,480
Derivative assets: (1)
Interest rate	—	4,390	—	4,390
Foreign currency exchange rate	—	3,263	—	3,263
Credit	—	47	82	129
Equity market	2	605	7	614
Total derivative assets	2	8,305	89	8,396
Embedded derivatives within asset host contracts (4)	—	—	149	149
Market risk benefits	—	—	174	174
Separate account assets (2)	16,206	72,022	1,013	89,241
Total assets (3)	$28,261	$198,899	$20,615	$247,775
Liabilities
Derivative liabilities: (1)
Interest rate	$1	$1,421	$405	$1,827
Foreign currency exchange rate	—	1,394	—	1,394
Credit	—	11	15	26
Equity market	—	282	—	282
Total derivative liabilities	1	3,108	420	3,529
Embedded derivatives within liability host contracts (4)	—	—	(309)	(309)
Market risk benefits	—	—	3,270	3,270
Separate account liabilities (2)	8	15	18	41
Total liabilities	$9	$3,123	$3,399	$6,531
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(3)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. At December 31, 2023 and 2022, the estimated fair value of such investments was $48 million and $61 million, respectively.
(4)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Inputs:
			•	liquidity; bid/ask spreads; performance record of the fund manager
			•	other relevant variables that may impact the exit value of the particular partnership interest
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	swap yield curves (2)	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)	•	basis curves (2)	•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates	•	cross currency basis curves (2)	•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)	•	currency correlation	•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance and experience refund related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
Market Risk Benefits
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2023				December 31, 2022				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	4	-	131	95	—	-	126	89	Increase
	•	Market pricing	•	Quoted prices (4)	—	-	110	93	20	-	107	92	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	112	93	—	-	106	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	78	-	101	94	74	-	101	91	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	367	-	399	385	372	-	392	381	Increase (7)
Credit	•	Present value techniques	•	Credit spreads (8)	—	-	—	—	84	-	138	101	Decrease (7)
	•	Consensus pricing	•	Offered quotes (9)
Market Risk Benefits
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.08%	0.05%	(10)
				Ages 41 - 60	0.05%	-	0.67%	0.22%	0.05%	-	0.43%	0.20%	(10)
				Ages 61 - 115	0.35%	-	100%	1.23%	0.34%	-	100%	1.44%	(10)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	8.72%	0.50%	-	37.50%	8.96%	Decrease (11)
				Durations 11 - 20	3.10%	-	10.10%	4.34%	0.70%	-	35.75%	6.52%	Decrease (11)
				Durations 21 - 116	0.10%	-	10.10%	4.59%	1.60%	-	35.75%	2.89%	Decrease (11)
			•	Utilization rates	0.20%	-	22%	0.44%	0.20%	-	22%	0.38%	Increase (12)
			•	Withdrawal rates	0.25%	-	7.75%	4.47%	0.25%	-	10%	4.02%	(13)
			•	Long-term equity volatilities	16.37%	-	21.85%	18.55%	16.46%	-	22.01%	18.49%	Increase (14)
			•	Nonperformance risk spread	0.38%	-	0.70%	0.73%	0.34%	-	0.74%	0.75%	Decrease (15)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.
(9)At December 31, 2023 and 2022, independent non-binding broker quotations were used in the determination of less than 1% and 1%, respectively, of the total net derivative estimated fair value.
(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(12)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRB. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2022	$14,935	$4,600	$12	$2
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(25)	38	(37)	—
Total realized/unrealized gains (losses) included in AOCI	(3,334)	(356)	6	—
Purchases (3)	3,168	750	—	47
Sales (3)	(1,231)	(795)	(2)	(2)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	1,614	204	45	—
Transfers out of Level 3 (4)	(394)	(1,068)	(9)	—
Balance, December 31, 2022	14,733	3,373	15	47
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(46)	(2)	2	—
Total realized/unrealized gains (losses) included in AOCI	881	44	(3)	1
Purchases (3)	3,402	268	—	15
Sales (3)	(1,673)	(609)	—	(48)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	221	195	—	—
Transfers out of Level 3 (4)	(403)	(73)	—	—
Balance, December 31, 2023	$17,115	$3,196	$14	$15
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(7)	$41	$—	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$(37)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$2	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(731)	$10	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$7	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$(3)	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(40)	$45	$—	$—
Total realized/unrealized gains (losses) included in AOCI	$(745)	$8	$(1)	$—
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Residential Mortgage Loans - FVO	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2022	$127	$894	$86	$(1,236)	$1,958
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(8)	(16)	(140)	1,610	25
Total realized/unrealized gains (losses) included in AOCI	—	—	(547)	—	—
Purchases (3)	—	262	82	—	196
Sales (3)	(108)	(19)	—	—	(1,164)
Issuances (3)	—	—	(3)	—	(2)
Settlements (3)	(11)	—	191	84	4
Transfers into Level 3 (4)	—	3	—	—	1
Transfers out of Level 3 (4)	—	(102)	—	—	(23)
Balance, December 31, 2022	—	1,022	(331)	458	995
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	147	(24)	(366)	(27)
Total realized/unrealized gains (losses) included in AOCI	—	—	(5)	—	—
Purchases (3)	—	152	—	—	166
Sales (3)	—	(4)	—	—	(176)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	201	(40)	1
Transfers into Level 3 (4)	—	—	—	—	13
Transfers out of Level 3 (4)	—	—	(1)	—	(4)
Balance, December 31, 2023	$—	$1,317	$(160)	$52	$968
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(10)	$170	$(7)	$330	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$—	$(22)	$(17)	$1,610	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$—	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$—	$—	$(128)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$—	$(454)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$—	$(5)	$—	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(5)	$183	$(69)	$330	$8
Total realized/unrealized gains (losses) included in AOCI	$—	$—	$(352)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans — FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2023	2022
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$295	$222

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(162)	$(13)	$(91)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the “— Recurring Fair Value Measurements” section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,584	$—	$—	$59,511	$59,511
Policy loans	$5,671	$—	$—	$6,042	$6,042
Other invested assets	$1,778	$—	$1,794	$—	$1,794
Premiums, reinsurance and other receivables	$14,028	$—	$221	$14,053	$14,274
Liabilities
Policyholder account balances	$87,518	$—	$—	$86,093	$86,093
Long-term debt	$1,886	$—	$1,958	$—	$1,958
Other liabilities	$11,481	$—	$141	$11,333	$11,474
Separate account liabilities	$29,204	$—	$29,204	$—	$29,204

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,570	$—	$—	$58,858	$58,858
Policy loans	$5,729	$—	$—	$6,143	$6,143
Other invested assets	$1,978	$—	$1,979	$—	$1,979
Premiums, reinsurance and other receivables	$12,036	$—	$454	$11,826	$12,280
Liabilities
Policyholder account balances	$85,957	$—	$—	$83,594	$83,594
Long-term debt	$1,676	$—	$1,758	$—	$1,758
Other liabilities	$12,546	$—	$671	$11,842	$12,513
Separate account liabilities	$38,391	$—	$38,391	$—	$38,391
_________________
(1)Includes mortgage loans measured at estimated fair value on a nonrecurring basis.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to seven years.
ROU assets and lease liabilities for operating leases were:

	December 31, 2023	December 31, 2022
	(In millions)
ROU assets	$416	$498
Lease liabilities	$498	$589
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Operating lease cost	$104	$116	$120
Sublease income	(87)	(73)	(91)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2023	December 31, 2022
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$114	$124
ROU assets obtained in exchange for new lease liabilities	$3	$4
Weighted-average remaining lease term	6 years	6 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2023
(In millions)
2024	$107
2025	107
2026	104
2027	93
2028	70
Thereafter	88
Total undiscounted cash flows	569
Less: interest	71
Present value of lease liability	$498
See Note 10 for information about the Company’s investments in leased real estate.

MLIC - 128

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

							December 31,
	Interest Rates (1)						2023			2022
	Range			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(7)	$693	$700	$(7)	$693
Surplus notes	7.80%	-	7.88%	2024	-	2025	400	—	400	400	(1)	399
Other notes	2.12%	-	8.43%	2024	-	2038	796	(3)	793	586	(2)	584
Financing lease obligations							1	—	1	—	—	—
Total long-term debt							1,897	(10)	1,887	1,686	(10)	1,676
Total short-term debt							—	—	—	99	—	99
Total							$1,897	$(10)	$1,887	$1,785	$(10)	$1,775
__________________
(1)Range of interest rates are for the year ended December 31, 2023.
The aggregate maturities of long-term debt at December 31, 2023 for the next five years and thereafter are $335 million in 2024, $250 million in 2025, $0 in 2026, $51 million in 2027, $427 million in 2028 and $824 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, MoRe borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In December 2022 and 2021, MoRe issued to MetLife, Inc. a $60 million 5.23% promissory note and a $35 million 2.12% promissory note, respectively. Both notes are payable semi-annually and mature in December 2024.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

	December 31,
	2023	2022
	(Dollars in millions)
Commercial paper	$—	$99
Average daily balance	$54	$100
Average days outstanding	80 days	131 days
For the years ended December 31, 2023, 2022 and 2021, the weighted average interest rate on short-term debt was 4.80%, 1.60% and 0.23%, respectively.
MLIC - 129

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $132 million, $104 million and $96 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts include $65 million, $53 million and $52 million of interest expense related to affiliated debt for the years ended December 31, 2023, 2022 and 2021, respectively.
Credit Facility
At December 31, 2023, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million, $4 million and $7 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2023 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	May 2028 (2)	$3,000	$7	$290	$—	$2,703
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2023 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In May 2023, the Credit Facility was amended and restated to, among other things, extend the maturity date. All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2023.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 370% and in excess of 340% at December 31, 2023 and 2022, respectively.
MLIC - 130

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $293 million and the aggregate actual regulatory capital and surplus of such operations was $1.5 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.4 billion and $1.3 billion at December 31, 2023 and 2022, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $3.4 billion, $2.7 billion and $3.5 billion at December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus, including the aforementioned prescribed practice, was $11.6 billion and $10.9 billion at December 31, 2023 and 2022, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $2.5 billion and $3.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2023 and 2022, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 131

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2024.
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	Future Policy Benefits Discount Rate Remeasurement Gains (Losses)	Market Risk Benefits Instrument-Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2020	$10,384	$1,791	$—	$—	$(53)	$(460)	$11,662
Cumulative effects of changes in accounting principles, net of income tax	6,588	—	(19,596)	21	—	—	(12,987)
Balance at January 1, 2021	16,972	1,791	(19,596)	21	(53)	(460)	(1,325)
OCI before reclassifications	(5,443)	30	5,118	311	9	44	69
Deferred income tax benefit (expense)	1,191	(8)	(1,075)	(65)	(1)	(9)	33
AOCI before reclassifications, net of income tax	12,720	1,813	(15,553)	267	(45)	(425)	(1,223)
Amounts reclassified from AOCI	102	81	—	—	—	38	221
Deferred income tax benefit (expense)	(23)	(22)	—	—	—	(8)	(53)
Amounts reclassified from AOCI, net of income tax	79	59	—	—	—	30	168
Balance at December 31, 2021	12,799	1,872	(15,553)	267	(45)	(395)	(1,055)
OCI before reclassifications	(31,197)	(701)	21,623	(236)	(177)	278	(10,410)
Deferred income tax benefit (expense)	6,556	147	(4,541)	49	35	(58)	2,188
AOCI before reclassifications, net of income tax	(11,842)	1,318	1,529	80	(187)	(175)	(9,277)
Amounts reclassified from AOCI	862	302	—	—	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	—	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	—	—	37	957
Balance at December 31, 2022	(11,161)	1,557	1,529	80	(187)	(138)	(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	$(6,495)	$705	$(807)	$33	$(143)	$(165)	$(6,872)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 132

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2023	2022	2021
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(1,404)	$(810)	$(67)	Net investment gains (losses)
Net unrealized investment gains (losses)	5	6	(13)	Net investment income
Net unrealized investment gains (losses)	(22)	(58)	(22)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(1,421)	(862)	(102)
Income tax (expense) benefit	286	181	23
Net unrealized investment gains (losses), net of income tax	(1,135)	(681)	(79)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	50	59	57	Net investment income
Interest rate derivatives	87	51	87	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	5	4	Net investment income
Foreign currency exchange rate derivatives	684	(417)	(229)	Net investment gains (losses)
Credit derivatives	1	—	—	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	826	(302)	(81)
Income tax (expense) benefit	(173)	63	22
Gains (losses) on cash flow hedges, net of income tax	653	(239)	(59)
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(12)	(49)	(43)
Amortization of prior service (costs) credit	2	2	5
Amortization of defined benefit plan items, before income tax	(10)	(47)	(38)
Income tax (expense) benefit	2	10	8
Amortization of defined benefit plan items, net of income tax	(8)	(37)	(30)
Total reclassifications, net of income tax	$(490)	$(957)	$(168)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 133

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Prepaid legal plans	$446	$421	$395
Administrative services-only contracts	250	226	219
Recordkeeping and administrative services (1)	148	166	211
Other revenue from service contracts from customers	43	34	35
Total revenues from service contracts from customers	887	847	860
Other (2)	786	847	756
Total other revenues	$1,673	$1,694	$1,616
__________________
(1) Related to products and businesses no longer actively marketed by the Company.
(2) Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
General and administrative expenses (1)	$2,799	$2,743	$2,331
Pension, postretirement and postemployment benefit costs	199	116	112
Premium taxes, other taxes, and licenses & fees	377	342	332
Commissions and other variable expenses	2,098	2,290	2,551
Capitalization of DAC	(118)	(189)	(63)
Amortization of DAC and VOBA	298	297	341
Interest expense on debt	132	104	96
Total other expenses	$5,785	$5,703	$5,700
__________________
(1)Includes ($116) million, $52 million and ($113) million for the years ended December 31, 2023, 2022 and 2021, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 8 and 21 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 134

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1, 2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2023	2022
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$962	$1,274
Service costs	10	15
Interest costs	52	37
Net actuarial (gains) losses (1)	43	(280)
Settlements and curtailments	—	—
Benefits paid	(79)	(84)
Benefit obligations at December 31,	988	962
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	79	84
Benefits paid	(79)	(84)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(988)	$(962)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(988)	$(962)
Amount recognized	$(988)	$(962)
AOCI:
Net actuarial (gains) losses	$220	$189
Prior service costs (credit)	(5)	(7)
AOCI, before income tax	$215	$182
Accumulated benefit obligation	$967	$940
__________________
(1)For the years ended December 31, 2023 and 2022, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of $32 million and ($291) million, respectively, plan experience of $21 million and $11 million, respectively, and demographic assumptions of ($10) million and $0, respectively.
MLIC - 135

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2023	2022	2023	2022
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
Projected benefit obligations	$988	$961	$988	$961
Accumulated benefit obligations	$967	$940	$967	$940
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Net periodic benefit costs:
Service costs	$10	$15	$17
Interest costs	52	37	37
Settlement and curtailment (gains) losses	—	—	(3)
Amortization of net actuarial (gains) losses	12	41	43
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	72	91	92
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	43	(280)	(42)
Prior service costs (credit)	—	—	—
Settlement and curtailment (gains) losses	—	—	1
Amortization of net actuarial gains (losses)	(12)	(41)	(43)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	33	(319)	(82)
Total recognized in net periodic benefit costs and OCI	$105	$(228)	$10
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2023
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2022
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 136

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2021
Weighted average discount rate	3.01%
Weighted average interest crediting rate	3.24%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of $80 million in 2024.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2024	$78
2025	$73
2026	$73
2027	$74
2028	$79
2029-2033	$399

MLIC - 137

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
U.S. federal	$353	$309	$(89)
U.S. state and local	14	11	5
Non-U.S.	14	14	43
Subtotal	381	334	(41)
Deferred:
U.S. federal	(321)	939	576
Non-U.S.	—	—	(6)
Subtotal	(321)	939	570
Provision for income tax expense (benefit)	$60	$1,273	$529
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Income (loss):
U.S.	$1,176	$6,895	$4,139
Non-U.S.	19	34	105
Total	$1,195	$6,929	$4,244
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Tax provision at U.S. statutory rate	$251	$1,455	$891
Tax effect of:
Dividend received deduction	(17)	(19)	(39)
Tax-exempt income	(28)	7	(27)
Prior year tax	8	22	(13)
Low income housing tax credits	(116)	(143)	(178)
Other tax credits	(30)	(36)	(38)
Foreign tax rate differential	1	(10)	(7)
Other, net (1)	(9)	(3)	(60)
Provision for income tax expense (benefit)	$60	$1,273	$529
__________________
(1)For the year ended December 31, 2021, Other, net primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned United Kingdom subsidiary to Metropolitan Life Insurance Company.
MLIC - 138

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,591	$772
Net operating loss carryforwards (1)	76	72
Employee benefits	473	457
Tax credit carryforwards	—	508
Litigation-related and government mandated	83	74
Net unrealized investment losses	1,741	2,699
Other	204	76
Total gross deferred income tax assets	4,168	4,658
Less: Valuation allowance	75	71
Total net deferred income tax assets	4,093	4,587
Deferred income tax liabilities:
Investments, including derivatives	1,005	1,441
Intangibles	20	23
DAC	146	203
Total deferred income tax liabilities	1,171	1,667
Net deferred income tax asset (liability)	$2,922	$2,920
__________________
(1)The Company has recorded a deferred tax asset of $76 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2023. U.S. state net operating loss carryforwards will expire between 2024 and 2042, whereas other jurisdictions have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from MetLife, Inc. included $57 million and $52 million at December 31, 2023 and 2022, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2022, the IRS began a federal income tax audit of MetLife, Inc. and subsidiaries for tax years 2017-2019. The audit is ongoing and to date, no material issues have been raised and no adjustments have been proposed.
In 2021, the Company filed amended federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2014 through 2016. In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended federal income tax returns and closed the years to further audit.
MLIC - 139

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$37	$23	$35
Additions for tax positions of prior years	—	24	—
Reductions for tax positions of prior years (1)	—	(12)	(14)
Additions for tax positions of current year	2	2	2
Balance at December 31,	$39	$37	$23
Unrecognized tax benefits that, if recognized, would impact the effective rate	$39	$37	$23
__________________
(1)The decreases in 2022 and 2021 are primarily related to non-cash benefits from tax audit settlements.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 140

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2023. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 141

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2023	2022	2021
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,488	58,073	58,785
Number of new claims during the year	2,565	2,610	2,824
Settlement payments during the year (1)	$50.6	$50.5	$53.0
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 142

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of severe claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $364 million at December 31, 2023. The recorded liability was $320 million at December 31, 2022.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and Metropolitan Life Insurance Company’s motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into the issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to the issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.7 billion at December 31, 2023 and 2022, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $4.8 billion at December 31, 2023 and 2022, respectively.
MLIC - 143

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $208 million, with a cumulative maximum of $306 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2023 and 2022, for indemnities and guarantees.
MLIC - 144

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
20. Quarterly Results of Operations (Unaudited)
The unaudited quarterly results of operations for 2023 and 2022 are summarized in the table below:

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	(In millions)
2023
Total revenues	$8,717	$8,776	$9,324	$9,532
Total expenses	$8,912	$8,188	$7,634	$10,420
Net income (loss)	$(91)	$510	$1,379	$(663)
Less: Net income (loss) attributable to noncontrolling interests	$(2)	$43	$—	$—
Net income (loss) attributable to Metropolitan Life Insurance Company	$(89)	$467	$1,379	$(663)
2022
Total revenues	$9,517	$9,448	$17,646	$8,836
Total expenses	$7,232	$7,379	$15,793	$8,114
Net income (loss)	$1,882	$1,684	$1,510	$580
Less: Net income (loss) attributable to noncontrolling interests	$—	$2	$2	$24
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,882	$1,682	$1,508	$556
21. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $3.0 billion, $2.7 billion and $2.5 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Total revenues received from affiliates related to these agreements were $52 million, $48 million and $40 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $56 million and $188 million at December 31, 2023 and 2022, respectively.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 145

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2023
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$23,100	$21,060	$21,060
Public utilities	5,569	5,385	5,385
Municipals	6,429	6,319	6,319
Foreign government	3,416	3,295	3,295
All other corporate bonds	73,720	69,596	69,596
Total bonds	112,234	105,655	105,655
Mortgage-backed, asset-backed and collateralized loan obligations securities	39,136	36,423	36,423
Redeemable preferred stock	710	727	727
Total fixed maturity securities AFS	152,080	142,805	142,805
Mortgage loans	63,093		62,584
Policy loans	5,671		5,671
Real estate and real estate joint ventures	8,500		8,500
Real estate acquired in satisfaction of debt	190		190
Other limited partnership interests	7,765		7,765
Short-term investments	3,008		3,048
Other invested assets	17,054		17,040
Total investments	$257,361		$247,603
______________
(1)Includes investments in related parties of $4.1 billion; see Notes 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 146

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2023 and 2022
(In millions)

Segment	DAC and VOBA	Future Policy Benefits, Other Policy-Related Balances and Policyholder Dividend Obligation	Policyholder Account Balances	Market Risk Benefits (Assets) Liabilities (1)	Policyholder Dividends Payable	Unearned Premiums (2), (3)	Unearned Revenue (2)
2023
Group Benefits (4)	$255	$17,547	$7,605	$—	$—	$359	$—
RIS (4)	169	54,367	69,758	(1)	—	—	16
MetLife Holdings	2,723	65,434	17,598	2,702	233	152	5
Corporate & Other	158	123	8,933	—	—	—	—
Total	$3,305	$137,471	$103,894	$2,701	$233	$511	$21
2022
Group Benefits (4)	$263	$16,727	$7,954	$—	$—	$298	$—
RIS (4)	154	53,116	69,545	25	—	2	18
MetLife Holdings	3,220	64,871	19,828	3,071	240	155	227
Corporate & Other	120	131	6,080	—	—	—	—
Total	$3,757	$134,845	$103,407	$3,096	$240	$455	$245
_____________
(1)MRBs assets and liabilities are presented net.
(2)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.
(3)Includes premiums received in advance.
(4)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 147

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to Policyholder Account Balances	Market Risk Benefit Remeasurement (Gains) Losses	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2023
Group Benefits (2)	$21,472	$1,127	$18,143	$—	$26	$3,302
RIS (2)	2,039	6,111	6,527	(34)	31	527
MetLife Holdings	2,865	3,757	4,617	(669)	224	1,278
Corporate & Other	6	211	315	—	17	850
Total	$26,382	$11,206	$29,602	$(703)	$298	$5,957
2022
Group Benefits (2)	$21,124	$1,076	$18,307	$—	$26	$3,056
RIS (2)	8,692	4,980	12,353	(290)	28	347
MetLife Holdings	3,190	4,132	4,904	(3,089)	237	1,372
Corporate & Other	—	(66)	67	—	6	1,194
Total	$33,006	$10,122	$35,631	$(3,379)	$297	$5,969
2021
Group Benefits (2)	$20,468	$1,105	$18,943	$—	$26	$2,799
RIS (2)	4,095	5,855	7,222	117	29	412
MetLife Holdings	3,499	5,496	5,104	(875)	286	1,579
Corporate & Other	—	30	—	—	—	1,301
Total	$28,062	$12,486	$31,269	$(758)	$341	$6,091
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
(2)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 148

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2023, 2022 and 2021
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (2)	$21,248	$769	$830	$21,309	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,265	$948	$872	$31,189	2.8%
2021
Life insurance in-force	$3,991,763	$164,834	$546,176	$4,373,105	12.5%
Insurance premium
Life insurance (2)	$13,628	$792	$4,080	$16,916	24.1%
Accident & health insurance	9,377	146	41	9,272	0.4%
Total insurance premium	$23,005	$938	$4,121	$26,188	15.7%
______________
(1)    For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively. For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2.0 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively. For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and $1.9 billion, respectively, and life insurance premiums of $114 million and $3.2 billion, respectively.
(2)    Includes annuities with life contingencies.
MLIC - 149

Metropolitan Tower Life Insurance Company
Consolidated Financial Statements
As of December 31, 2023 and 2022 and for the Years Ended December 31, 2023, 2022 and 2021
and Independent Auditor’s Report

This page is intentionally left blank.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting and presentation related to long-duration insurance contracts and certain related balances effective January 1, 2023, due to the adoption of Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), with a transition date of January 1, 2021.

Additionally, as discussed in Note 1 to the consolidated financial statement, the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 4, 2024

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $29,671 and $27,564, respectively)	$26,962	$23,526
Mortgage loans (net of allowance for credit loss of $63 and $46, respectively)	9,776	9,166
Policy loans	1,550	1,604
Real estate and real estate joint ventures	741	633
Other limited partnership interests	1,217	1,117
Short-term investments, at estimated fair value	716	503
Annuities funding structured settlement claims	5,251	5,299
Other invested assets	1,148	1,111
Total investments	47,361	42,959
Cash and cash equivalents, principally at estimated fair value	1,697	1,644
Accrued investment income	324	310
Premiums, reinsurance and other receivables	9,416	6,502
Deferred policy acquisition costs and value of business acquired	732	644
Current income tax recoverable	121	—
Deferred income tax asset	378	239
Other assets	182	173
Separate account assets	6,604	5,763
Total assets	$66,815	$58,234
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$26,540	$21,254
Policyholder account balances	18,400	16,559
Other policy-related balances	5,900	5,889
Policyholder dividends payable	85	82
Payables for collateral under securities loaned and other transactions	1,647	1,927
Long-term debt	107	107
Current income tax payable	—	18
Other liabilities	5,031	4,191
Separate account liabilities	6,604	5,763
Total liabilities	64,314	55,790
Contingencies and Commitments (Note 14)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,577	1,873
Accumulated other comprehensive income (loss)	(1,171)	(1,524)
Total stockholder’s equity	2,501	2,444
Total liabilities and stockholder’s equity	$66,815	$58,234
See accompanying notes to the consolidated financial statements.
MTL - 3

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Revenues
Premiums	$6,883	$5,760	$1,803
Universal life and investment-type product policy fees	157	240	180
Net investment income	2,119	1,784	1,747
Other revenues	8	94	77
Net investment gains (losses)	(542)	38	61
Net derivative gains (losses)	28	304	80
Total revenues	8,653	8,220	3,948
Expenses
Policyholder benefits and claims	8,035	6,537	2,682
Policyholder liability remeasurement (gains) losses	17	73	(21)
Interest credited to policyholder account balances	534	383	313
Policyholder dividends	139	136	147
Other expenses	72	326	33
Total expenses	8,797	7,455	3,154
Income (loss) before provision for income tax	(144)	765	794
Provision for income tax expense (benefit)	(37)	169	164
Net income (loss)	$(107)	$596	$630
See accompanying notes to the consolidated financial statements.

MTL - 4

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Net income (loss)	$(107)	$596	$630
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	1,336	(5,286)	(765)
Deferred gains (losses) on derivatives	(269)	312	168
Future policy benefits discount rate remeasurement gains (losses)	(630)	2,084	485
Foreign currency translation adjustments	8	(19)	—
Other	2	2	(2)
Other comprehensive income (loss), before income tax	447	(2,907)	(114)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(94)	611	24
Other comprehensive income (loss), net of income tax	353	(2,296)	(90)
Comprehensive income (loss)	$246	$(1,700)	$540
See accompanying notes to the consolidated financial statements.
MTL - 5

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2020	$3	$2,092	$652	$1,271	$4,018
Cumulative effects of changes in accounting principles, net of income tax			(5)	(409)	(414)
Net income (loss)			630		630
Other comprehensive income (loss), net of income tax				(90)	(90)
Balance at December 31, 2021	3	2,092	1,277	772	4,144
Net income (loss)			596		596
Other comprehensive income (loss), net of income tax				(2,296)	(2,296)
Balance at December 31, 2022	3	2,092	1,873	(1,524)	2,444
Dividends paid to MetLife, Inc.			(189)		(189)
Net income (loss)			(107)		(107)
Other comprehensive income (loss), net of income tax				353	353
Balance at December 31, 2023	$3	$2,092	$1,577	$(1,171)	$2,501
See accompanying notes to the consolidated financial statements.
MTL - 6

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$(107)	$596	$630
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	1	3
Amortization of premiums and accretion of discounts associated with investments, net	(89)	(29)	(21)
(Gains) losses on investments, net	542	(38)	(61)
(Gains) losses on derivatives, net	87	(263)	(9)
(Income) loss from equity method investments, net of dividends or distributions	83	43	(256)
Interest credited to policyholder account balances	642	456	423
Universal life and investment-type product policy fees	(352)	(361)	(368)
Change in fair value option securities	—	19	(53)
Change in accrued investment income	(40)	(59)	(34)
Change in premiums, reinsurance and other receivables	165	446	(283)
Change in deferred policy acquisition costs and value of business acquired, net	(88)	(51)	(52)
Change in income tax	(372)	88	94
Change in other assets	(8)	11	(31)
Change in insurance-related liabilities and policy-related balances	2,862	2,454	3,354
Change in other liabilities	456	(217)	283
Other, net	(7)	(9)	—
Net cash provided by (used in) operating activities	3,775	3,087	3,619
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	6,387	10,119	11,119
Equity securities	3	5	28
Mortgage loans	611	527	750
Real estate and real estate joint ventures	23	284	12
Other limited partnership interests	38	108	49
Short-term investments	2,151	550	2,221
Purchases and originations of:
Fixed maturity securities available-for-sale	(9,719)	(10,579)	(14,990)
Equity securities	—	(21)	(3)
Mortgage loans	(1,330)	(2,913)	(3,022)
Real estate and real estate joint ventures	(177)	(343)	(31)
Other limited partnership interests	(166)	(229)	(304)
Short-term investments	(2,338)	(721)	(2,473)
Cash received in connection with freestanding derivatives	73	71	53
Cash paid in connection with freestanding derivatives	(74)	(147)	(43)
Net change in policy loans	54	43	66
Net change in other invested assets	(343)	(308)	(3)
Other, net	3	2	4
Net cash provided by (used in) investing activities	$(4,804)	$(3,552)	$(6,567)
See accompanying notes to the consolidated financial statements.
MTL - 7

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$8,882	$7,717	$5,403
Withdrawals	(7,331)	(5,874)	(3,015)
Net change in payables for collateral under securities loaned and other transactions	(280)	(425)	576
Dividends paid to MetLife, Inc.	(189)	—	—
Net cash provided by (used in) financing activities	1,082	1,418	2,964
Change in cash and cash equivalents	53	953	16
Cash and cash equivalents, beginning of year	1,644	691	675
Cash and cash equivalents, end of year	$1,697	$1,644	$691
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$8	$8	$8
Income tax	$333	$82	$13
Non-cash transactions:
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$2,457	$—	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,636	$1,258	$423
Mortgage loans disposed of in connection with a reinsurance transaction	$86	$—	$—
Equity securities received due to in-kind distributions from other limited partnership interests	$2	$2	$15
Real estate and real estate joint ventures acquired in satisfaction of debt	$1	$29	$7
Real estate and real estate joint ventures received from an affiliate	$—	$144	$—
Real estate and real estate joint ventures transferred to an affiliate	$—	$144	$—
Fixed maturity securities available-for-sale received from an affiliate	$—	$328	$—
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$139	$—
Fair value option securities transferred to an affiliate	$—	$186	$—
See accompanying notes to the consolidated financial statements.

MTL - 8

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska (“Nebraska”) and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling individual annuities, variable and universal life insurance, and traditional life insurance, including whole life.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Effective January 1, 2023, the Company adopted Accounting Standards Update (“ASU”) 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date; ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; and ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts (“LDTI”), with a transition date of January 1, 2021 (the “Transition Date”). Adoption of LDTI impacted the Company’s accounting and presentation related to long-duration insurance contracts and certain related balances for the years ended December 31, 2022 and 2021. Amounts within these consolidated financial statements which were previously presented, have been revised to conform with the current year accounting and presentation under LDTI. Disclosures as of the Transition Date are reflected in summary within “— Recent Accounting Pronouncements — Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts,” and in further detail (at the disaggregated level) within Notes 2, 3, 4 and 5.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.
The Company uses the equity method of accounting, unless the fair value option (“FVO”) is applied, for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
MTL - 9

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	2
Policyholder Account Balances	3
Deferred Policy Acquisition Costs and Value of Business Acquired	5
Reinsurance	6
Investments	7
Derivatives	8
Fair Value	9
Income Tax	13
Litigation Contingencies	14
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, annuities products which include pension risk transfers, structured settlements and institutional income annuities. Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of
MTL - 10

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the Transition Date or inception (for contracts sold after the Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the Transition Date for contracts issued prior to the Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 2 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes a FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPB discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
MTL - 11

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and subsequently protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
MTL - 12

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. MRB assets of $12 million and $17 million are reported in other assets on the consolidated balance sheets as of December 31, 2023 and 2022, respectively. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. See Note 7 for additional information on obligations assumed under structured settlement assignments.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees. The Company’s UREV liabilities were $15 million and $29 million at December 31, 2023 and 2022, respectively.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration whole and term life products, individual disability, individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities) and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life and disability contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
MTL - 13

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to limited-payment annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits).
MTL - 14

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the Transition Date, or at the inception of the reinsurance coverage for new reinsurance agreements entered into subsequent to the Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees, policyholder liability remeasurement (gains) losses and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes; (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
MTL - 15

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
(losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage
MTL - 16

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
loans, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes its share of the investee’s earnings within net investment income. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due
MTL - 17

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
Other Invested Assets
Other invested assets consist principally of the following:
•Company owned life insurance policies are carried at cash surrender value.
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
MTL - 18

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
MTL - 19

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
MTL - 20

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MTL - 21

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property and Equipment
Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. The cost basis was $11 million and $10 million at December 31, 2023 and 2022, respectively. Accumulated depreciation was $8 million and $7 million at December 31, 2023 and 2022, respectively. Related depreciation expense was $1 million, $1 million and $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of ASUs to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
The Company adopted LDTI effective January 1, 2023 with a Transition Date of January 1, 2021. The standard required a full retrospective transition approach for MRBs, and allowed for a transition method election for FPBs and DAC, as well as other balances that have historically been amortized in a manner consistent with DAC. The Company has elected the modified retrospective transition approach for all FPBs, DAC, and related balances on all long-duration contracts, subject to the transition provisions. Additionally, an amendment in LDTI allowed entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company did not make such an election.
MTL - 22

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Under the modified retrospective approach, the Company was required to establish LDTI-compliant FPBs, DAC and related balances for the Company’s Transition Date opening balance sheet by utilizing the Company’s December 31, 2020 balances with certain adjustments as described below.
MTL - 23

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet:

	Premiums, Reinsurance and Other Receivables	Deferred Policy Acquisition Costs and Value of Business Acquired	Future Policy Benefits	Policyholder Account Balances	Other Policy-Related Balances	Market Risk Benefit Liabilities	Deferred Income Tax Liability	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
	(In millions)
Balances as reported, December 31, 2020	$4,162	$397	$19,507	$9,529	$5,847	$—	$274	$652	$1,271
Removal of related amounts in accumulated other comprehensive income	—	145	(174)	—	—	—	67	—	252
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	—	—	4	—	—	—	(1)	(3)	—
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	54	—	893	—	—	—	(176)	—	(663)
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	—	(22)	—	22	—	—	—
Adjustments for the difference between previous carrying amounts and fair value measurements for market risk benefits	—	—	—	—	—	—	—	(2)	2
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(4)	—	(2,670)	2,670	(4)	—	—	—	—
Balances as adjusted, January 1, 2021	$4,212	$542	$17,560	$12,177	$5,843	$22	$164	$647	$862
MTL - 24

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Transition Date impacts associated with the implementation of LDTI were applied as follows:
Future Policy Benefits (See Note 2)
Traditional Non-participating Long-duration products
•Loss recognition balances related to unrealized investment gains associated with certain long-duration products previously recorded in adjustment to opening accumulated OCI (“AOCI”) were removed;
•Contracts in-force as of the Transition Date were grouped into cohorts; a revised NPR was calculated for each cohort using the existing Transition Date balance, best estimate cash flow assumptions without a provision for adverse deviation, and the historical discount rates used for the contracts within the cohort prior to the adoption of LDTI (the “locked-in” discount rate). For any cohorts where the net premiums exceeded gross premiums (NPR exceeded 100%), the FPB was increased for the excess of net premiums over gross premiums, with a corresponding adjustment recorded to opening retained earnings as of the Transition Date;
•The difference between the FPB balance calculated at the current upper-medium grade discount rate and the FPB balance calculated at the locked-in discount rate was recorded as an adjustment to opening AOCI as of the Transition Date; and
•Corresponding adjustments were made to ceded reinsurance balances.
Limited-payment Long-duration products
Limited-payment long-duration products transition to LDTI follows a similar approach to traditional non-participating products, except that these product cohorts may have a DPL which is adjusted at the Transition Date. If an increase to FPB depleted the DPL, the remaining adjustment was recorded to opening retained earnings as of the Transition Date.
Additional insurance liabilities
•There were no transition adjustments to the additional insurance liabilities or the corresponding ceded reinsurance balances.
Market Risk Benefits
The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI. If the MRB was a bifurcated embedded derivative prior to the adoption of LDTI, the existing measurement approach was retained, except that the fair value of the MRB at inception was recalculated to isolate the contract issue date nonperformance risk of the Company.
If, prior to the adoption of LDTI, the MRB was accounted for under a different model, the at-inception attributed fee ratio was calculated for every identified MRB, and using the at inception attributed fee ratio, the fair value of the MRB at the contract issue date was calculated to isolate the contract issue date nonperformance risk of the Company.
At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:
•The amounts previously recorded for these contracts within embedded derivatives were reclassified to MRB liabilities;
•The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, excluding the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of retained earnings; and
•The cumulative effect of changes in nonperformance risk between the contract issue date and the Transition Date was recorded as an AOCI as of the Transition Date.
MTL - 25

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
DAC and other balances to be amortized in a manner consistent with DAC (VOBA) (See Note 5 for information on DAC and VOBA)
The opening balances of these accounts were adjusted for removal of the related amounts in AOCI, as these balances are no longer amortized using expected future gross premiums, margins, profits or earned premiums.
Other balance sheet reclassifications and adjustments at LDTI adoption (See Notes 2 and 3)
Individual income annuities reclassification
Prior to the Transition Date, the Company classified all structured settlement and institutional income annuity products within FPBs. While the pre-LDTI GAAP reserving model was the same for these products, upon transition to LDTI, the reserving model for a subset of these products changed, requiring the Company to reclassify $2.7 billion of FPBs to PABs at the Transition Date.
Other reclassifications and adjustments
Other minor reclassifications and adjustments were made to conform to LDTI presentation requirements.
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated balance sheet:

	December 31, 2022
	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Assets
Premiums, reinsurance and other receivables	$6,987	$(485)	$6,502
Deferred policy acquisition costs and value of business acquired	$568	$76	$644
Deferred income tax asset	$595	$(356)	$239
Other assets	$156	$17	$173
Total assets	$58,982	$(748)	$58,234

Liabilities
Future policy benefits	$27,756	$(6,502)	$21,254
Policyholder account balances	$12,280	$4,279	$16,559
Other policy-related balances	$5,891	$(2)	$5,889
Other liabilities	$4,057	$134	$4,191
Total liabilities	$57,881	$(2,091)	$55,790

Equity
Retained earnings	$1,832	$41	$1,873
Accumulated other comprehensive income (loss)	$(2,826)	$1,302	$(1,524)
Total equity	$1,101	$1,343	$2,444
Total liabilities and equity	$58,982	$(748)	$58,234
MTL - 26

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of operations:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Revenues
Premiums	$6,627	$(867)	$5,760	$2,660	$(857)	$1,803
Universal life and investment-type product policy fees	$237	$3	$240	$181	$(1)	$180
Net derivative gains (losses)	$310	$(6)	$304	$98	$(18)	$80
Total revenues	$9,090	$(870)	$8,220	$4,824	$(876)	$3,948
Expenses
Policyholder benefits and claims	$7,539	$(1,002)	$6,537	$3,535	$(853)	$2,682
Policyholder liability remeasurement (gains) losses	$—	$73	$73	$—	$(21)	$(21)
Interest credited to policyholder account balances	$274	$109	$383	$222	$91	$313
Other expenses	$410	$(84)	$326	$152	$(119)	$33
Total expenses	$8,359	$(904)	$7,455	$4,056	$(902)	$3,154
Income (loss) before provision for income tax	$731	$34	$765	$768	$26	$794
Provision for income tax expense (benefit)	$162	$7	$169	$157	$7	$164
Net income (loss)	$569	$27	$596	$611	$19	$630
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of comprehensive income:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Net income (loss)	$569	$27	$596	$611	$19	$630
Unrealized investment gains (losses), net of related offsets	$(4,981)	$(305)	$(5,286)	$(668)	$(97)	$(765)
Future policy benefits discount rate remeasurement gains (losses)	$—	$2,084	$2,084	$—	$485	$485
Other	$2	$—	$2	$—	$(2)	$(2)
Other comprehensive income (loss), before income tax	$(4,686)	$1,779	$(2,907)	$(500)	$386	$(114)
Income tax (expense) benefit related to items of other comprehensive income (loss)	$984	$(373)	$611	$105	$(81)	$24
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)	$(395)	$305	$(90)
Comprehensive income (loss)	$(3,133)	$1,433	$(1,700)	$216	$324	$540
MTL - 27

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of equity:

	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Retained Earnings
Balance at December 31, 2020	$652	$—	$652
Cumulative effects of changes in accounting principles, net of income tax	$—	$(5)	$(5)
Net income (loss)	$611	$19	$630
Balance at December 31, 2021	$1,263	$14	$1,277
Net income (loss)	$569	$27	$596
Balance at December 31, 2022	$1,832	$41	$1,873
Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2020	$1,271	$—	$1,271
Cumulative effects of changes in accounting principles, net of income tax	$—	$(409)	$(409)
Other comprehensive income (loss), net of income tax	$(395)	$305	$(90)
Balance at December 31, 2021	$876	$(104)	$772
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)
Balance at December 31, 2022	$(2,826)	$1,302	$(1,524)
Total Stockholder’s Equity
Balance at December 31, 2020	$4,018	$—	$4,018
Cumulative effects of changes in accounting principles, net of income tax	$—	$(414)	$(414)
Net income (loss)	$611	$19	$630
Other comprehensive income (loss), net of income tax	$(395)	$305	$(90)
Balance at December 31, 2021	$4,234	$(90)	$4,144
Net income (loss)	$569	$27	$596
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)
Balance at December 31, 2022	$1,101	$1,343	$2,444
MTL - 28

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Cash flows from operating activities
Net income (loss)	$569	$27	$596	$611	$19	$630
(Gains) losses on derivatives, net	$(269)	$6	$(263)	$(27)	$18	$(9)
Interest credited to policyholder account balances	$369	$87	$456	$332	$91	$423
Universal life and investment-type product policy fees	$(360)	$(1)	$(361)	$(368)	$—	$(368)
Change in premiums, reinsurance and other receivables	$409	$37	$446	$(153)	$(130)	$(283)
Change in other assets	$32	$(21)	$11	$(10)	$(21)	$(31)
Change in deferred policy acquisition costs and value of business acquired, net	$10	$(61)	$(51)	$45	$(97)	$(52)
Change in income tax	$81	$7	$88	$146	$(52)	$94
Change in insurance-related liabilities and policy-related balances	$3,215	$(761)	$2,454	$4,067	$(713)	$3,354
Change in other liabilities	$(202)	$(15)	$(217)	$135	$148	$283
Net cash provided by (used in) operating activities	$3,782	$(695)	$3,087	$4,356	$(737)	$3,619
Cash flows from financing activities
Policyholder account balances - deposits	$6,850	$867	$7,717	$4,546	$857	$5,403
Policyholder account balances - withdrawals	$(5,702)	$(172)	$(5,874)	$(2,895)	$(120)	$(3,015)
Net cash provided by (used in) financing activities	$723	$695	$1,418	$2,227	$737	$2,964
MTL - 29

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Adopted Accounting Pronouncements
The table below describes the impacts of the other ASUs adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures
The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.
January 1, 2023, the Company adopted, using a prospective approach.
The new guidance has reduced the complexity involved with evaluating and accounting for certain loan modifications. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements, other than expanded disclosures in Note 7.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate, affected by reference rate reform.

Contract modifications to replace reference rates affected by the reform occurred during 2021, 2022 and 2023. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

MTL - 30

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
2. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated deferred profit liabilities, additional insurance liabilities, participating life and short-duration contracts.
MTL - 31

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The LDTI transition adjustments related to traditional and limited-payment contracts, DPLs, and additional insurance liabilities, as well as the associated ceded recoverables, as described in Note 1, were as follows at the Transition Date:

	Annuities (1)	Participating Life	Other Long-Duration	Short-Duration and Other	Total
	(In millions)
Balance, future policy benefits, at December 31, 2020	$11,498	$6,409	$1,430	$170	$19,507
Removal of additional insurance liabilities for separate presentation (1)	—	—	(490)	—	(490)
Subtotal - pre-adoption balance, excluding additional liabilities	11,498	6,409	940	170	19,017
Removal of related amounts in AOCI	(50)	—	(124)	—	(174)
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	3	—	1	—	4
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	823	—	70	—	893
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(2,669)	—	(1)	—	(2,670)
Removal of remeasured deferred profit liabilities for separate presentation (2)	(484)	—	(7)	—	(491)
Balance, traditional and limited-payment contracts, at January 1, 2021	$9,121	$6,409	$879	$170	$16,579

Balance, deferred profit liabilities at January 1, 2021	$484	$—	$7	$—	$491

Balance, ceded recoverables on traditional and limited-payment contracts at December 31, 2020	$3		$316		$319
Effect of remeasurement of the ceded recoverable to an upper-medium grade discount rate	—		54		54
Balance ceded recoverables on traditional and limited-payment contracts at January 1, 2021	$3		$370		$373
__________________
(1)Annuities includes pension risk transfers, certain structured settlements and certain institutional income annuities.
(2)LDTI requires separate disaggregated rollforwards of the additional insurance liabilities balance and the traditional and limited-payment FPBs. Therefore, the additional insurance liabilities and DPL amounts that are recorded in the FPB financial statement line item are removed to derive the opening balance of traditional and limited-payment contracts at the Transition Date.

Total
(In millions)
Balance, traditional and limited-payment contracts, at January 1, 2021	$16,579
Balance, deferred profit liabilities at January 1, 2021	491
Balance, additional insurance liabilities at January 1, 2021	490
Total future policy benefits at January 1, 2021	$17,560
MTL - 32

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s future policy benefits on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$17,682	$12,932
Deferred Profit Liabilities:
Annuities	842	646
Additional Insurance Liabilities:
Universal life	521	515
Participating life	6,779	6,691
Other long-duration (1)	550	299
Short-duration and other	166	171
Total	$26,540	$21,254
__________________
(1)This balance represents liabilities for various smaller product lines across the Company.
Rollforward - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for future policy benefits includes a disaggregated rollforward of expected future net premiums and expected future benefits. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for future policy benefits balances where applicable. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 33

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(62)	(95)	(60)
Adjusted balance	(62)	(95)	(60)
Issuances	4,965	4,347	3,844
Net premiums collected	(4,903)	(4,252)	(3,784)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$12,932	$12,056	$9,121

Balance at January 1, at original discount rate	$15,230	$11,695	$8,297
Effect of changes in cash flow assumptions (1)	(89)	(17)	(18)
Effect of actual variances from expected experience (2)	(36)	(105)	(75)
Adjusted balance	15,105	11,573	8,204
Issuances	4,946	4,343	3,910
Interest accrual	575	401	260
Benefit payments	(1,436)	(1,087)	(679)
Balance at December 31, at original discount rate	19,190	15,230	11,695
Effect of changes in discount rate assumptions	(1,508)	(2,298)	361
Balance at December 31, at current discount rate at balance sheet date	17,682	12,932	12,056

Net liability for future policy benefits, exclusive of net premiums	17,682	12,932	12,056
Less: Reinsurance recoverables	2,411	2,427	3,274
Net liability for future policy benefits, exclusive of net premiums, after reinsurance	$15,271	$10,505	$8,782

Undiscounted - Expected future benefit payments	$40,074	$22,309	$16,101
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$17,682	$12,932	$12,056
Weighted-average duration of the liability	8 years	8 years	9 years
Weighted-average interest accretion (original locked-in) rate	3.4%	3.0%	2.6%
Weighted-average current discount rate at balance sheet date	5.0%	5.4%	2.6%
__________________
(1)    For the years ended December 31, 2023 and 2022, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $73 million and $15 million, respectively. For the year ended December 31, 2021, the net effect of changes in cash flow assumptions was substantially offset by the corresponding impact in DPL associated with the Company’s annuity products of $17 million.
(2)    For the years ended December 31, 2023 and 2021, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of ($11) million and $6 million, respectively. For the year ended December 31, 2022, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of $13 million.
MTL - 34

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in biometric assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2021, the Company incurred a loss at issue of $55 million.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 35

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s universal life products provide a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	Universal Life
	(Dollars in millions)
Balance, at January 1	$515	$494	$484
Less: AOCI adjustment	—	1	1
Balance, at January 1, before AOCI adjustment	515	493	483
Effect of changes in cash flow assumptions	12	17	—
Effect of actual variances from expected experience	(17)	7	6
Adjusted balance	510	517	489
Assessments accrual	14	15	14
Interest accrual	34	33	32
Excess benefits paid	(37)	(50)	(42)
Balance, at December 31, before AOCI adjustment	521	515	493
Add: AOCI adjustment	—	—	1
Balance, at December 31	521	515	494
Less: Reinsurance recoverables	521	404	420
Balance, at December 31, net of reinsurance	$—	$111	$74

Weighted-average duration of the liability	10 years	10 years	11 years
Weighted-average interest accretion rate	6.8%	6.9%	6.8%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2023		2022		2021
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$5,046	$575	$4,396	$401	$3,803	$260
Deferred Profit Liabilities:
Annuities	—	26	—	18	—	15
Additional Insurance Liabilities:
Universal life	278	34	335	33	296	32
Other long-duration	1,422	14	831	14	683	17
Total	$6,746	$649	$5,562	$466	$4,782	$324
__________________
MTL - 36

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 34% and 33% of the Company’s life insurance in-force at December 31, 2023 and 2022, respectively. Participating policies represented 66%, 95% and 92% of gross traditional life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively.
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$284	$222	$238
Less: Reinsurance recoverables	100	77	83
Net balance at January 1,	184	145	155
Incurred related to:
Current year	329	330	362
Prior years (1)	49	39	38
Total incurred	378	369	400
Paid related to:
Current year	(288)	(257)	(323)
Prior years	(128)	(73)	(87)
Total paid	(416)	(330)	(410)
Net balance at December 31,	146	184	145
Add: Reinsurance recoverables	78	100	77
Balance at December 31 (included in future policy benefits and other policy-related balances),	$224	$284	$222
__________________
(1)For the years ended December 31, 2023, 2022 and 2021, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
3. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
MTL - 37

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The LDTI transition adjustments related to PABs, as described in Note 1, were as follows at the Transition Date:

	Life (1)	Capital Markets Investment Products and Stable Value GICs (2)	Annuities and Risk Solutions (3)	Other	Total
	(In millions)
Balance at December 31, 2020	$5,487	$2,266	$934	$842	$9,529
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	(22)	—	(22)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	—	—	2,670	—	2,670
Balance at January 1, 2021	$5,487	$2,266	$3,582	$842	$12,177
__________________
(1)Life includes retained asset accounts, universal life products and the fixed account of variable life insurance products.
(2)Capital Markets Investment Products and Stable Value guaranteed interest contracts (“GICs”) includes investment-type products, mainly funding agreements.
(3)Annuities and Risk Solutions includes certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Annuities and Risk Solutions	$7,060	$5,305
Capital Markets Investment Products and Stable Value GICs	5,585	5,215
Life	4,931	5,172
Other	824	867
Total	$18,400	$16,559
MTL - 38

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The Company’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,305	$4,422	$3,582
Deposits	1,883	931	860
Policy charges	(18)	(18)	(17)
Surrenders and withdrawals	4	55	3
Benefit payments	(266)	(184)	(135)
Net transfers from (to) separate accounts	—	(25)	1
Interest credited	210	147	128
Other	(58)	(23)	—
Balance at December 31,	$7,060	$5,305	$4,422

Weighted-average annual crediting rate	3.4%	3.1%	3.3%

At period end:
Cash surrender value	$1,114	$966	$922
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1)	$7,250	$6,698	$5,907
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MTL - 39

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s annuities and risk solutions account values by range of guaranteed minimum credit rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$160	$160
Equal to or greater than 2% but less than 4%	—	—	97	—	97
Equal to or greater than 4%	739	—	118	—	857
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	5,946
Total	$739	$—	$215	$160	$7,060

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$30	$30
Equal to or greater than 2% but less than 4%	—	—	85	—	85
Equal to or greater than 4%	789	—	61	—	850
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,340
Total	$789	$—	$146	$30	$5,305

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Equal to or greater than 2% but less than 4%	—	—	84	—	84
Equal to or greater than 4%	785	—	53	—	838
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	3,500
Total	$785	$—	$137	$—	$4,422
Capital Markets Investment Products and Stable Value GICs
The Company’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY. The PAB balances for FHLBNY funding agreements were $1.6 billion and $1.4 billion at December 31, 2023 and 2022, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $1.9 billion at both December 31, 2023 and 2022. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MTL - 40

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,215	$4,026	$2,267
Deposits	6,624	6,361	4,168
Surrenders and withdrawals	(6,494)	(5,253)	(2,445)
Interest credited	183	86	29
Effect of foreign currency translation and other, net	57	(5)	7
Balance at December 31,	$5,585	$5,215	$4,026

Weighted-average annual crediting rate	3.5%	1.9%	0.9%
Cash surrender value at period end	$542	$421	$318
The Company’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	5,585
Total	$—	$—	$—	$—	$5,585

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$500	$500
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,715
Total	$—	$—	$—	$500	$5,215

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$600	$—	$600
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	3,426
Total	$—	$—	$600	$—	$4,026
MTL - 41

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Life
The Company’s life PABs include retained asset accounts, universal life products and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,172	$5,347	$5,487
Deposits	268	303	352
Policy charges	(334)	(343)	(350)
Surrenders and withdrawals	(282)	(211)	(195)
Benefit payments	(113)	(141)	(165)
Net transfers from (to) separate accounts	11	(1)	(3)
Interest credited	211	218	223
Other	(2)	—	(2)
Balance at December 31,	$4,931	$5,172	$5,347

Weighted-average annual crediting rate	4.3%	4.2%	4.2%

At period end:
Cash surrender value	$4,927	$5,165	$5,339
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1), (2)	$18,888	$20,029	$21,122
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(2)Taking into consideration reinsurance, the net amount at risk at December 31, 2023, 2022 and 2021 as presented in the above table, would be reduced by 98%, 74%, and 74%, respectively.
MTL - 42

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s life products account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$13	$14
Equal to or greater than 2% but less than 4%	750	6	1	—	757
Equal to or greater than 4%	3,659	75	413	13	4,160
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,409	$81	$415	$26	$4,931

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2	$10
Equal to or greater than 2% but less than 4%	871	—	1	—	872
Equal to or greater than 4%	3,788	77	420	5	4,290
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,659	$77	$429	$7	$5,172

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$2	$—	$—	$2
Equal to or greater than 2% but less than 4%	896	—	1	—	897
Equal to or greater than 4%	3,934	82	426	6	4,448
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,830	$84	$427	$6	$5,347
4. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $6.1 billion and $5.4 billion at December 31, 2023 and 2022, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $484 million and $365 million at December 31, 2023 and 2022, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.1% and 6.9% at December 31, 2023 and 2022, respectively.
MTL - 43

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Stable Value and Risk Solutions	$5,781	$5,016
Variable Universal Life	757	686
Other	66	61
Total	$6,604	$5,763
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
MTL - 44

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
The separate account liabilities are primarily comprised of stable value and risk solutions contracts and variable universal life contracts.
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Variable Universal Life
	(In millions)
Balance, January 1, 2021	$3,446	$823
Premiums and deposits	265	16
Policy charges	(39)	(29)
Surrenders and withdrawals	—	(24)
Benefit payments	(5)	(17)
Investment performance	432	115
Net transfers from (to) general account	(1)	3
Other	(15)	(1)
Balance, December 31, 2021	4,083	886
Premiums and deposits	924	15
Policy charges	(45)	(28)
Surrenders and withdrawals	(3)	(15)
Benefit payments	(17)	(13)
Investment performance	(11)	(160)
Net transfers from (to) general account	25	1
Other	60	—
Balance, December 31, 2022	5,016	686
Premiums and deposits	561	15
Policy charges	(53)	(29)
Surrenders and withdrawals	(36)	(15)
Benefit payments	(4)	(13)
Investment performance	354	126
Net transfers from (to) general account	—	(10)
Other	(57)	(3)
Balance, December 31, 2023	$5,781	$757

Cash surrender value at December 31, 2021 (1)	$3,501	$885
Cash surrender value at December 31, 2022 (1)	$4,307	$682
Cash surrender value at December 31, 2023 (1)	$5,110	$755
_____________
(1)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.

MTL - 45

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2023	2022
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$—
U.S. government and agency	88	164
Public utilities	15	13
Municipals	47	41
Corporate bonds:
Materials	1	1
Communications	13	12
Consumer	47	35
Energy	7	6
Financial	62	59
Industrial and other	10	9
Technology	9	8
Foreign	44	34
Total corporate bonds	193	164
Total bonds	343	382
Mortgage-backed securities	191	158
Asset-backed securities and collateralized loan obligations	227	177
Total fixed maturity securities	761	717
Equity securities:
Common stock:
Industrial, miscellaneous and all other	73	57
Banks, trust and insurance companies	15	13
Public utilities	2	2
Mutual funds	5,535	4,509
Total equity securities	5,625	4,581
Other invested assets	195	230
Total investments	6,581	5,528
Other assets	23	235
Total	$6,604	$5,763

MTL - 46

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Deferred Policy Acquisition Costs and Value of Business Acquired
The transition adjustments related to DAC, as described in Note 1, were as follows at the Transition Date:

(In millions)
DAC:
Balance at December 31, 2020	$361
Removal of related amounts in AOCI	141
Balance at January 1, 2021	$502
Information regarding total DAC and VOBA was as follows at:

(In millions)
DAC (1):
Balance at January 1, 2021	$502
Capitalizations	87
Amortization	(31)
Balance at December 31, 2021	558
Capitalizations	90
Amortization	(35)
Balance at December 31, 2022	613
Capitalizations	156
Amortization	(42)
Other (2)	(15)
Balance at December 31, 2023	$712

Total DAC and VOBA (1):
Balance at December 31, 2021	$593
Balance at December 31, 2022	$644
Balance at December 31, 2023	$732
_________________
(1)Includes DAC balances primarily related to participating life and annuities products.
(2)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 6 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
6. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
MTL - 47

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “ – Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 7.
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to an affiliate.
The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company also assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2023 and 2022, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.9 billion and $1.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
At December 31, 2023, the Company had $5.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.4 billion, or 95%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL - 48

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$5,437	$4,553	$4,009
Reinsurance assumed	1,797	1,477	1,236
Reinsurance ceded	(351)	(270)	(3,442)
Net premiums	$6,883	$5,760	$1,803
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$416	$425
Reinsurance assumed	—	—	—
Reinsurance ceded	(257)	(176)	(245)
Net universal life and investment-type product policy fees	$157	$240	$180
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,851	$5,825	$5,238
Reinsurance assumed	1,762	1,361	1,237
Reinsurance ceded	(578)	(649)	(3,793)
Net policyholder benefits and claims	$8,035	$6,537	$2,682
Policyholder liability remeasurement (gains) losses
Direct other expenses	$(29)	$9	$(14)
Reinsurance assumed	(11)	—	—
Reinsurance ceded	57	64	(7)
Net policyholder liability remeasurement (gains) losses	$17	$73	$(21)
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$645	$479	$410
Reinsurance assumed	—	—	—
Reinsurance ceded	(111)	(96)	(97)
Net interest credited to policyholder account balances	$534	$383	$313
Other expenses
Direct other expenses	$184	$199	$108
Reinsurance assumed	78	78	77
Reinsurance ceded	(190)	49	(152)
Net other expenses	$72	$326	$33
MTL - 49

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$49	$367	$9,000	$9,416	$66	$268	$6,168	$6,502
Deferred policy acquisition costs and value of business acquired	306	466	(40)	732	207	466	(29)	644
Total assets	$355	$833	$8,960	$10,148	$273	$734	$6,139	$7,146
Liabilities
Future policy benefits	$23,039	$3,501	$—	$26,540	$17,978	$3,276	$—	$21,254
Other policy-related balances	5,559	364	(23)	5,900	5,661	237	(9)	5,889
Other liabilities	305	53	4,673	5,031	237	50	3,904	4,191
Total liabilities	$28,903	$3,918	$4,650	$37,471	$23,876	$3,563	$3,895	$31,334
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on reinsurance of $1.3 billion and $979 million at December 31, 2023 and 2022, respectively. There were no deposit liabilities on reinsurance at both December 31, 2023 and 2022.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $2.9 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $2.3 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $479 million pre-tax ceding commission, ii) retained $408 million separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $529 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
MTL - 50

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., MetLife Reinsurance Company of Hamilton, Ltd., and MetLife Insurance K.K., all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Reinsurance assumed	$99	$105	$107
Reinsurance ceded	(105)	(1)	(3,232)
Net premiums	$(6)	$104	$(3,125)
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(1)	—	(1)
Net universal life and investment-type product policy fees	$(1)	$—	$(1)
Policyholder benefits and claims
Reinsurance assumed	$99	$103	$101
Reinsurance ceded	3	(49)	(3,144)
Net policyholder benefits and claims	$102	$54	$(3,043)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	40	47	(10)
Net policyholder liability remeasurement (gains) losses	$40	$47	$(10)
Interest credited to policyholder account balances
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(27)	(30)	(30)
Net interest credited to policyholder account balances	$(27)	$(30)	$(30)
Other expenses
Reinsurance assumed	$11	$11	$11
Reinsurance ceded	(155)	80	(89)
Net other expenses	$(144)	$91	$(78)
MTL - 51

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2023		2022
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$26	$3,268	$28	$3,538
Deferred policy acquisition costs and value of business acquired	113	—	114	—
Total assets	$139	$3,268	$142	$3,538
Liabilities
Future policy benefits	$823	$—	$755	$—
Other policy-related balances	8	—	8	—
Other liabilities	10	3,101	7	3,225
Total liabilities	$841	$3,101	$770	$3,225
Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily in premiums, reinsurance and other receivables of $2.3 billion and $2.5 billion and other liabilities of $3.0 billion and $3.2 billion at December 31, 2023 and 2022, respectively. Also, the Company recorded premiums of ($30) million, $0 and $3.2 billion, policyholder benefits and claims of ($130) million, $47 million and $3.1 billion, policyholder liability remeasurement (gains) losses of ($40) million, ($48) million and $10 million, and other expenses of $144 million, ($80) million and $89 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $906 million and $1.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $849 million and $978 million at December 31, 2023 and 2022, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2023 and 2022.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities (“VIEs”). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO
MTL - 52

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2023					2022
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,109	$(1)	$76	$1,069	$8,115	$9,258	$—	$22	$1,361	$7,919
Foreign corporate	6,094	—	124	800	5,418	5,747	—	25	1,152	4,620
RMBS	4,854	—	53	395	4,512	3,532	—	4	515	3,021
ABS & CLO	2,804	(2)	8	122	2,688	2,447	—	—	188	2,259
U.S. government and agency	2,339	—	59	178	2,220	1,695	—	2	207	1,490
Foreign government	1,715	—	57	210	1,562	1,777	(1)	55	264	1,567
CMBS	1,426	(1)	13	140	1,298	1,518	—	2	168	1,352
Municipals	1,330	—	12	193	1,149	1,590	—	2	294	1,298
Total fixed maturity securities AFS	$29,671	$(4)	$402	$3,107	$26,962	$27,564	$(1)	$112	$4,149	$23,526
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
MTL - 53

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$574	$2,691	$3,834	$13,487	$9,081	$29,667
Estimated fair value	$570	$2,627	$3,475	$11,792	$8,498	$26,962
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$548	$72	$5,666	$996	$6,036	$1,018	$979	$343
Foreign corporate	201	32	3,577	768	3,212	805	987	347
RMBS	522	5	2,209	390	1,926	259	1,001	256
ABS & CLO	353	6	1,638	115	1,559	124	519	64
U.S. government and agency	824	31	500	147	939	90	472	117
Foreign government	40	—	1,013	210	809	150	293	114
CMBS	82	2	861	137	935	119	276	49
Municipals	47	1	747	192	1,097	254	109	40
Total fixed maturity securities AFS	$2,617	$149	$16,211	$2,955	$16,513	$2,819	$4,636	$1,330
Investment grade	2,520	142	15,603	2,881	15,799	2,747	4,440	1,283
Below investment grade	97	7	608	74	714	72	196	47
Total fixed maturity securities AFS	$2,617	$149	$16,211	$2,955	$16,513	$2,819	$4,636	$1,330
Total number of securities in an unrealized loss position	360		3,915		3,751		1,330
MTL - 54

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted
MTL - 55

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $1.0 billion for the year ended December 31, 2023 to $3.1 billion primarily due to interest rate volatility, narrowing credit spreads, impairments in connection with a reinsurance transaction and, to a lesser extent, the strengthening of foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2023 relate to investment grade securities. These unrealized losses are principally due to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2023, $74 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, utility and transportation sectors within corporate securities and in ABS & CLO securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
At December 31, 2023, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2023.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,355	44.5%	$4,308	47.0%
Agricultural	3,729	38.1	3,438	37.5
Residential	1,755	18.0	1,466	16.0
Total amortized cost	9,839	100.6	9,212	100.5
Allowance for credit loss	(63)	(0.6)	(46)	(0.5)
Total mortgage loans	$9,776	100.0%	$9,166	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost was ($11) million and $7 million at December 31, 2023 and 2022, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2023 was $20 million, $36 million and $16 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $18 million, $29 million and $11 million, respectively.
MTL - 56

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Purchases of mortgage loans from unaffiliated parties, consisting primarily of residential mortgage loans, were $392 million, $860 million, and $408 million for the years ended December 31, 2023, 2022 and 2021, respectively.
During the year ended December 31, 2023, the Company disposed of commercial mortgage loans with an amortized cost of $113 million in connection with a reinsurance transaction. The disposition resulted in a loss of ($27) million for the year ended December 31, 2023.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2023, 2022 and 2021 was $661 million, $1.6 billion and $2.1 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $947 million, $499 million and $388 million for the years ended December 31, 2023, 2022 and 2021, respectively.
During the years ended December 31, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $1 million and $29 million, respectively, to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the years ended December 31, 2023 and 2022, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $2 million and $28 million, respectively. During the year ended December 31, 2023, no gains or losses were recognized on foreclosures or deed-in-lieu of foreclosures within joint ventures as the estimated fair value of the real estate collateralizing the foreclosures or deed-in-lieu of foreclosures approximated amortized cost. The real estate collateralizing the 2022 foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. Therefore, during the year ended December 31, 2022, the Company recognized its pro rata share of $3 million within net investment gains (losses) upon consummation of the foreclosures or deed-in-lieu of foreclosures. See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure.
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2023				2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$17	$14	$15	$46	$16	$9	$4	$29	$11	$9	$4	$24
Provision (release)	2	4	12	18	1	5	11	17	5	—	—	5
Charge-offs, net of recoveries	(1)	—	—	(1)	—	—	—	—	—	—	—	—
Balance at December 31,	$18	$18	$27	$63	$17	$14	$15	$46	$16	$9	$4	$29
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial
MTL - 57

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
MTL - 58

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted are considered in determining any ACL recorded. Mortgage loans are summarized as follows at:

	December 31, 2023
	Maturity Extension	Weighted Average Life Increase	% of Total BV
	Amortized Cost	Affected Loans (in Years)
	(Dollars in millions)
Commercial	$17	Less than one year	1.0%
For the year ended December 31, 2023, the Company did not have a significant amount of mortgage loans that were modified to borrowers experiencing financial difficulty that are not considered current.
MTL - 59

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$211	$526	$619	$147	$278	$480	$—	$2,261	51.9%
65% to 75%	22	542	524	135	40	146	—	1,409	32.4
76% to 80%	—	63	34	36	104	46	—	283	6.5
Greater than 80%	—	70	107	54	30	141	—	402	9.2
Total	$233	$1,201	$1,284	$372	$452	$813	$—	$4,355	100.0%
DSCR:
> 1.20x	$108	$1,057	$1,175	$349	$322	$736	$—	$3,747	86.1%
1.00x - 1.20x	50	53	107	—	80	60	—	350	8.0
<1.00x	75	91	2	23	50	17	—	258	5.9
Total	$233	$1,201	$1,284	$372	$452	$813	$—	$4,355	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$330	$701	$1,175	$714	$186	$317	$102	$3,525	94.5%
65% to 75%	2	9	101	34	—	53	3	202	5.4
Greater than 80%	—	—	—	—	—	2	—	2	0.1
Total	$332	$710	$1,276	$748	$186	$372	$105	$3,729	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$317	$549	$501	$95	$263	$12	$—	$1,737	99.0%
Nonperforming (1)	2	10	1	—	5	—	—	18	1.0
Total	$319	$559	$502	$95	$268	$12	$—	$1,755	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $5 million and $2 million at December 31, 2023 and 2022, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $45 million, or 1%, of total commercial and agricultural mortgage loans at December 31, 2023.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at December 31, 2023. The Company defines delinquency consistent with industry practice,
MTL - 60

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due	Nonaccrual
Portfolio Segment	December 31, 2023
	(In millions)
Commercial	$—	$9
Residential	18	18
Total	$18	$27
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$43	$3	$7	$7
Other real estate	—	—	—	—	—
Real estate joint ventures	698	590	(18)	12	7
Total real estate and real estate joint ventures	$741	$633	$(15)	$19	$14
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$2	$3	$3
Industrial	—	—	—	4	4
Total leased real estate investments	$43	$43	$2	$7	$7
Future contractual receipts under operating leases at December 31, 2023 were $3 million in 2024, $2 million in 2025, $2 million in 2026, $0 in both 2027 and 2028, and in total were $7 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), corporate owned life insurance and affiliated loans ( see “— Related Party Investment Transactions”).
MTL - 61

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1,159 million and $644 million, principally at estimated fair value, at December 31, 2023 and 2022, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2023	2022
	(In millions)
Government
Canada	$1,017	$1,068
Corporate
Ernst & Young LLP	N/A	$151
Bain Capital Holdings LP	N/A	$124
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2023			2022
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,405	$1,427	$1,356	$1,373	$1,408	$1,316
______________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023 and within fixed maturity securities AFS and short-term investments at December 31, 2022.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL - 62

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2023					2022
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$177	$181	$806	$—	$1,164	$224	$672	$258	$—	$1,154
Agency RMBS	—	88	175	—	263	—	63	191	—	254
Total	$177	$269	$981	$—	$1,427	$224	$735	$449	$—	$1,408
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,245	$1,175
Invested assets pledged as collateral (1)	2,017	1,958
Total invested assets on deposit and pledged as collateral	$3,262	$3,133
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 8).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $78 million and $70 million, at redemption value, at December 31, 2023 and 2022, respectively, (see Note 1).
Collectively Significant Equity Method Investments
The Company held equity method investments of $1.9 billion at December 31, 2023, comprised primarily of other limited partnership interests (private equity funds and hedge funds) and real estate joint ventures (including real estate funds).
MTL - 63

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus $695 million of unfunded commitments at December 31, 2023.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2022 and 2021.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $558.3 billion and $504.5 billion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $61.2 billion and $66.8 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $13.5 billion, $5.4 billion and $87.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2023 and 2022.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2023		2022
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$6,260	$6,260	$5,339	$5,339
Other limited partnership interests	1,185	1,649	1,091	1,613
Real estate joint ventures	95	204	96	96
Mortgage loan joint ventures	28	31	—	—
Other invested assets	9	21	8	14
Total	$7,577	$8,165	$6,534	$7,062
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and Mortgage loan joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 14, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2023, 2022 and 2021.
MTL - 64

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS	$1,237	$986	$797
Equity securities	—	—	1
Mortgage loans	439	340	210
Policy loans	87	83	82
Real estate and REJV	(15)	19	14
OLPI	26	71	333
Cash, cash equivalents and short-term investments	127	19	—
FVO securities	—	(19)	44
Annuities funding structured settlement claims	332	323	330
Other	58	57	(28)
Subtotal investment income	2,291	1,879	1,783
Less: Investment expenses	172	95	36
Net investment income	$2,119	$1,784	$1,747

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities)	—	(17)	53
Net realized and unrealized gains (losses) recognized in NII	$—	$(17)	$53

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in NII:	$—	$—	$44

Equity method investments NII (primarily REJV)	$10	$85	$342
MTL - 65

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS (1)	$(486)	$(165)	$60
Equity securities	(3)	—	2
Mortgage loans (1)	(55)	(18)	(5)
Real estate and REJV	1	211	1
OLPI	2	6	—
Other gains (losses)	(1)	4	3
Total net investment gains (losses)	$(542)	$38	$61

Transaction Type
Realized gains (losses) on investments sold or disposed	$(130)	$47	$69
Impairment (losses) (1)	(361)	—	—
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(48)	(9)	(14)
Unrealized net gains (losses) recognized in earnings	(3)	—	6
Net investment gains (losses)	$(542)	$38	$61

Net Investment Gains (Losses) (“NIGL”) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in NIGL	$(129)	$47	$69
Recognized in NII	—	—	—
Net realized investment gains (losses) from sales and disposals of investments	$(129)	$47	$69
(1)Includes a net loss of $378 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($359) million of impairments and $8 million of realized gains on disposal for fixed maturity securities AFS, and ($27) million of adjustments to mortgage loans, reflected as impairments calculated at lower of amortized cost or estimated fair value. See Note 6 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Proceeds	$4,396	$6,708	$9,449
Gross investment gains	$53	$142	$172
Gross investment losses	(175)	(315)	(103)
Realized gains (losses) on sales and disposals	(122)	(173)	69
Net credit loss (provision) release (change in ACL recognized in earnings)	(3)	8	(9)
Impairment (loss)	(361)	—	—
Net investment gains (losses)	$(486)	$(165)	$60
MTL - 66

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$662	$470	$690
Amortized cost of invested assets transferred to affiliates	$646	$350	$559
Net investment gains (losses) recognized on transfers	$16	$120	$131
Estimated fair value of invested assets transferred from affiliates	$4	$473	$795
Estimated fair value of derivative liabilities transferred to affiliates	$—	$64	$—
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2023	2022	2023	2022	2021
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$76	$82	$1	$2	$2
Other invested assets		$76	$82	$1	$2	$2
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.3 billion at December 31, 2023 and 2022. The related net investment income and corresponding policyholder benefits and claims recognized were $332 million, $323 million and $330 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $71 million, $55 million and $30 million for the years ended December 31, 2023, 2022 and 2021, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
MTL - 67

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
MTL - 68

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
MTL - 69

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2023			2022
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$107	$—	$26	$107	$—	$23
Foreign currency swaps	Foreign currency exchange rate	16	1	—	37	7	—
Subtotal		123	1	26	144	7	23
Cash flow hedges:
Interest rate swaps	Interest rate	344	—	19	345	—	23
Foreign currency swaps	Foreign currency exchange rate	4,392	258	63	3,845	470	6
Subtotal		4,736	258	82	4,190	470	29
Total qualifying hedges		4,859	259	108	4,334	477	52
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	125	2	—	125	4	—
Interest rate caps	Interest rate	1,125	17	—	1,625	47	—
Interest rate floors	Interest rate	1,400	2	—	1,900	12	—
Interest rate futures	Interest rate	100	—	—	100	—	—
Interest rate options	Interest rate	308	4	—	371	5	—
Synthetic GICs	Interest rate	42,920	—	—	33,271	—	—
Foreign currency swaps	Foreign currency exchange rate	582	47	4	569	74	—
Foreign currency forwards	Foreign currency exchange rate	247	—	5	245	1	3
Credit default swaps - purchased	Credit	18	—	—	32	1	—
Credit default swaps - written	Credit	193	4	—	193	2	—
Total non-designated or nonqualifying derivatives		47,018	76	9	38,431	146	3
Total		$51,877	$335	$117	$42,765	$623	$55
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company’s use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MTL - 70

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(1)	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(4)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	(256)
Amount of gains (losses) reclassified from AOCI into income	—	9	—	—	(9)
Foreign currency transaction gains (losses) on hedged items	—	(6)	—	—	—
Subtotal	—	3	—	—	(269)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(44)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(38)	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(1)	N/A	N/A
Credit derivatives — written (1)	—	N/A	3	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	15	N/A	N/A
Subtotal	—	N/A	(65)	N/A	N/A
Earned income on derivatives	34	—	47	(3)	—
Synthetic GICs	N/A	N/A	58	N/A	N/A
Embedded derivatives	N/A	N/A	(12)	N/A	N/A
Total	$33	$3	$28	$(3)	$(269)
MTL - 71

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	N/A	$(23)	N/A
Hedged items	(1)	—	N/A	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	N/A	—	N/A
Hedged items	(5)	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	28	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	80	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	5	N/A	N/A
Credit derivatives — written (1)	—	N/A	(2)	N/A	N/A
Equity derivatives (1)	16	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(30)	N/A	N/A
Subtotal	16	N/A	81	N/A	N/A
Earned income on derivatives	33	—	42	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	181	N/A	N/A
Total	$48	$(10)	$304	$—	$312

MTL - 72

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	1	—	N/A	—	N/A
Hedged items	(1)	—	N/A	—	N/A
Subtotal	—	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(1)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	176
Amount of gains (losses) reclassified from AOCI into income	—	7	—	—	(7)
Foreign currency transaction gains (losses) on hedged items	—	(15)	—	—	—
Subtotal	—	(8)	—	—	168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(14)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	23	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	—	N/A	N/A
Credit derivatives — written (1)	—	N/A	1	N/A	N/A
Equity derivatives (1)	(54)	N/A	3	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(6)	N/A	N/A
Subtotal	(54)	N/A	7	N/A	N/A
Earned income on derivatives	22	—	28	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	45	N/A	N/A
Total	$(32)	$(8)	$80	$—	$168
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
MTL - 73

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Fixed maturity securities AFS	$8	$26	$1	$—
Mortgage loans	$14	$12	$(1)	$(1)
Policyholder account balances	$(66)	$(53)	$23	$23
(1)Includes $1 million and $0 of hedging adjustments on discontinued hedging relationships at December 31, 2023 and 2022, respectively.
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $4 million, $8 million and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2023 and 2022.
At December 31, 2023 and 2022, the balance in AOCI associated cash flow hedges was $132 million and $401 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2023, the Company expected to reclassify $27 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MTL - 74

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$4	$193	5.0	$2	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MTL - 75

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2023		2022
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$349	$117	$639	$55
OTC-cleared (1)	4	—	2	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	353	117	641	55
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(74)	(74)	(32)	(32)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(215)	—	(514)	—
OTC-cleared	(4)	—	(2)	—
Securities collateral: (5)
OTC-bilateral	(31)	(42)	(71)	(15)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$29	$1	$22	$8
______________
(1)At both December 31, 2023 and 2022, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $18 million.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2023 and 2022, the Company received excess cash collateral of $1 million and $3 million, respectively. At both December 31, 2023 and 2022, the Company provided excess cash collateral of $2 million, which is not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2023, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2023 and 2022, the Company received excess securities collateral with an estimated fair value of $1 million and $2 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2023 and 2022, the Company provided excess securities collateral with
MTL - 76

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
an estimated fair value of $36 million and $23 million, respectively, for its OTC-bilateral derivatives, and $6 million and $7 million, respectively, for its OTC-cleared derivatives.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2023	2022
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$43	$23
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$53	$16
______________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company is a party to certain reinsurance agreements that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2023	2022
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(112)	$(124)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.
MTL - 77

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL - 78

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,813	$2,302	$8,115
Foreign corporate	—	3,303	2,115	5,418
RMBS	—	4,274	238	4,512
ABS & CLO	—	2,196	492	2,688
U.S. government and agency	1,397	823	—	2,220
Foreign government	—	1,562	—	1,562
CMBS	—	1,098	200	1,298
Municipals	—	1,149	—	1,149
Total fixed maturity securities AFS	1,397	20,218	5,347	26,962
Short-term investments	670	46	—	716
Other investments	—	—	15	15
Derivative assets: (1)
Interest rate	—	25	—	25
Foreign currency exchange rate	—	306	—	306
Credit	—	4	—	4
Total derivative assets	—	335	—	335
Separate account assets (2)	202	6,223	179	6,604
Total assets	$2,269	$26,822	$5,541	$34,632
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$45	$—	$45
Foreign currency exchange rate	—	72	—	72
Total derivative liabilities	—	117	—	117
Embedded derivatives within liability host contracts (3)	—	—	(112)	(112)
Total liabilities	$—	$117	$(112)	$5
MTL - 79

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,978	$1,941	$7,919
Foreign corporate	—	3,210	1,410	4,620
RMBS	—	2,911	110	3,021
ABS & CLO	—	1,876	383	2,259
U.S. government and agency	848	642	—	1,490
Foreign government	—	1,540	27	1,567
CMBS	—	1,297	55	1,352
Municipals	—	1,298	—	1,298
Total fixed maturity securities AFS	848	18,752	3,926	23,526
Short-term investments	458	45	—	503
Other investments	—	4	17	21
Derivative assets: (1)
Interest rate	—	68	—	68
Foreign currency exchange rate	—	552	—	552
Credit	—	3	—	3
Total derivative assets	—	623	—	623
Separate account assets (2)	474	5,074	215	5,763
Total assets	$1,780	$24,498	$4,158	$30,436
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$46	$—	$46
Foreign currency exchange rate	—	9	—	9
Total derivative liabilities	—	55	—	55
Embedded derivatives within liability host contracts (3)	—	—	(124)	(124)
Total liabilities	$—	$55	$(124)	$(69)
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

MTL - 80

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Foreign government securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL - 81

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL - 82

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels, is in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
______________
(1)Option-based only.
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
Embedded Derivatives Within Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Embedded derivatives within funds withheld on ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
MTL - 83

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2023				December 31, 2022				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	20	-	119	92	—	-	106	84	Increase
	•	Market pricing	•	Quoted prices (4)	40	-	109	89	25	-	101	81	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	52	-	102	94	55	-	100	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	78	-	100	93	79	-	101	89	Increase (5)
______________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.
MTL - 84

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Other Investments	Separate Accounts (7)	Net Embedded Derivatives (8)
	(In millions)
Balance, January 1, 2022	$3,231	$755	$44	$205	$173	$(57)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	4	—	—	(18)	36	181
Total realized/unrealized gains (losses) included in AOCI	(887)	(65)	(17)	—	—	—
Purchases (3)	1,066	142	—	16	6	—
Sales (3)	(173)	(61)	—	(186)	—	—
Issuances (3)	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—
Transfers into Level 3 (4)	141	19	—	—	—	—
Transfers out of Level 3 (4)	(31)	(242)	—	—	—	—
Balance, December 31, 2022	$3,351	$548	$27	$17	$215	$124
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	3	(2)	—	(2)	(33)	(12)
Total realized/unrealized gains (losses) included in AOCI	174	17	—	—	—	—
Purchases (3)	1,263	342	—	—	1	—
Sales (3)	(361)	(40)	—	—	(4)	—
Issuances (3)	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—
Transfers into Level 3 (4)	18	85	—	—	—	—
Transfers out of Level 3 (4)	(31)	(20)	(27)	—	—	—
Balance, December 31, 2023	$4,417	$930	$—	$15	$179	$112
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$3	$1	$—	$44	$—	$45
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$1	$—	$181
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$4	$(1)	$—	$(2)	$—	$(12)
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(25)	$7	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$175	$16	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2021:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$5	$3	$—	$44	$21	$45
Total realized/unrealized gains (losses) included in AOCI	$(42)	$6	$—	$—	$—	$—
MTL - 85

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
______________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss).
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,776	$—	$—	$8,964	$8,964
Policy loans	$1,550	$—	$—	$1,837	$1,837
Other invested assets	$158	$—	$160	$—	$160
Premiums, reinsurance and other receivables	$1,107	$—	$55	$1,006	$1,061
Liabilities
Policyholder account balances	$13,117	$—	$—	$12,856	$12,856
Long-term debt	$107	$—	$107	$—	$107
Separate account liabilities	$855	$—	$855	$—	$855
MTL - 86

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,166	$—	$—	$8,303	$8,303
Policy loans	$1,604	$—	$—	$1,921	$1,921
Other invested assets	$155	$—	$155	$—	$155
Premiums, reinsurance and other receivables	$1,010	$—	$31	$954	$985
Liabilities
Policyholder account balances	$11,295	$—	$—	$10,995	$10,995
Long-term debt	$107	$—	$109	$—	$109
Separate account liabilities	$843	$—	$843	$—	$843
10. Long-term Debt
The Company’s long-term debt outstanding is comprised of a surplus note, which bears interest at a fixed rate of 7.63% and was repaid in cash at maturity in January 2024. The outstanding balance of the surplus note was $107 million at both December 31, 2023 and 2022.
Payments of interest and principal on the Company’s surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.
Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2023, 2022 and 2021.
11. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for MTL were in excess of 410% and in excess of 370% at December 31, 2023 and 2022, respectively.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. The impact of these prescribed accounting practices was ($10) million and ($23) million on the statutory capital and surplus of MTL at December 31, 2023 and 2022, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
MTL - 87

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $411 million, $232 million, and $185 million at December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus was $2.5 billion and $1.9 billion at December 31, 2023 and 2022, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL paid $189 million in dividends to MetLife, Inc. for the year ended December 31, 2023, including amounts where regulatory approval was obtained as required. MTL did not pay a dividend for the year ended December 31, 2022. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $373 million to MetLife, Inc. without prior regulatory approval by the end of 2024.
MTL - 88

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	Future Policy Benefits Discount Rate Remeasurement Gains (Losses)	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2020	$1,344	$(62)	$—	$(2)	$(9)	$1,271
Cumulative effects of changes in accounting principles, net of income tax	252	—	(663)	—	2	(409)
Balance at January 1, 2021	1,596	(62)	(663)	(2)	(7)	862
OCI before reclassifications	(698)	175	485	—	(3)	(41)
Deferred income tax benefit (expense)	147	(37)	(102)	—	—	8
AOCI before reclassifications, net of income tax	1,045	76	(280)	(2)	(10)	829
Amounts reclassified from AOCI	(67)	(7)	—	—	1	(73)
Deferred income tax benefit (expense)	14	2	—	—	—	16
Amounts reclassified from AOCI, net of income tax	(53)	(5)	—	—	1	(57)
Balance at December 31, 2021	992	71	(280)	(2)	(9)	772
OCI before reclassifications	(5,465)	323	2,084	(19)	1	(3,076)
Deferred income tax benefit (expense)	1,147	(68)	(436)	3	—	646
AOCI before reclassifications, net of income tax	(3,326)	326	1,368	(18)	(8)	(1,658)
Amounts reclassified from AOCI	179	(11)	—	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	—	1	134
Balance at December 31, 2022	(3,184)	317	1,368	(18)	(7)	(1,524)
OCI before reclassifications	848	(260)	(630)	8	1	(33)
Deferred income tax benefit (expense)	(178)	55	131	(2)	—	6
AOCI before reclassifications, net of income tax	(2,514)	112	869	(12)	(6)	(1,551)
Amounts reclassified from AOCI	488	(9)	—	—	1	480
Deferred income tax benefit (expense)	(102)	2	—	—	—	(100)
Amounts reclassified from AOCI, net of income tax	386	(7)	—	—	1	380
Balance at December 31, 2023	$(2,128)	$105	$869	$(12)	$(5)	$(1,171)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MTL - 89

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2023	2022	2021
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(488)	$(177)	$68	Net investment gains (losses)
Net unrealized investment gains (losses)	1	—	(1)	Net investment income
Net unrealized investment gains (losses)	(1)	(2)	—	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(488)	(179)	67
Income tax (expense) benefit	102	37	(14)
Net unrealized investment gains (losses), net of income tax	(386)	(142)	53
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	—	(10)	—	Net investment gains (losses)
Foreign currency exchange rate derivatives	9	21	7	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	9	11	7
Income tax (expense) benefit	(2)	(2)	(2)
Gains (losses) on cash flow hedges, net of income tax	7	9	5
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(380)	$(134)	$57
12. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
General and administrative expenses (1)	$102	$148	$42
Premium taxes, other taxes, and licenses & fees	31	25	18
Commissions and other variable expenses	30	216	34
Capitalization of DAC	(156)	(90)	(87)
Amortization of DAC and VOBA	46	39	35
Interest expense on debt	9	9	9
Other	10	(21)	(18)
Total other expenses	$72	$326	$33
__________________
(1)Includes ($19) million, $27 million and ($17) million for the years ended December 31, 2023, 2022 and 2021, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses Related to Debt
See Note 10 for additional information on interest expense on debt.
MTL - 90

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Other Expenses (continued)
Affiliated Expenses
See Notes 6 and 15 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
13. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
U.S. federal	$193	$90	$8
U.S. state and local	2	—	1
Non-U.S.	1	—	—
Subtotal	196	90	9
Deferred:
U.S. federal	(233)	79	155
Provision for income tax expense (benefit)	$(37)	$169	$164

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Tax provision at U.S. statutory rate	$(30)	$161	$167
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	(4)	6	(4)
Other, net	(2)	3	2
Provision for income tax expense (benefit)	$(37)	$169	$164
MTL - 91

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,077	$683
Net operating loss carryforwards (1)	4	4
Employee benefits	4	4
Net unrealized investment losses	541	767
Other	—	73
Total gross deferred income tax assets	1,626	1,531
Less: Valuation allowance	4	4
Total net deferred income tax assets	1,622	1,527
Deferred income tax liabilities:
Investments, including derivatives	1,118	1,266
Intangibles	4	6
DAC	55	16
Other	67	—
Total deferred income tax liabilities	1,244	1,288
Net deferred income tax asset (liability)	$378	$239
______________
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2023. U.S. state net operating loss carryforwards will expire between 2028 and 2043.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to MetLife, Inc. included $5 million and $33 million at December 31, 2023 and 2022, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2017.
14. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
MTL - 92

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Contingencies and Commitments (continued)

Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10, 2020)
In this case initially filed as a putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied Plaintiff’s motion to certify the class and subsequently dismissed her individual claim. Plaintiff has appealed the dismissal of her claims but not the denial of class certification.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $455 million and $520 million at December 31, 2023 and 2022, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2023 and 2022.
15. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $133 million, $96 million and $80 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $44 million and $2 million at December 31, 2023 and 2022, respectively.
See Notes 6, 7 and 11 for additional information on related party transactions.
16. Subsequent Events
The Company has evaluated events subsequent to December 31, 2023, through April 4, 2024, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL - 93

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